Securities and Exchange Commission
450 5 Street, N.W.
Washington, DC  20549


RE:  Midland National Life Separate Account C
     File Number 33-64016


Commissioners:

Enclosed for filing is a copy, including exhibits of Post-Effective Amendment Number 9 to the above referenced Form N-4 Registration Statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485.

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland Asbill and Brennan at 202-383-0126.

Sincerely,



Paul M. Phalen, CLU, FLMI
Assistant Vice-President
Product Implementation

VA2CVR.TXT

Registration No. 33-64016

                                  FORM N-4
                                  --------
                           SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                                                           ___
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         ___

                   Pre-Effective Amendment No. ___
                   Post-Effective Amendment No. _9_

                                 and

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Amendment No. _9_

              MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
              (Exact Name of Registrant)

               MIDLAND NATIONAL LIFE INSURANCE COMPANY
               (Name of Depositor)
                 One Midland Plaza
                 Sioux Falls, SD 57193
               (Address of Depositor's Principal Executive Office)
                605-335-5700
              (Depositor's Telephone Number, including Area Code:

                       _________________________
               Jack L. Briggs, Vice President, Secretary and General Counsel
               Midland National Life Insurance Company
                          One Midland Plaza
                        Sioux Falls, SD 57193
                (Name and Address of Agent for Service)

                     Copy to:
                     Frederick R. Bellamy
                     Sutherland Asbill & Brennan, L L P
                     1275 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004-2404

It is proposed that this filing will become effective (check appropriate line):
        ___  immediately upon filing pursuant to paragraph (b) of Rule 485
        _X_  on May 01, 1999 pursuant to paragraph (b) of Rule 485
        ___  60 days after filing pursuant to paragraph (a) (i) of Rule 485
        ___  on ___(date)________ pursuant to paragraph (a) (ii) of Rule 485

    If appropriate, check the following line:
        ___ the Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

    Titles of Securities Being Registered: __Variable_Annuity_Contracts__

N4VA2

Variable Annuity
Prospectus
May 1, 1999

Please read this prospectus for details on the contract being offered to you and keep it for future reference. This prospectus sets forth the information that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") about the
contract and Separate Account C is available by checking the appropriate box on the application form or by writing to
Midland at:
Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193
(605) 335-5700

The SAI, dated May 1, 1999, has been filed with the U.S.
Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The table of contents of the SAI is included at the end of this prospectus.

The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The contracts involve investment risk, including possible loss of principal. The contracts are not a deposit of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the federal deposit insurance corporation or any other agency.
This prospectus is valid only when accompanied by the Funds' current prospectuses.


Flexible Premium Deferred Variable Annuity
Contract (Variable Annuity)
issued by

Midland National Life Insurance Company
through
Midland National Life Separate Account C

The prospectuses for the following Funds:
 Fidelity's Variable Insurance Products    FundsFund/Fund II/Fund
III,
 American Century's Variable Portfolio Inc.,
 MFS(r)Massachusetts Financial's     Variable Insurance Trusts, and
 Lord, Abbett's Series Funds, Inc.,
describe the investment objectives, policies, and risks of the Funds' portfolios that are available under the contracts:

1. VIP Money Market Portfolio
2. VIP High Income Portfolio
3. VIP Equity-Income Portfolio
4. VIP Growth Portfolio
5. VIP Overseas Portfolio
6. VIP II Asset Manager Portfolio
7. VIP II Investment Grade Bond Portfolio
8. VIP II Contrafund Portfolio
9. VIP II Asset Manager: Growth Portfolio
10. VIP II Index 500 Portfolio
11. VIP III Growth & Income Portfolio
12. VIP III Balanced Portfolio
13. VIP III Growth Opportunities Portfolio
14. American Century VP Capital Appreciation Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth Portfolio
19. MFS VIT Emerging Growth Portfolio
20. MFS VIT Research Portfolio
21. MFS VIT Growth with Income Portfolio
22. MFS VIT New Discovery Portfolio
23. Lord, Abbett VC   C     Growth and Income Portfolio



Table of Contents



Definitions                                                     3
SUMMARY                                                         4
Features of Variable Annuity                                    4
Investment Choices                                              4
Withdrawals                                                     5
Charges Under the Contracts                                     5
FEE TABLE                                                       7
Additional Information About Variable Annuity                   11
SEPARATE ACCOUNT C AND THE FUNDS                                11
Our Separate Account And Its
Investment Divisions                                            11
The Funds                                                       11
Investment Policies Of The Funds' Portfolios                    12
We Own The Assets Of Our Separate Account                       15
Our Right To Change How We Operate
Our Separate Account                                            15
DETAILED INFORMATION ABOUT
THE CONTRACT                                                    16
Requirements for Issuance of a Contract                         16
Free Look                                                       16
Allocation of Premiums                                          16
Changing Your Premium Allocation Percentages                    17
Transfers of Contract Value                                     17
Dollar Cost Averaging                                           17
Withdrawals                                                     18
Loans                                                           19
Death Benefit                                                   19
Your Contract Value                                             20
Amounts In Our Separate Account                                 20
The General Account                                             21
CHARGES, FEES AND DEDUCTIONS                                    22
Sales Charges on Withdrawals                                    22
Free Withdrawal Amount                                          22
Administrative Charge                                           22
Mortality and Expense Risk Charge                               22
Contract Maintenance Charge                                     22
Transfer Charge                                                 23
Charges In The Funds                                            23
FEDERAL TAX STATUS                                              23
Introduction                                                    23
Diversification                                                 24
Taxation of Annuities in General                                24
Our Income Taxes                                                27
Withholding                                                     27
MATURITY DATE                                                   27
SELECTING AN ANNUITY OPTION                                     28
Fixed Options                                                   28
Variable Options                                                29
Transfers after the Maturity Date                               30
ADDITIONAL INFORMATION                                          30
Midland National Life Insurance Company                         30
Your Voting Rights As an Owner                                  30
Our Reports to Owners                                           31
Contract Periods, Anniversaries                                 31
Dividends                                                       31
Performance                                                     31
Your Beneficiary                                                32
Assigning Your Contract                                         32
When We Pay Proceeds From This Contract                         32
Sales Agreements                                                32
Regulation                                                      33
Year 2000 Compliance Issues                                     33
Discount for Midland Employees                                  33
Legal Matters                                                   34
Experts                                                         34
Statement of Additional Information                             34






Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account before the maturity date. Annuitant means the person, designated by the owner, upon whose life annuity payments are intended to be based on the maturity date.

Annuity Unit means the units in the Separate Account, after the maturity date that are used to determine the amount of the annuity payment.

Attained Age means the issue age plus the number of complete
Contract Years since the Contract Date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the annuitant dies before the maturity date.

Business Day means any day we are open and the New York Stock Exchange is open for trading. The holidays which we are closed, but the New York Stock Exchange is open are the day
after Thanksgiving    the day beforeand Christmas Eve Day and New
Year's Eve Day.      These days along with the days the New York
Stock Exchange is not open for trading will not be counted as business days.

Cash Surrender Value means the Contract Value on the date of surrender minus the contract maintenance charge and any contingent deferred sales charge.

Contract Anniversary - The same month and day of the Contract
Date in each year following the Contract Date.

Contract Date means the date from which Contract Anniversaries and Contract Years are determined.

Contract Value means the total amount of monies in our Separate Account C attributable to your in force contract. It also includes monies in our General Account for your contract. Contract Month means a month that starts on a Monthly Anniversary and ends on the following Monthly Anniversary.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under your contract if the annuitant dies before the maturity date.

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account C on the Contract Date or as later changed by us.

Home Office means where you write to us to pay premiums or take other action, such as transfers between investment divisions.

The address is:
Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Annuitant's life remains insured under the terms of the contract.

Investment Division means a division of Separate Account C which invests exclusively in the shares of a specified portfolio of the Funds.

Issue Age means the age of the annuitant on his/her birthday that is nearest to the Contract Date.

Maturity Date means the date, specified in the contract, when annuity payments are to begin.

Owner means the person who purchases an Individual Variable Annuity Contract and makes the premium payments. The owner has all rights in the contract before the maturity date, including the rights to make withdrawals or surrender the contract, to designate and change the beneficiaries who will receive the proceeds at the annuitant's death before the maturity date, to transfer funds among the investment divisions, and to designate a mode of settlement for the annuitant on the maturity date. Payee means the person who is entitled to receive annuity payments after an annuity is effected. On or after the maturity date, the annuitant will be the payee. Before the maturity date, you will be the payee.

Separate Account means our Separate Account C which receives and invests your premiums under the contract.

SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National
Life Insurance Company. "You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "annuitant", because the annuitant and the owner may not be the same.

The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force.

Features of Variable Annuity

The individual flexible premium deferred variable annuity contracts described in this prospectus provide for accumulation of the contract value and payment of annuity payments on a fixed or variable basis. Variable payment options are not available in certain states. The contracts are designed to aid individuals in long term planning for retirement or other long term purposes.

The contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code (Non-Qualified Plans) and for retirement plans which do qualify for those tax advantages
(Qualified Plans).

This prospectus generally describes only the variable portion of the contract, except where the General Account is specifically mentioned.

The Variable Annuity pays a death benefit when the annuitant dies before the maturity date if the contract is still in force. The death benefit is equal to the greater of (a) the contract value, and (b) premiums paid less withdrawals.

Your Contract Value

Your contract value depends on:
 the amount and frequency of premium payments, the selected portfolio's investment experience, interest earned on amounts allocated to the General Account, withdrawals, and charges and deductions.

You bear the investment risk under the Variable Annuity. There is no minimum guaranteed cash value with respect to any amounts allocated to the Separate Account. (See "Your Contract Value" on page 20.)

Flexible Premium Payments

You may pay premiums whenever you want and in whatever amount you want, within certain limits. We require an initial minimum premium of at least $2,000; other premium payments must be at least $50. (Currently, we waive the initial minimum premium requirement for certain qualified contracts enrolled in a bank draft investment program or payroll deduction plan.)
You will choose a planned periodic premium. You need not pay premiums according to the planned schedule.

Investment Choices

You may allocate your contract value to up to ten of the investment divisions of our Separate Account. You may also allocate your contract value to our General Account, which pays interest at a declared rate.

Each of the Separate Account investment divisions invests in shares of a corresponding portfolio of one of the following
"series" type mutual funds:
(1) Fidelity's Variable Insurance Products Fund    (VIP)    , (2)
Fidelity's Variable Insurance Products Fund II    (VIP II)    , (3)
Fidelity's Variable Insurance Products Fund III    (VIP III)    , (4)
American Century's Variable Portfolios, Inc., (5)
MFS(r)Massachusetts Financial's     Variable Insurance Trusts, and
(6) Lord, Abbett's Series Fund, Inc. The portfolios have different investment policies and objectives.

For a full description of the portfolios, see the Funds' prospectuses, which accompany this prospectus. (See The Funds on page 11.)

The investment divisions that invest in portfolios of Fidelity's Variable Insurance Products Fund are:

 VIP Money Market Portfolio
 VIP High Income Portfolio
 VIP Equity-Income Portfolio
 VIP Growth Portfolio
 VIP Overseas Portfolio

The investment divisions that invest in portfolios of Fidelity's Variable Insurance Products Fund II are:
 VIP II Asset Manager Portfolio
 VIP II Investment Grade Bond Portfolio
 VIP II Contrafund Portfolio
 VIP II Asset Manager: Growth Portfolio
 VIP II Index 500 Portfolio

The investment divisions that invest in portfolios of Fidelity's Variable Insurance Products Fund III are:
 VIP III Growth & Income Portfolio
 VIP III Balanced Portfolio
 VIP III Growth Opportunities Portfolio

The investment divisions that invest in portfolios of the American Century Variable Portfolios, Inc. are:
 VP Capital Appreciation Portfolio
 VP Value Portfolio
 VP Balanced Portfolio
 VP International Portfolio
 VP Income & Growth Portfolio

The investment divisions that invest in portfolios of the    MFS(r)
Massachusetts Financial     Variable Insurance Trusts are:
 VIT Emerging Growth Portfolio
 VIT Research
 VIT Growth with Income
 VIT New Discovery

The investment division that invests in a portfolio of the
Lord, Abbett Series Fund, Inc. is:
 VC   C     Growth and Income

Each portfolio pays a different investment management or advisory fee and different operating expenses. The fees and expenses for the year ending December 31, 1998 are shown under the table of Portfolio Annual Expenses.

See "Investment Policies Of The Funds' Portfolios" on page 12, and "Charges In The Funds" on page 23.

Withdrawals

You may generally withdraw all or part of your cash surrender value at any time, before annuity payments begin. A contingent deferred sales charge may be imposed on any withdrawal, and upon full withdrawal a contract maintenance charge may also be imposed. The amount you request plus any deferred sales charge will be deducted from your contract value. You may take a withdrawal in a lump sum or use it to purchase an annuity that will continue as long as you live or for some other period you select. A withdrawal may have negative tax consequences, including a 10% tax penalty on certain withdrawals prior to age 59 1/2. Three years after the contract date, the contingent deferred sales charge will be waived upon the withdrawal of funds to effect a life annuity. (See "Sales Charges on Withdrawals" on page 22, "FEDERAL TAX STATUS" on page 23, and "SELECTING AN ANNUITY" on page 28.) Withdrawals from contracts used in connection with tax-qualified retirement plans may be restricted or penalized by the terms of the plan or applicable law.

Charges Under the Contracts

Sales Charge

Sales expenses are not deducted from premium payments.
However, a contingent deferred sales charge may be assessed against contract values when they are withdrawn, including withdrawals to effect an annuity. (See "Sales Charges on Withdrawals" on page 22.)

The amount of any sales charge depends on the contract year of the withdrawal.

The charge for each contract year is a percentage of the premiums and is as follows:



                                            Contingent
                   Contract                 Deferred Sales
                   Year                     Charge
                   1                        7%
                   2                        6%
                   3                        5%
                   4                        4%
                   5                        3%
                   6                        2%
                   7 and beyond             0%

No contingent deferred sales charge will be assessed upon:
1. payment of death proceeds under the contract, or
2. exercise of the free withdrawal privilege.

Withdrawals may be subject to tax consequences. (See
"Withdrawals" on page 18 and "FEDERAL TAX STATUS" on page 23.)

Free Withdrawal Amount

After the first contract year, you may make a withdrawal from your contract value of up to 10% of the total premiums paid (as determined on the date of the requested withdrawal), if the withdrawal is the first in the contract year, without incurring a contingent deferred sales charge. (See "Free Withdrawal Amount" on page 22.)

Mortality and Expense Risk Charge

Midland deducts a 1.25% per annum charge against all contract values held in the Separate Account for assuming the mortality and expense risks under the contract. (See "Mortality and Expense Risk Charge" on page 22.)

Administration and Maintenance Fee

An administration charge of 0.15% per annum is deducted from all contract values held in the Separate Account. In addition, a maintenance charge of $33 is deducted annually from each contract. (See "CHARGES, FEES AND DEDUCTIONS" on page 22.)

Premium Taxes

Currently, we do not deduct for premium taxes. We reserve the right to deduct for premium taxes for contracts sold in states that charge a premium tax.


FEE TABLE

This information is intended to assist you in understanding the various costs and expenses that you will bear. It reflects expenses of the Separate Account as well as the portfolios.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of premium
payments)                                                        None
Transfer Fee                                                     None

Maximum Deferred Sales Load (as a percentage of premiums)
                                                            7.00%
Annual Contract Maintenance Charge(1)
                                                            $33.00

Separate Account Annual Expenses (as a percentage of average daily Contract Value)
Mortality and Expense Risk                                       1.25%
Administration Fees                                              0.15%
Total Separate Account Expenses                                  1.40%

(1) The contract maintenance charge is an annual $33 charge per contract.  It is deducted proportionally from the investment divisions in use at the time of the charge.  The contract
maintenance charge has been reflected in the examples by a
method intended to show the "average" impact of the contract maintenance charge on an investment in the Separate Account.
In the example, the contract maintenance charge is approximated
as a    0.11%0.13%     annual asset charge based on the experience of
the contracts.

PORTFOLIO ANNUAL EXPENSES(1)

(as a percentage of Portfolio average net assets after fee
waivers and expense reimbursement)
                                                              TOTAL
                                       MANAGEMENT OTHER       ANNUAL
                                       FEES       EXPENSES    EXPENSES(2)
VIP Money Market                       0.20%0.21% 0.10%       0.30%0.31%
VIP High Income                        0.58%0.59% 0.12%       0.70%0.71%
VIP Equity-Income(3)                   0.49%0.50% 0.08%       0.57%0.58%
VIP Growth(3)                          0.59%0.60% 0.07%0.09%  0.66%0.69%
VIP Overseas(3)                        0.74%0.75% 0.15%0.17%  0.89%0.92%
VIP II Asset Manager(3)                0.54%0.55% 0.09%0.10%  0.63%0.65%
VIP II Investment Grade Bond           0.43%0.44% 0.14%       0.57%0.58%
VIP II Contrafund(3)                   0.59%0.60% 0.07%0.11%  0.66%0.71%
VIP II Asset Manager:  Growth(3)       0.59%0.60% 0.13%0.17%  0.72%0.77%
VIP II Index 500(3)(4)                 0.24%      0.04%       0.28%
VIP III Growth & Income(3)             0.49%      0.11%0.21%  0.60%0.70%
VIP III Balanced(3)                    0.44%0.45% 0.14%0.16%  0.58%0.61%
VIP III Growth Opportunities(3)        0.59%0.60% 0.11%0.14%  0.70%0.74%
American Century VP Capital Appreciation          1.00%       0.00%
                                       1.00%
American Century VP Value              1.00%      0.00%       1.00%
American Century VP Balanced           1.00%      0.00%       1.00%
American Century VP International      1.47%1.50% 0.00%       1.47%1.50%
American Century VP Income & Growth    0.70%      0.00%       0.70%


                                                              TOTAL
                                       MANAGEMENT OTHER       ANNUAL
                                       FEES       EXPENSES    EXPENSES(2)
MFS VIT Emerging Growth(4)             0.75%      0.10%0.12%  0.85%0.87%
MFS VIT Research(4)                    0.75%      0.11%0.13%  0.86%0.88%
MFS VIT Growth with Income(4)(5)       0.75%      0.13%0.25%  0.88%1.00%
MFS VIT New Discovery(4) (5)           0.90%      0.27%0.25%  1.17%1.15%
Lord, Abbett VC   C     Growth and Income    0.50% 0.01%0.02%  0.51%0.52%

(1) The fund data was provided by the funds or their managers.
Midland has not independently verified the accuracy of the Fund data.

(2) The annual expenses shown are based on actual expenses for 1998.

(3) A portion of the brokerage commissions the fund paid was used to reduce its expenses.  In addition, certain funds have entered into arrangements with their custodian and transfer
agent whereby credits realized as a result of uninvested cash balances were used to reduce custodian and transfer agent
expenses.    WithoutIncluding     these reductions, total operating
expenses would have been as follows:
VIP Equity-Income                      0.58%0.57%
VIP Growth                             0.68%0.67%
VIP Overseas                           0.91%0.90%
VIP II Asset Manager                   0.64%
   VIP II Index 500                    0.35%
VIP II Contrafund                      0.70%0.78%
VIP II Asset Manager: Growth           0.73%0.76%
VIP III Balanced                       0.59%0.60%
VIP III Growth Opportunities           0.71%0.73%
   VIP III Growth & Income             0.61%

   (4) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.
The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(4) The fund's expenses were voluntarily reduced by the Fund's investment advisor. Absent reimbursement, the management fee, other expenses, and total expenses for the VIP II Index 500 would have been 0.27%, 0.13%, and 0.40% respectively.

(5)  MFS has agreed to bear expenses for    thisthese portfolios,
and each such that the      portfolio's other expenses shall not
exceed 0.25%. Without this limitation, the other expenses and total expenses would have been:
   0.35% and 1.10% for the MFS VIT Growth with Income, and
4.32%0.47% and 5.22%1.37%     for the MFS VIT New Discovery.




EXAMPLES

If you surrender or annuitize your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:
                                  ONE       THREE     FIVE      TEN
                                  YEAR      YEARS     YEARS     YEARS
VIP Money Market                  8899      107128    128160    213216
VIP High Income                   92103     119140    148180    254257
VIP Equity-Income                 91101     115136    142173    241244
VIP Growth(3)                     92103     118139    146179    250255
VIP Overseas(3)                   94105     125146    158191    274279
VIP II Investment Grade Bond      91101     115136    142173    241244
VIP II Asset Manager(3)           92102     117138    145177    247251
VIP II Index 500(3)               8898      106127    127158    211213
VIP II Contrafund                 92103     118140    146180    250257
VIP II Asset Manager:  Growth(3)   93103    120142    149183    256263
VIP III Balanced(3)               91102     115137    142175    242247
VIP III Growth Opportunities(3)   92103     119141    148182    254261
VIP III Growth & Income(3)        91103     116140    143179    244256
American Century VP Capital Appreciation   95106 28149 164195   285287
American Century VP Balanced      95106     128149    164195    285287
American Century VP Value         95106     128149    164195    285287
American Century VP International   100111  142164    187219    330335
American Century VP Income & Growth   9293  119120    148149    254256
MFS VIT Emerging Growth(4)        94        124125    156158    270274
MFS VIT Research(4)               94        124125    157159    271275
MFS VIT Growth with Income(4)   9496        125129    158165    273287
MFS VIT New Discovery(4)(5)       97        133       172       301
Lord, Abbett VC   C     Growth and Income 91   113114 139140    235238

If you do not surrender your contract, you would pay the
following expenses on a $1,000 investment, assuming 5% annual return on assets:
                                  ONE       THREE     FIVE      TEN
                                  YEAR      YEARS     YEARS     YEARS
VIP Money Market                  1819      5758      98100     213216
VIP High Income                   2223      6970      118120    254257
VIP Equity-Income                 21        6566      112113    241244
VIP Growth(3)                     2223      6869      116119    250255
VIP Overseas(3)                   2425      7576      128130    274279
VIP II Investment Grade Bond      21        6566      112113    241244
VIP II Asset Manager(3)           22        6768      115117    247251
VIP II Index 500(4)               18        5657      9798      211213
VIP II Contrafund(3)              2223      6870      116120    250257
VIP II Asset Manager:  Growth(3)  23        7072      119123    256263
VIP III Balanced(3)               2122      6567      112115    242247
VIP III Growth Opportunities(3)   2223      6971      118122    254261
VIP III Growth & Income           2123      6670      113119    244256
American Century VP Capital Appreciation    2526 7879 134135    285287
American Century VP Balanced      2526      7879      134135    285287
American Century VP Value         2526      7879      134135    285287
American Century VP International   3031    9294      157159    330335
American Century VP Income & Growth   2223  6970      118119    254256
MFS VIT Emerging Growth           24        7475      126128    270274
MFS VIT Research                  24        7475      127129    271275
MFS VIT Growth with Income        2426      7579      128135    273287
MFS VIT New Discovery             27        83        142       301
Lord, Abbett VC   C     Growth and Income21   6364    109110    235238

The examples are based on actual expenses for 1998. Actual expenses reflected are net of any fee waivers or expense reimbursements.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.  The assumed 5% annual return is
hypothetical; past or future annual returns may be greater or lesser than the assumed amount. These examples reflect the $33
contract maintenance charge as an annual charge of    0.11%0.13%
of assets based on an average cash value of    $30,000$27,000.



Additional Information About

Variable Annuity

Your "Free Look" Right

You have a right to examine the contract and return it to us. Your request must be postmarked no later than 10 days after you receive your contract. During the "free look" period your premium will be allocated to the VIP Money Market Investment Division. (See "Free Look" on page 16 for more details.)

Transfers

You may transfer your contract value among the investment divisions and between the General Account and the investment divisions. Transfers take effect on the date we receive your request. We require minimum amounts, usually $200, for each transfer. Transfers are not permitted before the end of the "free look" period or after annuity payments begin.

Currently, we do not charge for making transfers.  However, we reserve the right to assess a $25 administrative charge after
the    12th15th     transfer in a contract year.

For limitations on transfers to and from the General Account, see "The General Account" on page 21.

Financial Information

Condensed financial information for the Separate Account begins
at page    3532     of this prospectus.  Our financial statements, and
full financial statements for the Separate Account, are in the Statement of Additional Information.

Inquiries

If you have any questions about your contract or need to make changes, then contact your financial representative who sold you the contract, or contact us at:
Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, South Dakota 57193
(605) 335-5700

SEPARATE ACCOUNT C AND THE FUNDS

Our Separate Account And Its
Investment Divisions

The "Separate Account" is our Separate Account C, established under the insurance laws of the State of South Dakota in March, 1991. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not involve any SEC supervision of its management or investment policies. The Separate Account has a number of investment divisions, each of which invests in shares of a corresponding portfolio of the Funds. You may allocate part or all of your net premiums to any 10 of the 23 investment divisions of our Separate Account.

The Funds

Each of the 23 portfolios available under the contract is
commonly called a mutual fund.  Each one is a "series" of one of the following open-end diversified investment companies:
1. Fidelity's Variable Insurance Products Fund,
2. Fidelity's Variable Insurance Products Fund II,
3. Fidelity's Variable Insurance Products Fund III,
4. American Century Variable Portfolios, Inc.,
5.    MFS(r) Massachusetts Financial    Variable Insurance Trusts, and
6. Lord, Abbett's Series Fund, Inc.

Our Separate Account buys and sells the shares of each portfolio at net asset value (with no sales charge). More detailed information about the portfolios and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus and in the Funds' Statements of Additional Information. You should read the Funds' prospectuses carefully before allocating or transferring money to any portfolio.
We may from time to time receive revenue from the Funds and/or from their managers. The amounts of the revenue, if any, may be based on the amount of our investments in the Funds.

Investment Policies Of The Funds' Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio
Objective

VIP Market Money
   Seeks as high a
level of
current income
as is
consistent with
preservation of
capital and
liquidity by
investing in
U.S. dollar-
denominated
money market
securities. Seeks to earn a
high level of
current income
by investing in
high quality
money market
instruments as
is consistent
with preserving
capital and
providing
liquidity by
investing in
high quality
money market
instruments.
(An investment
in the VIP
Money Market or
any other
Portfolio is
neither insured
nor guaranteed
by the U.S.
Government, and
there is no
assurance that
the Money
Market Portfolio will
be able to
maintain a
constant net
asset value.)

VIP High Income
   Seeks a high
level of
current income
by investing
primarily in
income-producing debt
securities
while also
considering
growth of
capital. Policy
owners should
understand that
the fund's unit
price may be
volatile due to
the nature of
the high yield
bond marketplace. Seeks
high current
income by
investing
primarily in
high-yielding,
lower-rated,
fixed-income
securities,
while also
considering
growth of
capital. For a
description of
the special
risks involved
in investing in
these securities, see
the prospectus
for the Funds.

VIP Equity - Income
   Seeks reasonable
income by
investing
primarily in
income-producing
equity securities. In
choosing these
securities, the
Manager will
consider the
potential for
capital appreciation.
The Portfolio's
goal is to
achieve a yield
which exceeds
the composite
yield on the
securities
comprising the
Standard &
Poor's Composite Index
of 500 Stocks. Seeks
reasonable
income by
investing
primarily in
income-producing
equity securities.  In
choosing these
securities, the
Manager will
consider the
potential for
capital appreciation.
The Portfolio's
goal is to
achieve a yield
which exceeds
the composite
yield on the
securities
comprising the
Standard &
Poor's Composite Index
of 500 Stocks.

VIP Growth
   Seeks capital
appreciation by
investing in
common stocks.
The adviser
invests the
fund's assets
in companies
the adviser
believes have
above-average
growth
potential. Seeks
capital
appreciation by
investing in
common stocks,
although the
Portfolio's
investments are
not restricted
to any one type
of security.
Capital appreciation
also may be
found in other
types of
securities,
including bonds
and preferred
stocks.

VIP Overseas
   Seeks long-term
growth of
capital, primarily
through investments in
foreign securities. Seeks
long-term
growth of
capital, primarily
through investments in
foreign securities.

VIP II Asset Manager
   Seeks high
total return
with reduced
risk over the
long term by
allocating its
assets among
domestic and
foreign stocks,
bonds and
short-term
instruments. Seeks
high total
return with
reduced risk
over the long-
term by
allocating its
assets among
domestic and
foreign stocks,
bonds and
short-term
money market
instruments.

VIP II Investment Grade Bond
   Seeks a high a
level of
current income
as is
consistent with
the
preservation of
capital by
investing in
U.S. dollar-
denominated
investment-grade
bonds. Seeks as
high a level of
current income
as is
consistent with
the preservation of
capital by
investing in a
broad range of
investment
grade fixed
incomesecurities.

VIP II Contrafund
   Seeks to
achieve capital
appreciation
over the long
term by
investing in
common stocks
and securities
of companies
whose value the
manager
believes is not
fully recognized by
the public. Seeks to
achieve capital
appreciation
over the long
term by
investing in
securities of
companies whose
value the
manager believes is not
recognized
fully by the
public.

VIP II Asset Manager: Growth
   Seeks to
maximize total
return by
allocating its
assets among
stocks, bonds,
short-term
instruments,
and other
investments. Seeks
to maximize
total return
over the long
term through
investments in
stocks, bonds,
and short-term
instruments.
This portfolio
has a heavier
emphasis on
stocks than the
Asset Manager
Portfolio.

VIP II Index 500
   Seeks to
provide investment
results that
correspond to
the total
return of
common stocks
publicly traded
in the United
States by
duplicating the
composition and
total return of
the Standard &
Poor's
Composite Index
of 500 Stocks. Seeks to
provide investment
results that
correspond to
the total
return of
common stocks
publicly traded
in the United
States by
duplicating the
composition and
total return of
Standard &
Poor's
Composite Index
of 500 Stocks.
This is
designed as a
long-term
investment
option.

VIP III Growth & Income
   Seeks high
total return,
combining current income
and capital
appreciation.
Invests mainly
in stocks that
pay current
dividends and
show potential
for capital
appreciation.
earnings
potential.

VIP III Balanced
   Seeks both
income and
growth of
capital. When
FMR's outlook
is neutral, it
will invest
approximately
60% of the
fund's assets
in equity
securities and
will always
invest at least
25% of the
fund's assets
in fixed-income
senior securities. Seeks
to balance
the growth
potential of
stocks with the
possible income
cushion of
bonds.  Invests
in broad
selection of
stocks, bonds
and convertible
securities.

VIP III Growth Opportunities
   Seeks capital
growth by
investing
primarily in
common stocks.
Although the
fund invests
primarily in
common stocks,
it has the
ability to
purchase other
securities,
including
bonds, which
may be lower-
quality debt
securities. Seeks
long-term
growth of
capital.
Invests
primarily in
common stocks
and securities
convertible
into common
stocks, but it
has the ability
to purchase other
securities such
as preferred
stocks and
bonds that may
produce capital
growth.

American Century VP Capital Appreciation
Seeks capital
growth by
investing
primarily in
common stocks
that management
considers to
have better-
than-average
prospects for
appreciation.

American  Century VP Value
Seeks long-term
capital growth
with income as
a secondary
objective. Invests
primarily in
equity securities of
well-established
companies that
management
believes to be
under-valued.

American Century VP Balanced
Seeks capital
growth and
current income.
Invests approximately
60 percent of
its assets in
common stocks
that management
considers to
have better
than average
potential for
appreciation
and the rest in
fixed income
securities.

American Century VP International
Seeks capital
growth by
investing
primarily in
securities of
foreign companies that
management
believes to
have potential
for appreciation.

American  Century VP Income & Growth
Seeks dividend
growth, current
income and
capital appreciation.
The Portfolio
will seek to
achieve its
investment
objective by
investing in
common stocks.

MFS VIT Emerging Growth
Seeks to
provide long-
term growth of
capital. Dividend and
interest income
from portfolio
securities, if
any, is
incidental to
the Series'
investment
objective of
long-term
growth capital.

MFS VIT Research
Seeks to
provide long-
term growth of
capital and
future income.

MFS VIT Growth with Income
Seeks to
Provide reasonable
current income
and long-term
growth of
capital and
income.

MFS VIT New Discovery
Seeks capital
appreciation.

Lord,Abbett VC   C     Growth and Income
Seeks long-term
growth of
capital and
income without
excessive
fluctuation in
market value.

Fidelity Management & Research Company manages the VIP, VIP II and VIP III portfolios.  American Century Investment
Management, Inc. manages the American Century VP portfolios.
   MFS(r) Massachusetts Financial Services Company manages the MFS
Variable Insurance Trusts.  Lord, Abbett & Co.Company     manages
the Lord, Abbett Series Fund, Inc.

The Funds sell their shares to Separate Accounts of various insurance companies to support both variable life insurance and variable annuity contracts, and to qualified retirement plans. We currently do not foresee any disadvantages to our contract owners arising from this use of the Funds for mixed and shared funding. The Funds will monitor for possible conflicts arising out of this practice. If any such conflict or disadvantage does arise, we and/or the applicable Fund may take appropriate action to protect your interests.

The Fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager.

Nevertheless, the investment performance and results of any of the Funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.

We Own The Assets Of Our Separate Account

We own the assets of our Separate Account and use them to support your contract and other variable annuity contracts. We may permit charges owed to us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account. These accumulated amounts belong to us and we may transfer them from the Separate Account to our General Account. The assets in the Separate Account may not be charged with liabilities arising out of our other business. The obligations under the contracts are our obligations. The income, gains and losses (realized and unrealized) of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Our Right To Change How We Operate Our Separate Account

We have the right to modify how we operate Separate Account C. In making any changes, we may not seek approval of contract owners (unless approval is required by law). We have the right to:
 add investment divisions to, or remove investment divisions from our Separate Account;
 combine two or more divisions within our Separate Account; withdraw assets relating to our variable annuities from one investment division and put them into another;
 eliminate a portfolio's shares and substitute shares of another portfolio of the Funds or another open-end, registered investment company. This may happen if the portfolio's shares are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of Separate Account C's purposes;
 end the registration of our Separate Account under the Investment Company Act of 1940;
 operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of "interested persons" of Midland under the Investment Company Act of 1940);
 disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract.

(We would do so only if required by state insurance regulatory authorities, or otherwise pursuant to insurance law or regulation); and
? operate our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows us to make direct investments. In addition, we may disapprove any change in investment advisers or investment policies unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of any investment division, then you will be notified. We may, for example, cause the investment division to invest in a mutual fund other than or in addition to the current portfolios.

You may want to transfer the amount in that investment division as a result of changes we have made.

If you wish to transfer the amount you have in that investment division to another division of our Separate Account, or to our General Account, then you may do so, without charge, by writing to our home office. At the same time, you may also change how your premiums are allocated.

DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract

To buy a contract, you must send us an application form and an initial premium payment of at least $2,000. If you enroll in a bank draft investment program or payroll deduction plan for a qualified contract and the monthly premium is at least $100, then the initial premium amount can be lower. This sale must take place through a representative who is licensed and
registered to sell the contract.     Once we accept your
application, yYou will then     be issued a contract that sets
forth precisely your rights and our obligations. Additional premium payments, of at least $50, may then be made by check or money order payable to Midland and mailed to the home office. If your application is complete, then we will accept or reject it within two business days of receipt. If the application is incomplete, then we will attempt to complete it within five business days. If it is not complete at the end of this period, then we will inform you of the reason for the delay and the premium payment will be returned immediately. Note that you may specifically consent to us keeping the premium payment until the application is complete. Your initial premium payment will be allocated to the VIP Money Market Investment Division as of the business day we receive it or we accept your application, whichever is later. Each premium received after the "Free Look" period will be allocated to our Separate Account or General Account on the day of receipt.

Free Look

You have a 10-day Free Look period after you receive your contract. You may review it and decide whether to keep it or cancel it. If you want to cancel the contract, then you must return it to the agent who sold it to you or to our home office. If you cancel your contract, then we will return the greater of:
(1) the premium paid, or
(2) the contract value plus the sum of all charges deducted from the contract value.

The length of the Free Look period may vary in certain states in compliance with specific regulations and legal requirements.

Allocation of Premiums

We allocate your entire contract value to the VIP Money Market Investment Division during the "Free Look" period. You will specify your desired premium allocation on the contract's application form. Your instructions in your application will dictate how to allocate your contract value at the end of the Free Look period (which is administratively assumed to be 15 days after the contract date for reallocation purposes).

Allocation percentages may be any whole number (from    010     to
100) and the sum must equal 100. The allocation instructions in your application will apply to all other premiums you pay, unless you change subsequent premium allocations by providing us with written instructions. You may not allocate your contract value to more than 10 investment divisions of our Separate Account at any point in time. In certain states, allocations to and transfers to and from the General Account are not permitted.

Changing Your Premium Allocation Percentages

You may change the allocation percentages of your premiums by writing to our home office and telling us what changes you wish to make. These changes will affect transactions as of the date we receive your request at our home office. While the Dollar Cost Averaging program is in effect, the allocation percentages that apply to any premiums received will be the DCA allocation percentages unless you specify otherwise. (See "Dollar Cost Averaging" on page 17).

Transfers of Contract Value

You may transfer amounts among the investment divisions and between the General Account and any investment division. Write to our home office to make a transfer of contract value. Currently, you may make an unlimited number of transfers of contract value in each contract year. But we reserve the right
to assess a $25 charge after the    12th15th     transfer in a
contract year.

The transfer takes effect on the date we receive your request. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum. For limitations on transfers to and from the General Account, see "The General Account" on page 21.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables you to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. This program may reduce the impact of market fluctuations by allocating monthly, as opposed to allocating the total amount at one time. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request forms and there must be a sufficient amount in the DCA source account. DCA is only available if the amount in the DCA source account is at least $2,400 at the time DCA is to begin. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. Copies of the DCA request form can be obtained by contacting us at our home office. The election will specify:
1) The DCA source account from which transfers will be made,
2) That any money received with the form is to be placed into the DCA source account,
3) The total monthly amount to be transferred to the other investment divisions, and
4) How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payment you intend to apply to DCA.

Once you elect DCA, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then DCA will start at the beginning of the second contract month. If it is requested after issue, then DCA will start at the beginning of the first contract month which occurs at least 30 days after the day the request is received.

DCA will last until the value in the DCA source account falls below the allowable limit or until we receive your written termination request. DCA automatically terminates on the maturity date.

We reserve the right to end the DCA program by sending you one month's notice.

Withdrawals

You may withdraw all or part of your cash surrender value by sending us a written request. (Withdrawals may be restricted by a retirement arrangement under which you are covered.) Partial withdrawals from an investment division or the General Account, however, must be made in amounts of $500 or more (except for Systematic withdrawals described above) and cannot reduce your contract value to less than $1,000. If a withdrawal results in less than $1,000 remaining, then the entire contract value must be withdrawn.

Any applicable contingent deferred sales charge and any required tax withholding will be deducted from the amount paid.
In addition, upon full withdrawal a contract maintenance charge is also subtracted.

We will generally pay the withdrawal amount from the Separate Account within seven days after we receive a properly completed withdrawal request. We may defer payment for a longer period only when:
 trading on the New York Stock Exchange is restricted as defined by the SEC;
 the New York Stock Exchange is closed (other than customary weekend and holiday closing);
 an emergency exists as defined by the SEC as a result of which disposal of the Separate Account's securities or determination of the net asset value of each investment division is not reasonably practicable; or
 for such other periods as the SEC may by order permit for the protection of owners.

We expect to pay the withdrawal amount from the General Account promptly, but we have the right to delay payment for up to six months.

Unless you specify otherwise, your withdrawal will be allocated among all investment divisions and the General Account in the same proportion as your contract value bears to each investment division and the General Account. This allocation is subject to minimum amount requirements. The contingent deferred sales charge will be determined without reference to the source of the withdrawal. The charge will be based on the contract year and withdrawals. (See "CHARGES, FEES AND DEDUCTIONS" on page 22.)

A withdrawal will generally have Federal income tax consequences that can include tax penalties and tax withholding. You should consult your tax advisor before making a withdrawal. (See "FEDERAL TAX STATUS" on page 23.)
Under certain types of retirement arrangements, the Retirement Equity Act of 1984 provides that, in the case of a married participant, a withdrawal request must include the consent of the participant's spouse. This consent must contain the participant's signature and the notarized or properly witnessed signature of the participant's spouse. These spousal consent requirements generally apply to married participants in most qualified pension plans, including plans for self-employed individuals and the Section 403(b) annuities that are considered employee pension benefit plans under the Employee Retirement Income Security Act of 1974 (ERISA). You should check the terms of your retirement plan and consult with a tax advisor before making a withdrawal.

Participants in the Texas Optional Retirement Program may not make a withdrawal from a contract (including withdrawals to establish an annuity) prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death, or total disability. Such proceeds may, however, be used to fund another eligible vehicle.

Withdrawals from Section 403(b) plans are also severely restricted. (See "FEDERAL TAX STATUS" on page 23.)

Loans

Prior to the maturity date, owners of contracts issued in connection with Section 403(b) or Section 401 (k) qualified plans may request a loan using the contract as security for the loan. Loans are subject to provisions of the Internal Revenue Code and the terms of the retirement program. You should consult a tax advisor before requesting a loan.

Only one loan can be made within a 12 month period. The loan amount must be at least $2,000 and must not exceed the contract value minus any applicable contingent deferred sales charge minus any outstanding prior loans minus loan interest to the end of the next contract year.

The portion of the contract value that is equal to the loan amount will be held in the General Account and will earn interest at a rate of 3% per year. When a loan is requested, you should tell us how much of the loan you want taken from your unloaned amount in the General Account or from the Separate Account investment divisions. If you do not tell us how to allocate your loan, then it will be allocated among all investment divisions and the General Account in the same proportion as the value of your interest in each division bears to your total contract value. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division.

We charge interest on loans at the rate of 5% per year. Loan interest is due on each contract anniversary. Unpaid interest will be added to the loan and accrue interest. If the total loan plus loan interest equals or exceeds the contract value minus any applicable contingent deferred sales charge and withholding taxes, then the contract will terminate with no further value. In such case, we will give you at least 31 days written notice.

The total loan plus loan interest will be deducted from any amount applied under a payment option or otherwise payable under the contract.

The loan agreement will describe the amount, duration, and restrictions on the loan. In general, loans must be repaid in monthly or quarterly installments within 5 years. You are allowed a 30-day grace period from the installment due date. If a quarterly installment is not received within the grace period, then a deemed distribution of the entire amount of the outstanding loan principal, interest due, and any applicable charges under this contract, including any withdrawal charge, will be made. This deemed distribution may be subject to income and penalty tax under the Internal Revenue Code and may adversely affect the treatment of the contract under Internal Revenue Code section 403(b).

If the amount or duration of the loan violates Internal Revenue Code requirements, then you may be subject to income tax or a penalty. IRS authorities and the Department of Labor suggest that in certain circumstances a loan may result in adverse tax and ERISA consequences for Section 403(b) or Section 401 (k) programs.

A loan has a permanent effect on the contract value because the investment experience of the investment divisions will apply only to the unborrowed portion of the contract value. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the net investment results are greater than 3% while the loan is outstanding, then the contract value will not increase as rapidly as it would have if no debt were outstanding. If net investment results are below 3%, then the contract value will be higher than it would have been had no loan been outstanding.

Death Benefit

If the annuitant is an owner and dies before the maturity date, then the death benefit must be paid within 5 years of the annuitant's death (other than amounts payable to, or for the benefits of, the surviving spouse of the annuitant as the contingent owner). The value of the death benefit, as described below, will be determined on the business day following the date our home office receives:
(1) due proof of death and
(2) an election form of how the death benefit is to be paid.

Unless a payment option is selected within 90 days after we receive due proof of death, the death benefit will be paid as a lump sum.

If the annuitant is not an owner and an owner dies before the
maturity date,   the contingent owner will become the owner. If
no contingent owner has been named or is living, ownership will pass to the owner's estate.then the contract value will be paid as of the date we receive due proof of death and an election
form of how the contract value is to be paid.      If the spouse is
named as the contingent owner, then the contract will continue with the spouse now being the owner. If the surviving spouse has not been named as the contingent owner, then the contract ends and the contract value (not the death benefit) must be paid out within 5 years of the owner's death.

If an owner dies on or after the maturity date, then any remaining amounts, other than amounts payable to, or for the benefit of, the owner's surviving spouse, must be paid at the same rate as the benefits were being paid at the time of the owner's death. Other rules relating to distributions at death apply to qualified contracts.

Death Benefit on the Annuitant's Death Prior to the Maturity
Date

The death benefit is only paid on the annuitant's death prior to the maturity date (not on the death of the owner unless the owner is also the annuitant). Any loan amount and loan accrued interest outstanding will reduce the death benefit proceeds.
(See "Loans" on page 19.) The death benefit paid to the beneficiary will be the greater of:
(a)	The current contract value.  For this purpose, the current
contract value is the value on the business day following the date we receive at our home office the latest of:
(1)	due proof of death and
(2)	An election form of how the death proceeds are to be paid
(or 90 days after we receive due proof of death, if no
election form is received), or
(b)	100% of the total premium payments made to your contract,
reduced by any prior withdrawals.

Your Contract Value

Your contract value is the sum of your amounts in the various investment divisions and in the General Account (including any amount in our General Account securing a contract loan). Your contract value reflects various charges. Transaction and sales charges are made on the effective date of the transaction. Charges against our Separate Account are reflected daily.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract value for amounts allocated to the investment divisions of our Separate Account. You bear the investment risk. An investment division's performance will cause your contract value to go up or down.

Amounts In Our Separate Account

The amount you have in each division is represented by the value of the accumulation units credited to your contract value for that division. The value you have in an investment division is the accumulation unit value times the number of accumulation units credited to you. Amounts allocated, transferred or added to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when you allocate premiums, or transfer amounts to that division. Accumulation units are sold or redeemed when you make withdrawals or transfer amounts from an investment division, and to pay the death benefit when the annuitant dies. We also redeem units to pay for certain charges.

We calculate the number of accumulation units purchased or redeemed in an investment division by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The number of accumulation units credited to you will not vary because of changes in accumulation unit values.

The accumulation units of each investment division have different accumulation unit values. We determine accumulation unit values for the investment divisions at the end of each business day. If the New York Stock Exchange is not open that day, then the transaction will be processed on the next business day. The accumulation unit value for each investment division is initially set at $10.00. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the Funds. They reflect investment income, the portfolios' realized and unrealized capital gains and losses, and the Funds' expenses. The accumulation unit values also reflect the daily asset charge we make to our Separate Account at an effective annual rate of 1.40%. Additional information on the accumulation unit values is contained in the Statement of Additional Information.

The General Account

You may allocate some or all of your contract value to the General Account, subject to certain limitations described below. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports our insurance and annuity obligations.
Certain states do not permit allocations and transfers to and from the General Account. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus which relate to the General Account.

You may accumulate amounts in the General Account by:
 allocating premiums,
 transferring amounts from the investment divisions, or
 earning interest on amounts you already have in the General
Account.

Transfers, withdrawals and allocated deductions reduce this amount. $250,000 is the maximum amount that, over the contract's life, you can allocate to the General Account through allocating premiums and net transfers (amounts transferred in minus amounts transferred out).

We pay interest on all your amounts in the General Account.
The annual interest rate has a minimum guarantee of 3.0%. We may, at our sole discretion, credit interest in excess of 3.0%. You assume the risk that interest credited may not exceed 3.0%. Currently, we intend to guarantee the interest rate for one year periods, starting at the beginning of each calendar year. Interest is compounded daily at an effective annual rate that equals the annual rate we declare.

You may transfer amounts among the investment divisions and between the General Account and any investment divisions.

However, only 2 transfers are allowed from the General Account per contract year. The total amount transferred from the General Account in any contract year is limited to the larger of:
1. the amount in the General Account at the beginning of the contract year, or
2.    $25,000$1,000

   These limits do not apply to transfers made in a Dollar Cost
Averaging program that occurs over a time period of 12 or more months.

CHARGES, FEES AND DEDUCTIONS

Sales Charges on Withdrawals

A contingent deferred sales charge may be imposed on a withdrawal of premiums (including a withdrawal to effect an annuity). This charge partially reimburses us for the selling and distributing costs of this contract. These include commissions and the costs of preparing sales literature and
printing prospectuses.   If the contingent deferred sales
charge is insufficient to cover all distribution expenses, then the deficiency will be met from our surplus that may be, in part, derived from the charges for the assumption of mortality and expense risks (described below). For the purpose of determining the contingent deferred sales charge, any amount that you withdraw will be treated as being from premiums first, and then from investment income. There is no sales charge on the investment income withdrawn.

The amount of any sales charge depends upon the contract year of the withdrawal. Your first contract year begins on the contract date. A subsequent contract year begins on each anniversary of that date. Premium payments are considered withdrawn in the order that they were received.

The charge for each contract year is a percentage of the
premiums and is as follows:
                                            Contingent
                   Contract                 Deferred Sales
                   Year                     Charge
                   1                        7%
                   2                        6%
                   3                        5%
                   4                        4%
                   5                        3%
                   6                        2%
                   7 and beyond             0%

If you make a full surrender after the contract has been in force for 3 years, and use the proceeds to purchase a life income annuity option from us, then we will waive the contingent deferred sales charge.

Amounts withdrawn under the contract to comply with IRS minimum distribution rules and paid under a life expectancy option will not be subject to a contingent deferred sales charge. Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the Free Withdrawal Amount.

Free Withdrawal Amount

After the first contract year, you may withdraw 10% of the total premiums paid without incurring a contingent deferred sales charge, if the withdrawal is the first in the contract year. The value of 10% of the total premiums paid is determined on the date of the requested withdrawal. The full 10% is available only if no other withdrawals have been taken during that contract year.

Administrative Charge

We charge for our administrative expenses in operating the Separate Account at an effective annual rate of 0.15% of the value of the assets in the Separate Account. The investment divisions' accumulation unit values reflect this charge. We cannot increase this charge.

Mortality and Expense Risk Charge

We charge for mortality and expense risks at an effective annual rate of 1.25% of the value of the assets in the Separate Account. The investment divisions' accumulation unit values reflect this charge. We cannot increase this charge. We expect to profit from this charge.

Contract Maintenance Charge

We deduct a contract maintenance charge of $33 on each contract anniversary on or before the maturity date. This charge is for our recordkeeping and other expenses incurred in maintaining the contracts. We deduct this charge from each investment division and the General Account in the same proportion as the value of your interest in each has to the total contract value. If the contract is surrendered during a contract year, then we will deduct the full contract maintenance charge for the current contract year at that time.

We may reduce the contract maintenance charge for contracts issued in a manner that results in a savings of administrative expenses. The amount of reductions will be considered on a case-by-case basis and reflect our expected reductions in administrative expenses.

Transfer Charge

Currently, we do not charge you for making transfers of
contract value among investment divisions.  We reserve the
right to assess a $25 charge after the    12th15th     transfer in a
contract year.

If we charge you for making a transfer, then we will allocate the charge to the investment divisions from which the transfer is being made. For example, if the transfer is made from two investment divisions, then a $12.50 transfer charge will be allocated to each of the investment divisions. All transfers included in one transfer request count as only one transfer for purposes of any fee.

Charges In The Funds

The Funds charge their portfolios for managing investments and providing services. The portfolios may also pay operating expenses. Each portfolios' charges and expenses vary.
See the Funds' prospectuses for more information. Also see the "FEE TABLE" on page 7.

FEDERAL TAX STATUS

Introduction

The following discussion is general and is not intended as tax advice.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract.
Any person concerned about these tax implications should consult a competent tax advisor before making a premium payment. This discussion is based upon Midland's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The qualified contracts are designed for use by individuals in connection with retirement plans which are intended to qualify for special income tax treatment under Sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code (the "Code"). The ultimate effect of Federal income taxes on the contributions, contract value, on annuity payments and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified contract in connection with a tax qualified plan in order to receive favorable tax treatment. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan and/or to the participant may result if this contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the contract. With respect to qualified contracts an endorsement of the contract and/or limitations or penalties imposed by the Internal Revenue Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the contracts. Some retirement plans are subject to distribution and other requirements that are not incorporated into our contract administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.
Therefore, purchasers of qualified contracts should seek competent legal and tax advice regarding the suitability of the contract for their situation, the applicable requirements and the tax treatment of the rights and benefits of a contract.
The following discussion assumes the qualified contracts are purchased in connection with retirement plans that qualify for special Federal income tax treatment described above.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (Treasury Department), adequately diversified. Disqualification of the contract as an annuity contract would result in imposition of Federal income tax to the contract owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. We intend that all Funds underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

In certain circumstances, owners of variable contracts may be considered the owners, for Federal income tax purposes, of the assets of the Separate Account used to support their contracts. In those circumstances, income and gains from the Separate Account assets would be included in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of Separate Account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations, "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policy-owners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of Separate Account assets. For example, the owner has additional flexibility in allocating premium payments and contract values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings that the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Taxation of Annuities in General

Nonqualified Policies.

The following discussion assumes that the contract will qualify as an annuity contract for Federal income tax purposes.
"Investment in the Contract" refers to premiums paid minus any prior withdrawals of premiums where prior withdrawals are treated as being earnings first.

Section 72 of the Code governs taxation of annuities in general. We believe that the owner generally is not taxed on increases in contract value until distribution occurs either in the form of a lump sum received by withdrawing all or part of the contract value (i.e., "withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of a contract who is not a natural person must include in income any increase in the excess of the owner's contract value over the owner's Investment in the Contract during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule that you may wish to discuss with your tax counsel. The following discussion applies to contracts owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value generally will be treated as a distribution.

Generally, in the case of a withdrawal under a nonqualified contract, amounts received are first treated as taxable income to the extent that the contract value immediately before the withdrawal exceeds the Investment in the Contract at that time. Any additional amount is not taxable.

Although the tax consequences may vary depending on the annuity income option elected under the in general, only the portion of the annuity payment that represents the amount by which the contract value exceeds the Investment in the Contract will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the Investment in the Contract bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. For variable annuity payments, in general, a specific dollar amount of each payment is not taxed. The dollar amount is determined by dividing the Investment in the Contract by the total number of expected periodic payments. The remainder of each annuity payment is taxable.

Any distribution (as either fixed or variable payments) received after you have recovered the investment in the contract will be fully taxable.

Amounts may be distributed from a contract because of the death of the owner or an annuitant. Generally, such amounts are included in the income of the recipient as follows:
(1) if distributed in a lump sum, they are taxed in the same manner as a withdrawal from the contract; or
(2) if distributed under a payment option, they are taxed in the same way as annuity payments.

For these purposes, the Investment in the contract is not affected by an owner's or annuitant's death. That is, the Investment in the Contract remains the amount of any premiums paid which were not excluded from gross income.

In the case of a distribution pursuant to a nonqualified contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:
(1) made on or after the date on which the owner is actual age
59-1/2,
(2) made as a result of death or disability of the owner, or
(3) received in substantially equal payments as a life annuity (subject to special "recapture" rules if the series of payments is subsequently modified).

Other tax penalties may apply to certain distributions under a Qualified Contract.

Possible Changes in Taxation. In past years, legislation has been proposed from time to time that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change.)

Transfers, Assignments or Exchanges of a Contract. A transfer of a contract's ownership, the designation of an annuitant, payee or other beneficiary who is not also the owner, the selection of certain maturity dates or the exchange of a contract may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such transfer, assignment or exchange of a contract should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Multiple Contracts

All nonqualified deferred annuity contracts entered into after October 12, 1988 that are issued by the same insurance company (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in gross income under Code Section 72(a). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of
Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a contract owner should consult a competent tax advisor before purchasing more than one annuity contract.

Qualified Policies

The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a contract purchased in connection with these plans, only the portion of the payment in excess of the Investment in the Contract allocated to that payment is subject to tax. The Investment in the Contract equals the portion of premiums invested in the contract that were not excluded from your gross income, and may be zero. In general, for allowed withdrawals, a ratable portion of the amount received is taxable, based on the ratio of the Investment in the Contract to the total contract value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the Investment in the Contract. The taxable portion of annuity payments is generally determined under the same rules applicable to nonqualified contracts. However, special favorable tax treatment may be available for certain distributions (including lump sum distributions). Adverse tax consequences may result from distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in certain other circumstances. For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which you (or the plan participant) (i) reach age 70 1/2 or (ii) retire, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which you (or the plan participant) reach age 70 1/2. For IRAs described in
Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which you (or the plan participant) reach age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to your death.

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A Qualified Contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. Code section 403(b)(11) restricts the distribution under Code
section 403(b) annuity contracts of:
(1) elective contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and
(3) earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, or hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Code sections 219 and 408 permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees.

Code section 401(a) allows employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or to both may result if this contract is assigned or transferred to any individual as a means to provide benefit payments.

Our Income Taxes

The operations of our Separate Account are included in our Federal income tax return and we pay no tax on investment income and capital gains reflected in variable annuity contract reserves. However, the 1990 Tax Act requires a negative reserve, based on premiums, to be established. This reserve will cause our taxable income to increase. We reserve the right to charge the Separate Account for this and any other such taxes in the future if the tax law changes and We incur additional Federal income taxes which are attributable to our Separate Account. This charge will be set aside as a provision for taxes which we will keep in the investment divisions rather than in our General Account. We anticipate that owners would benefit from any investment earnings that are not needed to maintain this provision.

We may have to pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At present, these taxes are not substantial. If they increase, however, then charges may be made for such taxes when they are attributable to our Separate Account.

Withholding

Distributions from contracts generally are subject to withholding for your Federal income tax liability. The withholding rate varies according to the type of distribution and your tax status. You will be provided the opportunity to elect not to have tax withheld from distributions.
"Eligible rollover distributions" from section 401(a) plans and 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. If you choose a "direct rollover" from the plan to another tax-qualified plan or IRA, then the 20% withholding does not apply.

The Interest and Dividend Tax Compliance Act of 1983 requires recipients, including those who have elected out of withholding, to supply their Taxpayer Identification Number (Social Security Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and will subject the distribution to the withholding requirements of the law described above.

MATURITY DATE

The maturity date is the contract anniversary nearest the annuitant's attained age 90 for nonqualified contracts and is the contract anniversary nearest the Annuitant's 70th birthday for qualified contracts. The maturity date differs based on the laws of the state in which this contract is delivered. You may elect a different maturity date by sending a written request to us at least 31 days before the requested new maturity date. The requested maturity date must be a contract anniversary. The requested maturity date cannot be later than the annuitant's attained age 90 and cannot be earlier than the 10th contract anniversary. For qualified contracts the requested maturity date cannot be earlier than the annuitant attained age 59-1/2 or five years from the contract date, whichever is later. In addition, for qualified contracts the maturity date can not be later than April 1 of the calendar year immediately following the calendar year in which the annuitant attains 70 1/2.

If you have not previously specified otherwise, then on the maturity date you may:
1. take the cash surrender value (in some states, the contract value) in one lump sum, or
2. convert the contract value into an annuity payable to the annuitant under one or more of the payment options described below.

SELECTING AN ANNUITY OPTION

You may apply the proceeds of a withdrawal to effect an annuity. Unless you choose otherwise, the amount of the proceeds from the General Account will be applied to a 10 year certain and life fixed payout and the amount of the proceeds from the Separate Account will be applied to a 10 year certain and life variable payout. The first monthly annuity payment will be made within one month after the maturity date.

Variable payment options are not available in certain states.
Currently, the payment options are only available if the proceeds applied are $1,000 or more and the first periodic payment will be at least $20.

The payee's actual age will affect each payment amount for annuity income options involving life income. The amount of each annuity payment to older payees will be greater than for younger payees because payments to older payees are expected to be fewer in number. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.

The payee or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

Payment options will be subject to our rules at the time of selection. We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary or an assignee. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You choose a payment option when you apply for a contract and may change it by writing to our home office.

Fixed Options

Payments under the fixed options are not affected by the investment experience of any investment division. The value as of the maturity date will be applied to the fixed option selected. Thereafter, interest or payments are fixed according to the options chosen. The following fixed options are available:
1. Deposit Option: The money will stay on deposit with us for a period that we agree upon. You will receive interest on the money at a declared interest rate.
2. Installment Options: There are two ways that we pay installments:
(a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
(b) Fixed Amount: We will pay the sum in installments in an amount that we agree upon. We will continue to pay the installments until we pay the original amount, together with any interest you have earned.
3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 3 ways to receive the income. We will guarantee payments for:
(a) at least 10 years (called "10 Years Certain and Life");
(b) at least 20 years (called "20 Years Certain and Life");
or
(c) payment only for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, then only one payment will be made.
4. Other: You may ask us to apply the money under any option that we make available at the time the benefit is paid.
We guarantee interest under the fixed options at a rate of 2.75% a year. We may also credit interest under the fixed deposit options at a rate that is above the 2.75% guaranteed rate.

Variable Options

Payments under the variable options will vary in amount depending on the investment experience of the investment divisions. Variable payment options are not available in certain states.

The annuity tables contained in the contract are based on a 5% (five percent) assumed investment rate. This is a fulcrum rate around which variable annuity payments will fluctuate to reflect whether the investment experience of the investment divisions is better or worse than the assumed investment rate. If the actual investment experience exceeds the assumed investment rate, then the payment will increase. Conversely, if the actual investment experience is less than the assumed investment rate, then payments will decrease.

We determine the amount of the first monthly variable payment by applying the value in each investment division (as of a date not more than 10 business days prior to the maturity date) to the appropriate rate (from the annuity tables in the contract) for the payout options selected using the payee's age and sex (where permissible). The amount of the first payment will then be used to determine the number of annuity units for each investment division. The number of annuity units is used to determine the amount of subsequent variable payments.

The annuity unit value for each investment division will be set at $10 on the first day there are contract transactions in our Separate Account. Thereafter the annuity unit value will vary with the investment experience of the investment division and will reflect the daily asset charge we make at an effective annual rate of 1.40%. The annuity unit value will increase if the net investment experience (investment experience minus the asset charge) is greater than the 5% assumed investment rate. The annuity unit value will decrease if the net investment experience is less than the 5% assumed investment rate.

The amount of each subsequent variable payment will be determined for each investment division by multiplying the number of annuity units by the annuity unit value.

Additional information on the variable annuity payments is contained in the Statement of Additional Information that can be obtained by writing to our home office.

The following variable options are available:
1. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 3 ways to receive the income. We will guarantee payments for:
(a) at least 10 years (called "10 Years Certain and Life");
(b) at least 20 years (called "20 Years Certain and Life");
or
(c) payment only for life. With a life only payment option, payments will only be made as long as the annuitant is alive. Therefore, if the payee dies after the first payment, only one payment will be made.
2. Other: You may ask us to apply the money under any option that we make available at the time the benefit is paid.

Transfers after the Maturity Date

After the maturity date, one transfer per contract year may be made among the investment divisions. The transfer will take effect as of the date we receive your request. The transfer request must be received at least 10 business days before the due date of the first annuity payment to which the change will apply. Transfers after the annuity payments have started will be based on the annuity unit values. There will be no transfer charge for this transfer. No transfers are allowed from a fixed annuity option to a variable annuity option or vice versa.

ADDITIONAL INFORMATION

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company." We were reincorporated as a stock life insurance company, in 1909. Our name "Midland" was adopted in 1925. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico. Our address is:
Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193
(605) 335-5700

Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Your Voting Rights As an Owner

Fund Voting Rights

We invest the assets of our Separate Account divisions in shares of the Funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
 to elect the Funds' Board of Directors,
 to ratify the selection of independent auditors for the Funds, on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and to change the investment objectives and policies.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares that are allocated to your contract. We will vote at shareholders meetings according to your instructions.

The Funds will determine how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions. The Funds are not required to hold a meeting in any given year.

If we do not receive instructions in time from all contract owners, then we will vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Fund shares that we alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict owner voting, then we may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the Fund portfolios in which your contract value has been invested. We determine your voting shares in each division by dividing the amount of your contract value allocated to that division by the net asset value of one share of the corresponding Fund portfolio. This is determined as of the record date set by the Fund's Board for the shareholders meeting. We count fractional shares.

If you have a voting interest, then we will send you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the Fund's adviser or the investment policies of its portfolios. We will advise you if we do.

Voting Privileges Of Participants In Other Companies

Other insurance companies own shares in the Funds to support their variable life insurance and variable annuity products.
We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Fund action, then we will see that appropriate action is taken to protect our contract owners. If we ever believe that any of the Funds' portfolios are so large as to materiality impair its investment performance, then we will examine other investment options.

Our Reports to Owners

Shortly after the end of each contract year, we will send you a report that shows your contract value, and
 any transactions involving your contract value that occurred during the year. Transactions include your premium allocations, transfers and withdrawals made in that year.

We will also send you semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.

Confirmation notices will be sent to you for transfers of amounts between investment divisions and certain other contract transactions.

Contract Periods, Anniversaries

We measure contract years, contract months and contract anniversaries from the contract date shown on your contract's information page. Each contract month begins on the same day in each contract month. The calendar days of 29, 30, and 31 are not used.

Dividends

We do not pay any dividends on the contract described in this prospectus.

Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners.
The performance information is based on the historical investment experience of the investment division and the portfolios and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in portfolio share price, the automatic reinvestment by the Separate Account of all distributions and the deduction of applicable charges (including any contingent deferred sales charges that would apply if you surrendered the contract at the end of the period indicated). Quotations of total return may also be shown that do not take into account certain contractual charges such as the contingent deferred sales charge. The total return percentage will be higher under this method than under the standard method described above.

A cumulative total return reflects performance over a stated period of time. If the performance had been constant over the entire period, then an average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return. Because average annual total returns tend to smooth out variations in an investment division's returns, you should recognize that they are not the same as actual year-by-year results.

Some investment divisions may also advertise yield. These measures reflect the income generated by an investment in the investment divisions over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent deferred sales charge. The standard quotations of yield reflect the contract maintenance charge.

The VIP Money Market investment division may advertise its current and effective yield. Current yield reflects the income generated by an investment in the investment division over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and the VIP High Income investment divisions may advertise a 30 day yield which reflects the income generated by an investment in the investment division over a 30 day period.

Midland may also advertise performance figures for the investment divisions based on the performance of a portfolio prior to the time the Separate Account commenced operations.

Your Beneficiary

You name your beneficiary in your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the annuitant's lifetime by writing to our home office. If no beneficiary is living when the annuitant dies, then we will pay the death benefit to the annuitant's estate.

Assigning Your Contract

You may assign your rights in this contract. You must send a copy of the assignment to our home office. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, withdrawals, or loans within seven days after receiving the required form(s) at our home office. Death benefits are determined as of the date we receive due proof of death and the election of how the death benefit is to be paid.

We may delay payment for one or more of the following reasons:
1) We cannot determine the amount of the payment because:
a) the New York Stock Exchange is closed,
b) trading in securities has been restricted by the SEC, or
c) the SEC has declared that an emergency exists,
2) the SEC by order permits us to delay payment to protect our owners, or
3) your premium checks have not cleared your bank.

We may defer payment of any withdrawal or surrender from the General Account, for up to 6 months after we receive your request.

Sales Agreements

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Walnut Street Securities (WSS), or broker-dealers who have entered into written sales agreements with WSS. WSS, the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The mailing address for WSS is:
670 Mason Ridge Center
Suite 300
St. Louis, Missouri 63141-8557

We will pay agents a commission of up to 5% of premiums paid. We may sell our contracts through broker-dealers registered with the SEC under the Securities Exchange Act of 1934 that enter into selling agreements with us. The commission for broker-dealers will be no more than that described above, except in the first year when we may pay 5.25% of premiums.

Regulation

We are regulated and supervised by the South Dakota Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell contracts.
This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations. We are also subject to various federal securities laws and regulations.

Year 2000 Compliance Issues

   The Year 2000 issue (Y2K) relates to the ability of computer systems to properly recognize a four-digit year code. Many computer systems only allowed for a two-digit year code and thus years such as 1998 were simply recognized as 98. Using a two-digit year code for the years 2000 and beyond could result in errors and miscalculations.

Midland National Life relies extensively on computer systems in its daily operations. Several years ago, we began implementing a Plan to modify all of our computer systems to properly recognize the year 2000. Our Y2K Plan focused on assuring compliance in the following areas: Information Technology ("IT") and non-information ("non-IT") hardware, operating systems, software applications and custom applications. We are in the process of the remediation and testing of other systems, including telephone, heating and cooling, mechanical and other equipment having embedded, date sensitive technology for Year 2000 compliance, In addition, we are reviewing the Year 2000 compliance status of our mission critical customers, vendors and service providers.

We have upgraded our mainframe computer hardware, systems software and applications software to address Y2K issues and we expect to complete compliance testing by June 30, 1999. Most of our systems run on the IBM mainframe computer platform, where future dated systems testing has been performed through December 31, 2000. We are in the process of updating and testing hardware and software running on personal computer (PC) platforms and expect to have any Y2K issues resolved by June 30, 1999.

Y2K issues have been handled primarily by our internal staff. We spent approximately $800,000 on the Year 2000 project through the end of 1998 and estimate additional expenditures of $250,000 for the balance of the project. Due to our early start in addressing Y2K issues, the number of other IT projects delayed due to Y2K has been very limited.

We are currently in the process of developing a Y2K Contingency Plan and will involve representatives from our IT and non-IT business units in the planning process. The Y2K Contingency Plan may include potential Y2K issues generated within our own Company and potential Y2K issues generated by third parties that have a mission critical business relationship with us. While we cannot guarantee that our computer systems nor those of the parties with which we conduct business will properly function once the year 2000 is reached, Midland National Life is committed to maintaining reliable computer systems which properly recognize the year 2000.

Midland National Life is in the process of updating its administrative systems to accommodate all Year 2000 issues. Midland does not anticipate any material financial impact in processing and completing the changes required to comply with the Year 2000 issues.

Discount for Midland Employees

Midland employees may receive a contribution to the contract of 65% of the first year commission that would normally have been paid on the employee's first year premiums. Midland will pay this contribution.

Legal Matters

The law firm of Sutherland Asbill & Brennan LLP, Washington,
DC, has provided advice regarding certain matters relating to federal securities laws. We are not involved in any material legal proceedings.

Experts

The financial statements of Midland National Life Separate
Account C and Midland National Life Insurance Company, included in the registration statement, have been audited by
PricewaterhouseCoopers LLP Coopers & Lybrand LLP,     independent
auditors, for the periods indicated in their report which
appears in the registration statement.  The address for
PricewaterhouseCoopers LLPCoopers & Lybrand LLP     is:
IBM Park Building
Suite 1300
650 Third Avenue South
Minneapolis, MN 55402-4333


The financial statements audited by     PricewaterhouseCoopers
LLPCoopers & Lybrand LLP     have been included in reliance on
their reports given upon their authority as experts in accounting and auditing.

Statement of Additional Information

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. This Statement of Additional Information can be acquired by checking the appropriate box on the application form, by writing our home office, or by calling the Statement of Additional Information Toll Free number at 1 800-272-1642. The following is the Table of Contents for the Statement of Additional Information:


TABLE OF CONTENTS
                                                                Page
THE CONTRACT
Non-Participation                                               3
Misstatement of Age or Sex                                      3
Proof of Existence and Age                                      3
Assignment                                                      3
Annuity Data                                                    3
Incontestability                                                3
Ownership                                                       3
Entire Contract                                                 3
Changes in the Contract                                         3
Protection of Benefits                                          3
Accumulation Unit Value                                         3
Annuity Payments                                                4
CALCULATION OF YIELDS AND TOTAL RETURNS
VIP Money Market Investment Division Yield Calculation          4
Other Investment Division Yield Calculations                    5
Standard Total Return Calculations Assuming Surrender           5
Other Performance Data                                          6
Adjusted Historical Performance Data                            7
FEDERAL TAX MATTERS
Tax Free Exchanges (1035)                                       10
Required Distributions                                          10
DISTRIBUTION OF THE CONTRACT                                    10
SAFEKEEPING OF ACCOUNT ASSETS                                   10
STATE REGULATION                                                11
RECORDS AND REPORTS                                             11
LEGAL PROCEEDINGS                                               11
LEGAL MATTERS                                                   11
EXPERTS                                                         11
OTHER INFORMATION                                               11
FINANCIAL STATEMENTS                                            11

CONDENSED FINANCIAL INFORMATION

                        Accumulation                            Number of
                        Unit Value at       Accumulation        Accumulation
Investment              Beginning of        Unit Value at       Units at End of
Division                Period              End of Period       Period
VIP Money Market
1993(1)                 10.00               10.02               3,675
1994                    10.02               10.31               207,115
1995                    10.31               10.76               320,841
1996                    10.76               11.18               450,641
1997                    11.18               11.63               534,936
   1998                 11.63               12.08               1,031,930
VIP High Income
1993(1)                 10.00               10.22
1994                    10.2                29.93               70,977
1995                    9.93                11.83               139,335
1996                    11.83               13.26               221,760
1997                    13.26               13.58               221,760
   1998                 13.58               14.51               443,482
VIP Equity-Income
1993(1)                 10.00               10.16               2,861
1994                    10.16               10.71               163,874
1995                    10.71               14.35               385,807
   19961997             14.35               16.09               696,083
   19971998             16.09               20.33               929,862
1998                    20.33               22.37               1,212,515
VIP Growth
1993                    10.00               10.09               2,539
1994                    10.09               9.80                160,540
1995                    9.80                13.32               347,738
1996                    13.32               15.01               700,985
1997                    15.01               18.28               917,650
1998                    18.28               25.14               1,102,018
VIP Overseas
1993(1)                 10.00               10.40               1,706
1994                    10.40               10.37               147,456
1995                    10.37               11.36               217,322
1996                    11.36               12.59               282,107
1997                    12.59               13.85               336,988
1998                    13.85               15.39               300,975
VIP II Asset Manager
1993(1)                 10.00               10.48               11,474
1994                    10.48               9.67                280,056
1995                    9.67                11.22               362,467
1996                    11.22               12.65               447,842
1997                    12.65               15.05               534,109
1998                    15.05               17.06               585,516
VIP II Investment Grade Bond
1993(1)                 10.00               10.06               124
1994                    10.06               9.52                31,444
1995                    9.52                11.03               52,431
1996                    11.03               11.22               97,711
1997                    11.22               12.06               136,067
1998                    12.06               12.94               343,788
VIP II Contrafund
1995(2)                 10.00               11.84               35,906
1996                    11.84               14.17               187,702
1997                    14.17               17.34               397,591
1998                    17.34               22.22               582,354
                        Accumulation                            Number of
                        Unit Value at       Accumulation        Accumulation
Investment              Beginning of        Unit Value at       Units at End of
Division                Period              End of Period       Period
VIP II Asset Manager: Growth
1995(2)                 10.00               11.48               13,682
1996                    11.48               13.56               71,781
1997                    13.56               16.72               176,790
1998                    16.72               19.38               255,206
VIP II Index 500
1993(1)                 10.00               10.15               22
1994                    10.15               10.11               32,675
1995                    10.11               13.79               71,305
1996                    13.79               16.57               256,789
1997                    16.57               21.67               497,7741
1998                    21.67               27.42               870,732
VIP III Growth & Income
1997                    10.00               12.36               54,877
1998                    12.36               15.79               301,273
VIP III Balanced
1997(3)                 10.00               11.45               39,701
1998                    11.45               13.28               146,152
VIP III Growth Opportunities
1997(3)                 10.00               12.28               75,926
1998                    12.28               15.08               320,588
American Century VP Capital Appreciation
1997(3)                 10.00               11.35               13,870
1998                    11.35               10.94               43,157
American Century VP Value
1997(3)                 10.00               12.26               44,666
1998                    12.26               12.66               141,481
American Century VP Balanced
1997(3)                 10.00               11.40               13,519
1998                    11.40               13.01               45,229
American Century VP International
1997(3)                 10.0010.001         10.930.93           34,973
1998                    10.93               12.79               91,430
American Century VP Income & Growth
1998(4)                 10.00               11.92               12,172
MFS VIT Emerging Growth
1998(4)                 10.00               12.56               10,106
MFS VIT Research
1998(4)                 10.00               11.78               9,782
MFS VIT Growth with Income
1998(4)                 10.00               11.54               2,539
MFS VIT New Discovery
1998(4)                 10.00               12.89               84
Lord, Abbett VC   C     Growth and Income
1998(4)                 10.00               10.72               14,051
(1) Period from 10/24/93 to 12/31/93
(2) Period from 5/1/95 to 12/31/95
(3) Period from 5/1/97 to 12/31/97
(4) Period from    10/1/98     to 12/31/98

5401ED.txt

STATEMENT OF ADDITIONAL INFORMATION FOR THE
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACT

Offered by

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(Through Midland National Life Separate Account C)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium deferred Variable Annuity Contract ("Contract") offered by Midland National Life Insurance Company. You may obtain a
copy of the Prospectus dated May 1,   19991998    , by
writing to Midland National Life Insurance Company, One Midland Plaza, Sioux Falls, SD 57193. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS
FOR THE POLICY.

Dated May 1,    19991998


TABLE OF CONTENTS Page
THE CONTRACT
Non-Participation	3
Misstatement of Age or Sex	3
Proof of Existence and Age	3
Assignment	3
Annuity Data	3
Incontestability	3
Ownership	3
Entire Contract	3
Changes in the Contract	3
Protection of Benefits	3
Accumulation Unit Value	3
Annuity Payments	4

CALCULATION OF YIELDS AND TOTAL RETURNS
VIP Money Market Investment Division Yield Calculation	4
Other Investment Division Yield Calculations	5
Standard Total Return Calculations Assuming Surrender	5
Other Performance Data	6
Adjusted Historical Performance Data	7

FEDERAL TAX MATTERS
Tax Free Exchanges (1035) 	9
Required Distributions	9

DISTRIBUTION OF THE CONTRACT	10

SAFEKEEPING OF ACCOUNT ASSETS	10

STATE REGULATION	10

RECORDS AND REPORTS	10

LEGAL PROCEEDINGS	10

LEGAL MATTERS	10

EXPERTS	11

OTHER INFORMATION	11

FINANCIAL STATEMENTS	11

THE CONTRACT

Non-Participation

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of Midland.

Misstatement of Age or Sex

If the age or sex of the Annuitant or any other payee has been misstated in the application, the Annuity payable under the Contract will be whatever the Contract Value of the Contract would purchase on the basis of the correct age or sex of the Annuitant and/or other payee, if any, on the date Annuity Payments begin. Any overpayment or underpayments by Midland as a result of any such misstatement will be corrected using an interest rate of 6% per year.

Proof of Existence and Age

Before making any payment under the Contract, we may require proof of the existence and/or proof of the age of the Owner or Annuitant.

Assignment

No assignment of a Contract will be binding on Midland unless made in writing and sent to us at our Home Office. Midland is not responsible for the adequacy of any assignment. The Owner's rights and the interest of any Beneficiary not designated irrevocably will be subject to the rights of any assignee of record.

Annuity Data

We will not be liable for obligations which depend on receiving information from a payee until such information is received in a satisfactory form.

Incontestability

The Contract is incontestable after it has been in force, during the Annuitant's lifetime, for two years.

Ownership

Before the Annuitant's death, only the Owner will be entitled to the rights granted by the Contract or allowed by Midland under the Contract, except that the right to choose a Payment Option will belong to the Payee, unless otherwise specified. If the Owner is an individual and dies before the Annuitant, the rights of the Owner belong to the estate of the Owner unless this Contract has been endorsed to provide otherwise.

Entire Contract

We have issued the Contract in consideration of the application and payment of the first premium. A copy of the application is attached to and is a part of the Contract. The Policy Form with the application and any riders make the entire Contract. All statements made by or for the Annuitant are considered representations and not warranties. Midland will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the Contract when issued.

Changes in the Contract

Only Midland's President, a Vice President, the Secretary or an Assistant Secretary of our Company have the authority to make any change in the Contract and then only in writing. We will not be bound by any promise or representation made by any other person. Midland may not change or amend the Contract, except as expressly provided in the Contract, without the Owner's consent. However, we may change or amend the Contract if such change or amendment is necessary for the Contract to comply with any state or federal law, rule or regulation.

Protection of Benefits

To the extent permitted by law, no benefit under the Contract will be subject to any claim or process of law by any creditor.

Accumulation Unit Value

We determine Accumulation Unit Values for the Investment Division of Our Separate Account at the end of each Business Day.

The Accumulation Unit Value for each Investment Division was set at $10.00 on the first day there were contract transactions in Our Separate Account. After that, the Accumulation Unit Value for any Business Day is equal to the Accumulation Unit Value for the preceding Business Day multiplied by the net investment factor for that division on that Business Day.

We determine the net investment factor for each Investment Division every Business Day as follows:
 First, We take the value of the shares belonging to the division (including any shares from reinvested dividends or capital gain distributions) in the corresponding Fund portfolio at the close of business that day (before giving effect to any contract transaction for that day, such as premium payments or surrenders). For this purpose, We use the share value reported to Us by the Fund.
 Then, We divide this amount by the value of the amounts in the Investment Division at the close of business on the preceding Business Day (after giving effect to any contract transactions on that day).
 Then, We subtract a daily asset charge for each calendar day between Business Days (for example, a Monday calculation may include charges for Saturday, Sunday, and Monday). The daily charge is .0038626% which is an effective annual rate of 1.40%. This charge is for mortality and expense risks assumed by Us under the contract and to cover administrative costs We incur for transactions related to the Separate Account.

 Finally, We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes.
Generally, this means that We would adjust unit values to reflect what happens to the Funds, and also for any charges.

Annuity Payments

The amount of each fixed annuity payment will be set on the Maturity
 Date and will not subsequently be affected by the investment performance of the Investment Divisions.

The amount of each variable annuity payment will be affected by the investment performance of the Investment Divisions.

Variable payment options are not available in certain states.
The dollar amount of the first monthly variable annuity payment is computed for each Investment Division by applying the value in the Investment Division, as of a date not more than 10 business days prior to the Maturity Date, to the appropriate rate for the payout option selected using the age and sex (where permissible) of the Annuitant. The number of Annuity Units for each Investment Division is then calculated by dividing the first variable annuity payment for that Investment Division by the Investment Division's Annuity Unit Value as of the same date. The dollar amount of each subsequent payment from an Investment Division is equal to the number of Annuity Units for that Investment Division times the Annuity Unit value for that Investment Division as of a uniformly applied date not more than ten business days before the annuity payment is due.

The payment made to the Annuitant for the first payment and all subsequent payments will be the sum of the payment amounts for each Investment Division. The Annuity Unit Value for each Investment Division was set at $10 on the first day there were contract transactions in Our Separate Account. After that, the Annuity Unit Value for any business day is equal to (1) multiplied by (2) multiplied by (3) where:
(1) = the Annuity Unit Value for the preceding business day:
(2) = the net investment factor (as described above) for that division on that business day.
(3) = the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the annuity payment amounts.

Transfers after the Maturity Date will only be allowed once per Contract Year and will be made using the Annuity Unit Value for the Investment Divisions on the date the request for transfer is received. On the transfer date, the number of Annuity Units transferred from the Investment Division is multiplied by the Annuity Unit Value for that Investment Division to determine the value being transferred. This value is then transferred into the indicated Investment Division(s) by converting this value into Annuity Units of the proper Investment Division(s). The Annuity Units are determined by dividing the value being transferred into an Investment Division by the Annuity Unit value of the Investment Division on the transfer date. The transfer shall result in the same dollar amount of variable annuity payment on the date of transfer.

CALCULATION OF YIELDS AND TOTAL RETURNS

VIP Money Market Investment Division Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, Midland is required to compute the VIP Money Market Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses or shares of the VIP Money Market Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) in the value of a hypothetical account having a balance of one unit of the VIP Money
 Market Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the contract maintenance charge, annual administrative expenses, the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the
 VIP Money Market Investment Division of the Separate Account will be lower than the yield for the VIP Money Market Portfolio or any comparable substitute funding vehicle.

The Securities and Exchange Commission also permits Midland to disclose the effective yield of the VIP Money Market Investment Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The yield on amounts held in the VIP Money Market
Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The VIP
Money Market Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the VIP Money Market Portfolio or substitute funding vehicle, the types and quality of portfolio securities held by the VIP Money Market Portfolio or substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any Contingent Deferred Sales Charge
that may be applicable to a particular Contract. The annualized
yield for the seven-day period ending    12/31/9812/31/97 was
3.60%.4.07%    .

Other Investment Division Yield Calculations

Midland may from time to time disclose the current annualized yield of one or more of the Investment Divisions (except the Money Market Investment Division) for 30-day periods. The annualized yield of an Investment Division refers to income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. This yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

YIELD = 2 [ (a - b + 1)6 - 1 ]
cd
Where:	a =	net investment income earned during the period by the Fund (or substitute funding vehicle) attributable to
		shares owned by the Investment Division.
	b =	expenses accrued for the period (net of reimbursements).
	c =	the average daily number of units outstanding during the period.
	d =	the maximum offering price per unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Owner accounts. The yield calculations do not reflect the effect of any Contingent Deferred Sales Charges that may be applicable to a particular Contract. Contingent Deferred Sales Charges range from 7% to 0% of the amount of Premium withdrawn depending on the elapsed time since the Contract was issued.

Because of the charges and deductions imposed by the Separate Account the yield of the Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund, and its operating expenses.

We currently do not advertise yields for any Investment Division. Standard Total Return Calculations Assuming Surrender Midland may from time to time also disclose average annual total returns for one or more of the Investment Divisions for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV
Where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or
		ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all Owner accounts are recognized in the ending redeemable value. The standard average annual total return calculations which assume the Contract is surrendered will reflect the effect of Contingent Deferred Sales Charges that may be applicable to a particular period.

The following is the average annual total return information for the Investment Divisions of Separate Account C. The returns are based on the assumption that the contract is surrendered at the end of the time period shown and the returns reflect the impact of any applicable Contingent Deferred Sales Charge.

	Investment Division	Inception of the	      1-Year Period
         	with	            Investment Division	Ended
	Inception Date        	to 12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (10/24/93)	           2.70%	              -4.40%
VIP II Investment Grade Bond (10/24/93)  4.12%	              -0.18%
VIP High Income (10/24/93)               6.54%                -12.81%
VIP II Asset Manager (10/24/93)          10.04%	                6.29%
VIP II Index 500 (10/24/93)	           20.87%	               19.38%
VIP Equity-Income (10/24/93)             16.12%                 2.92%
VIP Growth (10/24/93)	                 18.82%                30.39%
VIP Overseas (10/24/93)	                  7.80%	                4.02%
VIP II Contrafund (5/1/95)               23.22%                21.01%
VIP II Asset Manager: Growth (5/1/95)    18.56%	                8.78%
VIP III Balanced (5/1/97)	           14.55%                 8.85%
VIP III Growth & Income (5/1/97)         27.78%                20.63%
VIP III Growth Opportunities (5/1/97)    24.12%	               15.72%
American Century VP Balanced (5/1/97)    13.05%	                6.76%
American Century VP Capital Appreciation (5/1/97) 11.24%      -10.68%
American Century VP Value (5/1/97)	     11.13%                -3.87%
American Century VP International (5/1/97)  11.85%	          9.80%
   American Century VP Income & Growth (10/1/98) N/A	          N/A
   MFS VIT Emerging Growth Series (10/1/98)	 N/A	          N/A
   MFS VIT Research Series (10/1/98)	       N/A	          N/A
   MFS VIT Growth with Income Series (10/1/98)   N/A	          N/A
   MFS VIT New Discovery Series (10/1/98)	       N/A	          N/A
   Lord, Abbett VCC Growth and Income (10/1/98)  N/A            N/A

N/A - The return information for these periods is not reflected as the funds had not been included in Midland National Life
Separate Account C for more than 12 months at    12/31/19981997.

Midland may from time to time also disclose average annual total returns in a format which assumes the Contract is kept in-force through the time period shown. Such returns will be identical to the format which assumes the Contract is surrendered except that the Contingent Deferred Sales Charge percentage will be assumed to be zero. The returns which assume the Contract is kept in-force will only be shown in conjunction with returns which assume the Contract is surrendered.

The following is the average annual total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is kept in-force through the end of the time period shown and the Contingent Deferred Sales Charges are set to zero.

 	Investment Division	Inception of the   	1-Year Period
	with	                  Investment Division	Ended
	Inception Date	      to 12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (10/24/93)     	      3.61%               2.61%
VIP II Investment Grade Bond (10/24/93)	4.98%	              7.18%
VIP High Income (10/24/93)	            7.33%              -5.81%
VIP II Asset Manager (10/24/93)          10.73%              13.29%
VIP II Index 500 (10/24/93)              21.34%              26.38%
VIP Equity-Income (10/24/93)	           16.67%               9.91%
VIP Growth (10/24/93)	                 19.32%	             37.39%
VIP Overseas (10/24/93)	                  8.55%	             11.02%
VIP II Contrafund (5/1/95)               24.19%	             28.01%
VIP II Asset Manager: Growth (5/1/95)    19.64%	             15.78%
VIP III Balanced (5/1/97)	           18.44%	             15.85%
VIP III Growth & Income (5/1/97)	     31.41%	             27.63%
VIP III Growth Opportunities (5/1/97)    27.82%	             22.72%
American Century VP Balanced (5/1/97)    16.98%	             13.76%
American Century VP Capital Appreciation (5/1/97)  5.46%     -3.68%
American Century VP Value (5/1/97)	     15.11%	              3.14%
American Century VP International (5/1/97) 15.81%            16.80%
   American Century VP Income & Growth (10/1/98)  N/A        N/A
   MFS VIT Emerging Growth Series (10/1/98)	  N/A	       N/A
   MFS VIT Research Series (10/1/98)	        N/A	       N/A
   MFS VIT Growth with Income Series (10/1/98)    N/A	       N/A
   MFS VIT New Discovery Series (10/1/98)	        N/A	       N/A
   Lord, Abbett VCC Growth and Income (10/1/98)   N/A	       N/A

N/A - The return information for these periods is not reflected as the funds had not been included in Midland National Life Separate
Account C for more than 12 months at    12/31/19981997.

Other Performance Data

Midland may from time to time also disclose cumulative total returns in conjunction with the annual returns described above. The cumulative returns will be calculated using the following formula. The cumulative returns which assume the Contract is kept in-force assume that the Contingent Deferred Sales Charge percentage will be zero.

CTR = [ERV/P] - 1
Where:	CTR =	the cumulative total return net of Investment Division
recurring charges for the period.
	ERV =	ending redeemable value of an assumed $1,000 payment at the
beginning of the one, five, or
	ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).
	P      =	an assumed initial payment of $1,000

The returns which assume the Contract is kept in-force will only be shown in conjunction with returns which assume the Contract is surrendered.

Midland may also disclose the value of an assumed payment of $10,000 (or other amounts) at the end of various periods of time.

The following is the cumulative total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is surrendered at the end of the time period shown and the returns reflect the impact of any applicable contingent deferred sales charge.

	Investment Division	Inception of the    	1-Year Period
	with	                  Investment Division	Ended
	Inception Date	      to 12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (10/24/93)	            14.80%      -4.40%
VIP II Investment Grade Bond (10/24/93)	23.28%	-0.18%
VIP High Income (10/24/93)	            38.95%	-12.81%
VIP II Asset Manager (10/24/93)	      64.30%	  6.29%
VIP II Index 500 (10/24/93)	           167.44%       19.38%
VIP Equity-Income (10/24/93)	           117.16%	  2.92%
VIP Growth (10/24/93)	                 144.67%	 30.39%
VIP Overseas (10/24/93)	                  47.67%	  4.02%
VIP II Contrafund (5/1/95)	           115.22%	 21.01%
VIP II Asset Manager: Growth (5/1/95)	86.85%	  8.78%
VIP III Balanced (5/1/97)	            25.43%	  8.85%
VIP III Growth & Income (5/1/97)	      50.54%	 20.63%
VIP III Growth Opportunities (5/1/97)	43.41%	 15.72%
American Century VP Balanced (5/1/97)	22.71%	  6.76%
American Century VP Capital Appreciation (5/1/97) 2.08%	-10.68%
American Century VP Value (5/1/97)	      19.26%       -3.87%
American Century VP International (5/1/97) 20.55%	  9.80%
   American Century VP Income & Growth (10/1/98)N/A     N/A
   MFS VIT Emerging Growth Series (10/1/98)	N/A	  N/A
   MFS VIT Research Series (10/1/98	            N/A	  N/A
   MFS VIT Growth with Income Series (10/1/98)	N/A	  N/A
   MFS VIT New Discovery Series (10/1/98)	      N/A	  N/A
   Lord, Abbett VCC Growth and Income (10/1/98)	N/A	  N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than
12 months at    12/31/19981997    .

The following is the cumulative total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is kept in-force through the end of the time period shown and the Contingent Deferred Sales Charges are set to zero.

	Investment Division	Inception of the	       1-Year Period
	with	Investment        Division           	 Ended
	Inception Date        	to 12/31/9812/31/97      12/31/9812/31/97
VIP Money Market (10/24/93)	            20.20%       2.61%
VIP II Investment Grade Bond (10/24/93)	28.68%	 7.18%
VIP High Income (10/24/93)	            44.35%	-5.81%
VIP II Asset Manager (10/24/93)	      69.70%	13.29%
VIP II Index 500 (10/24/93)              172.84%	26.38%
VIP Equity-Income (10/24/93)	           122.56%       9.91%
VIP Growth (10/24/93)	                 150.07%	37.39%
VIP Overseas (10/24/93)	                  53.07%	11.02%
VIP II Contrafund (5/1/95)	           121.52%	28.01%
VIP II Asset Manager: Growth (5/1/95)	93.51%	15.78%
VIP III Balanced (5/1/97)              	32.63%	15.85%
VIP III Growth & Income (5/1/97)	      57.74%	27.63%
VIP III Growth Opportunities (5/1/97)	50.61%	22.72%
American Century VP Balanced (5/1/97)	29.91%	13.76%
American Century VP Capital Appreciation (5/1/97)9.28%	-3.68%
American Century VP Value (5/1/97)	      26.46%	 3.14%
American Century VP International (5/1/97) 27.75%	16.80%
   American Century VP Income & Growth (10/1/98)N/A	N/A
   MFS VIT Emerging Growth Series (10/1/98)	N/A	N/A
   MFS VIT Research Series (10/1/98)           	N/A	N/A
   MFS VIT Growth with Income Series (10/1/98)	N/A	N/A
   MFS VIT New Discovery Series (10/1/98)	      N/A	N/A
   Lord, Abbett VCC Growth and Income (10/1/98)	N/A	N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than
12 months at    12/31/19981997.

 Adjusted Historical Performance Data

Midland may also disclose adjusted historical performance data for an Investment Division for periods before the Investment Division commenced operations, based on the assumption that the Investment Division was in existence before it actually was, and that the Investment Division had been invested in a particular portfolio that was in existence prior to the Investment Division's commencement of operations. The portfolio used for these calculations will be the actual portfolio that the Investment Division will invest in.

Adjusted historical performance data of this type will be calculated as follows. First, the value of an assumed $1,000 investment in the applicable portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a "Contract Charges" factor to reflect the charges imposed under the Contract. The Contract Charges factor is calculated by adding the daily charge for mortality and expense risks (1.25% annually) to the daily Administrative Charge (0.15% annually), and then adding an additional amount that adjusts for the annual $33 Contract Maintenance Charge. This additional amount is based on an average Contract Value of
   $30,000$27,000, so it is calculated as $33/30,00027,000, or 0.12%0.13%
     annually. The total of these three amounts is then divided by 12 to get the monthly Contract Charges factor, which is then applied to the value of the hypothetical initial payment in the applicable portfolio to get the value in the Investment Division. The Contract Charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending
Redeemable Value ("ERV") of a hypothetical $1,000 initial payment in the Investment Division is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.

This type of adjusted historical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the Contract is not surrendered (i.e., with no deduction for the Contingent Deferred Sales Charge) and assuming that the Contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable Contingent Deferred Sales Charge).

The following is the average annual total return information based on the assumption that the Contract is surrendered at the end of the time period shown. The impact of any applicable Contingent Deferred Sales Charges are reflected in the returns. The returns assume that each of the Investment Divisions had been available to Midland National Life Separate Account C since the Portfolio Inception Date.

Investment Division    Inception of the	10-Year Period	5-Year Period
with Portfolio         Portfolio to	       Ended            Ended
Inception Date	     12/31/9812/31/97	12.31/9812/31/97 12/31/9812/31/97
VIP Money Market (4/1/82)	5.08%	                 3.92%	2.94%
VIP II Investment Grade Bond (12/5/88)	6.67%      6.69%	4.61%
VIP High Income (9/19/85)	9.37%	                 9.38%	6.71%
VIP II Asset Manager (9/6/89)	11.23%              	N/A	9.73%
VIP II Index 500 (8/27/92)	19.27%	            N/A	21.60%
VIP Equity-Income (10/9/86)	12.64%	          13.86%	16.67%
VIP Growth (10/9/86)	      15.55%                17.59%	19.62%
VIP Overseas (1/28/87)	       6.90%	           8.39%	7.62%
VIP II Contrafund (1/3/95)	26.22%                 	N/A	N/A
VIP II Asset Manager: Growth (1/3/95)	     19.04%	N/A	N/A
VIP III Balanced (1/3/95)	13.44%	            N/A	N/A
VIP III Growth & Income (12/31/96)	25.37%         	N/A	N/A
VIP III Growth Opportunities (1/3/95)	23.83%	N/A	N/A
American Century VP Balanced (5/1/91)	9.79%	      N/A	10.63%
American Century VP Capital Appreciation (11/20/87)6.56%	7.03%	1.15%
American Century VP Value (5/1/96)	12.69%	      N/A	N/A
American Century VP International (5/1/94)10.05%	N/A	N/A
   American Century VP Income & Growth (10/30/97)23.92% N/A	N/A
   MFS VIT Emerging Growth Series (7/24/95)	23.82%  N/A	N/A
   MFS VIT Research Series (7/26/95)	19.80%	  N/A	N/A
   MFS VIT Growth with Income Series (10/9/95)23.20%	  N/A	N/A
   MFS VIT New Discovery Series (5/1/98)	-7.81%	  N/A	N/A
   Lord, Abbettt VCC Growth and Income (12/11/89)13.40% N/A	13.70%

The following is the average annual total return information based on the assumption that the contract is kept in-force through the end of the time period shown. The Contingent Deferred Sales Charges are assumed to be zero. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.

Investment Division	Inception of the	10-Year Period	5-Year Period
with Portfolio      	Portfolio to	Ended         	Ended
Inception Date	      12/31/9812/31/97	12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (4/1/82)	5.08%	                 3.92%	3.42%
VIP II Investment Grade Bond (12/5/88)	6.67%	     6.69%	5.06%
VIP High Income (9/19/85)	9.37%	                 9.38%	7.13%
VIP II Asset Manager (9/6/89)	11.23%                N/A	10.10%
VIP II Index 500 (8/27/92)	19.27%                N/A	21.84%
VIP Equity-Income (10/9/86)	12.64%	         13.86%	16.96%
VIP Growth (10/9/86)	15.55%	               17.59%	19.89%
VIP Overseas (1/28/87)	6.90%	                      8.39%	8.02%
VIP II Contrafund (1/3/95)	26.67%	          N/A	N/A
VIP II Asset Manager: Growth (1/3/95)19.57%	    N/A	N/A
VIP III Balanced (1/3/95)	14.06%                N/A	N/A
VIP III Growth & Income (12/31/96)	27.15%	    N/A	N/A
VIP III Growth Opportunities (1/3/95)24.30%         N/A	N/A
American Century VP Balanced (5/1/91)9.79%	    N/A	10.99%
American Century VP Capital Appreciation (11/20/87)6.56%	7.03%	1.66%
American Century VP Value (5/1/96)	14.05%	    N/A	N/A
American Century VP International (5/1/94)10.46%    N/A	N/A
   American Century VP Income & Growth (10/30/97)28.36% N/A	N/A
   MFS VIT Emerging Growth Series (7/24/95)24.43%   N/A	N/A
   MFS VIT Research Series (7/26/95)20.47%          N/A	N/A
   MFS VIT Growth with Income Series (10/9/95)23.89%	N/A	N/A
   MFS VIT New Discovery Series (5/1/98)1.51%       N/A	N/A
   Lord, Abbett VCC Growth and Income (12/11/89)13.40% N/A	14.02%

The following is the cumulative total return information based on the assumption that the contract is surrendered at the end of the time period shown. The impact of any applicable Contingent Deferred Sales Charges are reflected in the returns. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.

Investment Division	Inception of the	10-Year Period	5-Year Period
with Portfolio      	Portfolio to	Ended         	Ended
Inception Date	      12/31/9812/31/97	12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (4/1/82)129.47%	          46.89%	      15.59%
VIP II Investment Grade Bond (12/5/88)91.61%  91.09%    	25.28%
VIP High Income (9/19/85)228.93%              145.12%	      38.36%
VIP II Asset Manager (9/6/89)169.84%           	N/A     	59.08%
VIP II Index 500 (8/27/92)206.12%	            N/A	     165.87%
VIP Equity-Income (10/9/86)329.25%            266.19%	     116.17%
VIP Growth (10/9/86)485.89%	                405.48%	     144.92%
VIP Overseas (1/28/87)121.71%	                123.82%    	44.37%
VIP II Contrafund (1/3/95)153.50%           	N/A	       N/A
VIP II Asset Manager: Growth (1/3/95)100.63%	N/A          N/A
VIP III Balanced (1/3/95)65.51%	            N/A	       N/A
VIP III Growth & Income (12/31/96)57.17%       	N/A          N/A
VIP III Growth Opportunities (1/3/95)134.85%	N/A	       N/A
American Century VP Balanced (5/1/91)104.78%	N/A	      65.72%
American Century VP Capital Appreciation (11/20/87)102.69%97.27% 5.88%
American Century VP Value (5/1/96)37.53%	      N/A	       N/A
American Century VP International (5/1/94)56.42% N/A         N/A
   American Century VP Income & Growth (10/30/97)28.52% N/A  N/A
   MRS VIT Emerging Growth Series (7/24/98)108.58% N/A       N/A
   MFS VIT Research Series (7/26/95)86.01%         N/A       N/A
   MFS VIT Growth with Income Series (10/9/95)96.17% N/A     N/A
   MFS VIT New Discovery Series (5/1/98)-5.29%       N/A     N/A
   Lord, Abbett VCC Growth and Income (12/11/89)212.54% N/A 90.02%

The following is the cumulative total return information based on the assumption that the contract is kept in-force through the end of the time period shown. The Contingent Deferred Sales Charges are assumed to be zero. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.

Investment Division	Inception of the	10-Year Period	5-Year Period
with Portfolio       	Portfolio to	Ended         	Ended
Inception Date	      12/31/9812/31/97	12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (4/1/82)	           129.47%    	46.89%	      18.31%
VIP II Investment Grade Bond (12/5/88)	91.61%	91.09%        	27.99%
VIP High Income (9/19/85)	           228.93%     145.12%	      41.11%
VIP II Asset Manager (9/16/89)	     169.84%	N/A	            61.78%
VIP II Index 500 (8/27/92)	           206.12%	N/A              168.50%
VIP Equity-Income (10/9/86)	           329.25%      266.19%	     118.87%
VIP Growth (10/9/86)	                 485.89%	405.48%          147.69%
VIP Overseas (1/28/87)                   121.71%	123.82%	      47.07%
VIP II Contrafund (1/3/95)	           157.10%	N/A            	N/A
VIP II Asset Manager: Growth (1/3/95)    104.23%	N/A	            N/A
VIP III Balanced (1/3/95)	            69.11%	N/A           	N/A
VIP III Growth & Income (12/31/96)	      61.67%	N/A           	N/A
VIP III Growth Opportunities (1/3/95)    138.45%	N/A           	N/A
American Century VP Balanced (5/1/91)    104.78%	N/A	            68.43%
American Century VP Capital Appreciation (11/20/87)102.69%  97.27%	8.58%
American Century VP Value (5/1/96)	      42.03%	N/A           	N/A
American Century VP International (5/1/94)59.12%	N/A           	N/A
   American Century VP Income & Growth (10/30/97)33.92%N/A          	N/A
   MFS VIT Emerging Growth Series (7/24/95)112.18%	N/A          	N/A
   MFS VIT Research Series (7/26/95)       89.61%	N/A          	N/A
   MFS VIT Growth with Income Series (10/9/95)99.77%	N/A          	N/A
   MFS VIT New Discovery Series 5/1/98)  1.01%	      N/A          	N/A
   Lord, Abbett VCC Growth and Income (12/11/89)212.54% N/A      	92.71%

FEDERAL TAX MATTERS

Tax-Free Exchanges (Section 1035)

Midland accepts Premiums which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between Section 1035 Premiums and non-Section 1035 Premiums.

We also accept "rollovers" from Contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to "rollover" into an IRA (except 403(b) contracts). The Company differentiates between nonqualified Contracts and IRAs to the extent necessary to comply with federal tax laws.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the code requires any Nonqualified Contract to provide that
(a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed (1) within five years after the date of that Owner's death, or (2) as Annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "Designated Beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary. The Owner's "Designated Beneficiary" is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's Designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Nonqualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACT

Walnut Street Securities (WSS), the principal underwriter of the Contract, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The address for WSS is as follows:
Walnut Street Securities, 670 Mason Ridge Center, Suite 300, St.
Louis, MO 63141-8557.

The Contracts are offered to the public through brokers, licensed under the federal securities laws and state insurance laws, that have entered into agreements with WSS. The offering of the Contracts is continuous and WSS does not anticipate discontinuing the offering of the Contracts. However, WSS does reserve the right to discontinue the offering of the Contracts. Beginning January 1, 1998, Midland will pay an underwriting commission to WSS equal to 0.125% of all Variable Annuity premiums. Prior to June 1, 1996 Midland paid underwriting commissions to North American Management (NAM) since NAM was the principal underwriter of the Contracts during this time. The following table shows the aggregate dollar amount of underwriting commissions paid to NAM during the last three years. Such underwriting commissions were not paid to WSS during these periods.

		Underwriting
	Year	Commissions
   	1995	$100,715.80
	1996	$99,593.61
	1997	$0.00
      1998  $0.00

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by Midland. The assets are kept physically segregated and held separate and apart from our general account as
   PricewaterhouseCoopersCoopers & Lybrand     LLP
IBM Park Building, Suite 1300
650 Third Avenue S.
Minneapolis, MN  55402-4333

OTHER INFORMATION
NFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information.

Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company should be considered only as bearing on the ability of Midland to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of Separate Account C.


5401-App

C O N T E N T S


Legal advice regarding certain matters relating to the federal securities laws applicable to the issue and sale of the Contracts has been provided by Sutherland, Asbill & Brennan LLP, of Washington, D.C.

EXPERTS

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company included in this Statement of Additional Information and Registration Statement have been audited by PricewaterhouseCoopersCoopers & Lybrand LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and in the Registration Statement. The financial statements and schedules audited
 by    PricewaterhouseCoopers Coopers & Lybrand     LLP have been included in
 reliance on their report, given on their authority as experts in a


   PricewaterhouseCoopersCoopers & Lybrand     LLP
IBM Park Building, Suite 1300
650 Third Avenue S.
Minneapolis, MN  55402-4333

OTHER INFORMATION
NFORMATION
d changes in
net assets for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




March 26, 1999

Midland National Life Insurance Company
Separate Account C
Statement of Assets
As of December 31, 1998

                                                                  Value
                                                                   Per
               ASSETS                                 Shares      Share

Investments at net asset value:
 Variable Insurance Products Fund:
  Money Market Portfolio (cost $12,473,870)        12,473,870     $  1.00     $12,473,870
  High Income Portfolio (cost $6,846,628)             558,310       11.53       6,437,316
  Equity-Income Portfolio (cost $23,398,690)        1,067,294       25.42      27,130,618
  Growth Portfolio (cost $20,592,858)                 617,507       44.87      27,707,561
  Overseas Portfolio (cost $4,278,299)                231,183       20.05       4,635,216

 Variable Insurance Products Fund II:
  Asset Manager Portfolio (cost $8,900,611)           550,363       18.16       9,994,590
  Investment Grade Bond Portfolio (cost $4,270,156)   343,481       12.96       4,451,512
  Index 500 Portfolio (cost $19,520,404)              169,053      141.25      23,878,794
  Contrafund Portfolio (cost $10,190,470)             529,637       24.44      12,944,327
  Asset Manager Growth Portfolio (cost $4,368,843)    290,530       17.03       4,947,729

 Variable Insurance Products Fund III:
  Balanced Portfolio (cost $1,797,598)                120,530       16.11       1,941,731
  Growth & Income Portfolio (cost $4,125,444)         294,682       16.15       4,759,121
  Growth Opportunities Portfolio (cost $4,228,174)    211,348       22.88       4,835,642

 American Century Variable Portfolios, Inc.:
  Balanced Portfolio (cost $561,296)                   70,576        8.34         588,604
  Capital Appreciation Portfolio (cost $468,990)       52,503        9.02         473,579
  International Portfolio (cost $1,118,173)           153,552        7.62       1,170,066
  Value Portfolio (cost $1,781,133)                   266,208        6.73       1,791,579
  Income & Growth Portfolio (cost $136,823)            21,414        6.78         145,186

 Massachusetts Financial Services:
  Emerging Growth Portfolio (cost $116,227)             5,914       21.47         126,969
  Growth & Income Portfolio (cost $27,784)              1,457       20.11          29,309
  New Discovery Portfolio (cost $1,011)                   107       10.22           1,095
  Research Portfolio (cost $108,944)                    6,051       19.05         115,273

 Lord, Abbett & Company:
  Growth & Income Portfolio (cost $154,272)             7,302       20.64         150,772

  Total investments (cost $129,466,698)                                      $150,730,459

  Net assets                                                                 $150,730,459


Midland National Life Insurance Company
Separate Account C
Statement of Assets, Continued
As of December 31, 1998

                                                   Value
                                                   Per
         NET ASSETS                     Units      Unit

Net assets represented by:
 Variable Insurance Products Fund:
  Money Market Portfolio               1,031,931    $12.09    $12,473,870
  High Income Portfolio                  443,482     14.52      6,437,316
  Equity-Income Portfolio              1,212,516     22.38     27,130,618
  Growth Portfolio                     1,102,019     25.14     27,707,561
  Overseas Portfolio                     300,976     15.40      4,635,216

 Variable Insurance Products Fund II:
  Asset Manager Portfolio                585,516     17.07      9,994,590
  Investment Grade Bond Portfolio        343,788     12.95      4,451,512
  Index 500 Portfolio                    870,733     27.42     23,878,794
  Contrafund Portfolio                   582,354     22.23     12,944,327
  Asset Manager Growth Portfolio         255,207     19.39      4,947,729

 Variable Insurance Products Fund III:
  Balanced Portfolio                     146,152     13.29      1,941,731
  Growth & Income Portfolio              301,273     15.80      4,759,121
  Growth Opportunities Portfolio         320,588     15.08      4,835,642

 American Century Variable Portfolios, Inc.:
  Balanced Portfolio                      45,230     13.01        588,604
  Capital Appreciation Portfolio          43,258     10.95        473,579
  International Portfolio                 91,431     12.80      1,170,066
  Value Portfolio                        141,482     12.66      1,791,579
  Income & Growth Portfolio               12,173     11.93        145,186

  Massachusetts Financial Services:
  Emerging Growth Portfolio               10,107     12.56        126,969
  Growth & Income Portfolio                2,539     11.54         29,309
  New Discovery Portfolio                     85     12.88          1,095
  Research Portfolio                       9,782     11.78        115,273

 Lord, Abbett & Company:
  Growth & Income Portfolio               14,052     10.73        150,772

  Net assets                                                 $150,730,459

Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in Net
Assets
For the years ended December 31, 1998, 1997 and 1996

                                                  Combined

                                          1998        1997        1996

Investment income:

 Dividend income                       $1,855,034  $1,222,960    $610,051
 Capital gains distributions            5,675,705   2,351,461     852,325

                                        7,530,739   3,574,421   1,462,376

 Expenses:
  Administrative expense                  168,950      99,060      54,222
  Mortality and expense risk            1,520,704     884,316     489,968

  Net investment income                 5,841,085   2,591,045     918,186

Realized and unrealized gains
  (losses) on investments:
 Net realized gains on
  investments                           4,099,295   2,325,825     945,397
 Net unrealized appreciation
  (depreciation) on investments         9,895,409   6,604,328   2,183,942

  Net realized and unrealized
   gains (losses) on investments       13,994,704   8,930,153   3,129,339

  Net increase (decrease) in net
   assets resulting from operations   $19,835,789 $11,521,198  $4,047,525

Net assets at beginning of year       $84,882,243 $47,905,622 $23,945,524

Net increase (decrease) in net
  assets resulting from operations     19,835,789  11,521,198   4,047,525

Capital shares transactions:
 Net premiums                          57,035,498  29,710,164  22,109,531
 Transfers of policy loans               (239,919)     64,214    (138,377)
 Transfers of surrenders               (9,129,836) (3,059,123) (1,435,877)
 Transfers of death benefits             (153,431)    (69,204)    (98,128)
 Transfers of other terminations       (1,499,885) (1,190,628)   (524,576)
 Interfund transfers

  Net increase in net assets
   from capital share transactions     46,012,427  25,455,423  19,912,573

Total increase in net assets           65,848,216  36,976,621  23,960,098

Net assets at end of year            $150,730,459 $84,882,243 $47,905,622







                   Variable Insurance Products Fund
      Money Market Portfolio                High Income Portfolio
     1998         1997        1996        1998        1997        1996

   $436,463     $300,220    $219,309    $345,800    $222,895    $131,237
                                         219,727      27,549      25,677

    436,463      300,220     219,309     565,527     250,444     156,914


     12,375        8,443       6,282       8,514       5,683       3,316
    107,724       74,591      52,611      76,520      51,637      30,223

    316,364      217,186     160,416     480,493     193,124     123,375


                                         32,833     120,453      39,094

                                       (873,410)    238,019      84,465


                                       (840,577)    358,472     123,559


   $316,364     $217,186    $160,416   $(360,084)   $551,596    $246,934

 $6,219,257   $5,037,632  $3,452,911  $4,692,229  $2,941,240  $1,647,643


    316,364      217,186     160,416    (360,084)    551,596     246,934


 11,300,710    4,354,516   4,272,582   2,769,358   1,505,730   1,052,260
      1,026        3,183         370      (1,161)      8,735     (18,992)
 (2,868,366)    (720,053)   (610,463)   (728,562)   (193,053)    (98,156)
                             (12,145)                 (9,075)       (990)
   (187,199)    (192,221)   (116,605)    (91,242)    (54,516)    (18,874)
 (2,307,922)  (2,480,986) (2,109,434)    156,778     (58,428)    131,415


  5,938,249      964,439   1,424,305   2,105,171   1,199,393   1,046,663

  6,254,613    1,181,625   1,584,721   1,745,087   1,750,989   1,293,597

$12,473,870   $6,219,257  $5,037,632  $6,437,316  $4,692,229  $2,941,240


Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in Net Assets, Continued
For the years ended December 31, 1998, 1997 and 1996

                                              Variable Insurance Products Fund
                                                  Equity-Income Portfolio
                                                1998        1997        1996

Investment income:
 Dividend income                              $272,867    $205,546      $9,062
 Capital gains distributions                   971,085   1,033,441     259,769

                                             1,243,952   1,238,987     268,831

 Expenses:
  Administrative expense                        34,579      22,633      12,821
  Mortality and expense risk                   312,129     196,772     116,283

  Net investment income                        897,244   1,019,582     139,727

Realized and unrealized gains (losses) on investments:
 Net realized gains on investments             820,340     544,429     232,696
 Net unrealized appreciation (depreciation) on
   investments                                 462,810   1,828,524     639,710

  Net realized and unrealized gains on
   investments                               1,283,150   2,372,953     872,406

  Net increase in net assets resulting
   from operations                          $2,180,394  $3,392,535  $1,012,133

Net assets at beginning of year            $18,903,655 $11,202,976  $5,535,894

Net increase in net assets resulting from
  operations                                 2,180,394   3,392,535   1,012,133

Capital shares transactions:
 Net premiums                                7,033,996   4,729,107   4,495,843
 Transfers of policy loans                      (7,815)     18,935     (16,252)
 Transfers of surrenders                      (998,478)   (494,451)   (146,734)
 Transfers of death benefits                   (56,152)     (1,512)    (47,195)
 Transfers of other terminations              (250,351)   (268,311)   (171,438)
 Interfund transfers                           325,369     324,376     540,725

  Net increase in net assets from capital share
   transactions                              6,046,569   4,308,144   4,654,949

Total increase in net assets                 8,226,963   7,700,679   5,667,082

Net assets at end of year                  $27,130,618 $18,903,655 $11,202,976







                   Variable Insurance Products Fund
            Growth Portfolio                 Overseas Portfolio

      1998         1997        1996        1998        1997        1996


    $86,915      $75,678     $13,629     $89,108     $65,176     $28,907
  2,273,513      338,750     344,126     262,634     258,730      31,798

  2,360,428      414,428     357,755     351,742     323,906      60,705


     31,608       20,920      11,964       7,131       6,503       4,460
    287,311      200,814     109,649      65,879      65,711      41,952

  2,041,509      192,694     236,142     278,732     251,692      14,293


    669,341      691,123     342,671     251,364      98,094      51,904

  4,319,239    1,712,204     260,988     (54,181)      2,092     237,970


  4,988,580    2,403,327     603,659     197,183     100,186     289,874


 $7,030,089   $2,596,021    $839,801    $475,915    $351,878    $304,167

$16,774,778  $10,524,695  $4,630,311  $4,666,058  $3,551,260  $2,467,800


  7,030,089    2,596,021     839,801     475,915     351,878     304,167


  5,293,591    4,634,527   4,775,149     565,888     949,784     897,349
    (27,860)       4,007     (19,252)       (268)      2,943     (10,209)
 (1,012,070)    (676,615)   (169,952)   (601,662)   (176,955)    (93,933)
    (49,021)      (1,076)     (2,219)    (20,400)     (8,437)     (8,833)
   (181,637)    (177,990)    (49,452)    (73,320)    (46,889)    (24,888)
   (120,309)    (128,791)    520,309    (376,995)     42,474      19,807


  3,902,694    3,654,062   5,054,583    (506,757)    762,920     779,293

 10,932,783    6,250,083   5,894,384     (30,842)  1,114,798   1,083,460

$27,707,561  $16,774,778 $10,524,695  $4,635,216  $4,666,058  $3,551,260


Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in
Net Assets, Continued
For the years ended December 31, 1998, 1997 and 1996

                                    Variable Insurance Products Fund II
                                         Asset Manager Portfolio
                                    1998         1997          1996

Investment income:

 Dividend income                          $255,496     $200,876    $149,107
 Capital gains distributions               766,487      503,893     122,948

                                         1,021,983      704,769     272,055

 Expenses:
  Administrative expense                    13,340       10,160       7,320
  Mortality and expense risk               119,898       92,524      67,334

  Net investment income                    888,745      602,085     197,401

Realized and unrealized gains (losses) on investments:
 Net realized gains on investments         276,757      134,752     87,754
 Net unrealized appreciation (depreciation) on
   investments                             (37,623)     410,196     305,446

  Net realized and unrealized gains on
   investments                             239,134      544,948     393,200

  Net increase in net assets resulting
   from operations                      $1,127,879   $1,147,033    $590,601

Net assets at beginning of year         $8,036,950   $5,664,702  $4,067,451

Net increase in net assets resulting from
  operations                             1,127,879    1,147,033     590,601

Capital shares transactions:
 Net premiums                            1,647,691    1,501,724   1,367,766
 Transfers of policy loans                     781       13,379     (16,660)
 Transfers of surrenders                  (700,495)    (313,519)   (159,533)
 Transfers of death benefits                            (19,872)    (22,205)
 Transfers of other terminations          (163,587)    (136,227)    (83,451)
 Interfund transfers                        45,371      179,730     (79,267)

  Net increase in net assets from capital share
   transactions                            829,761    1,225,215   1,006,650

Total increase in net assets             1,957,640    2,372,248   1,597,251

Net assets at end of year               $9,994,590   $8,036,950  $5,664,702







                    Variable Insurance Products Fund II
     Investment Grade Bond Portfolio          Index 500 Portfolio

     1998         1997        1996        1998        1997        1996


   $79,445      $70,099    $30,902       $137,495     $53,290     $13,188
     9,426                                318,462     108,132      33,913

    88,871       70,099     30,902        455,957     161,422      47,101


     3,933        2,034      1,306         24,798      11,229       3,713
    34,906       19,012     11,709        223,789      81,297      33,478

    50,032       49,053     17,887        207,370      68,896       9,910


    42,970        9,788     16,413      1,233,566     513,374     130,338

    95,639       42,600     (6,743)     2,634,811   1,209,776     342,676


   138,609       52,388      9,670      3,868,377   1,723,150     473,014


  $188,641     $101,441    $27,557     $4,075,747  $1,792,046    $482,924

$1,641,646   $1,096,280   $578,159    $10,788,748  $4,253,767    $983,298


   188,641      101,441     27,557      4,075,747   1,792,046     482,924


 2,609,124      612,100    521,107      9,690,307   4,538,389   2,506,543
   (11,442)       1,539     (9,375)       (54,944)      3,990     (19,357)
  (116,906)     (62,059)   (51,740)    (1,003,115)   (231,487)    (81,856)
                                          (27,858)    (19,852)     (1,602)
   (56,620)     (37,391)    (6,831)      (180,785)   (150,241)    (41,788)
   197,069      (70,264)    37,403        590,694     602,136     425,605


 2,621,225      443,925    490,564      9,014,299   4,742,935   2,787,545

 2,809,866      545,366    518,121     13,090,046   6,534,981   3,270,469

$4,451,512   $1,641,646 $1,096,280    $23,878,794 $10,788,748  $4,253,767


Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in
Net Assets, Continued
For the years ended December 31, 1998, 1997 and 1996

                                     Variable Insurance Products Fund II
                                             Contrafund Portfolio
                                         1998        1997         1996

Investment income:

 Dividend income                        51,154       25,593
 Capital gains distributions           376,347       67,639       4,815

                                       427,501       93,232       4,815

 Expenses:
  Administrative expense                14,264        7,064       2,275
  Mortality and expense risk           129,425       63,428      20,104

  Net investment income                283,812       22,740     (17,564)

Realized and unrealized gains on investments:
 Net realized gains on investments     498,083      139,059      39,350
 Net unrealized appreciation on
   investments                       1,742,246      730,282     274,444

  Net realized and unrealized gains on
   investments                       2,240,329      869,341     313,794

  Net increase in net assets resulting
   from operations                   2,524,141      892,081     296,230

Net assets at beginning of year      6,895,729    2,659,591     425,021

Net increase in net assets resulting from
  operations                         2,524,141      892,081     296,230

Capital shares transactions:
 Net premiums                        4,060,420    2,954,381   1,564,947
 Transfers of policy loans             (27,929)       4,276     (14,296)
 Transfers of surrenders              (493,218)    (156,257)    (23,252)
 Transfers of death benefits                         (9,380)     (2,939)
 Transfers of other terminations      (152,896)     (70,573)     (4,941)
 Interfund transfers                   138,080      621,610     418,821

  Net increase in net assets from capital share
   transactions                      3,524,457    3,344,057   1,938,340

Total increase in net assets         6,048,598    4,236,138   2,234,570

Net assets at end of year           12,944,327    6,895,729   2,659,591






    Variable Insurance Products II         Variable Insurance Products Fund III
                                                                    Growth & Income
    Asset Manager Growth Portfolio       Balanced Portfolio             Portfolio

    1998         1997        1996         1998         1997        1998          1997


   $64,271                 $14,710       $12,482     $           $              $3,587
   300,563        1,669     29,279        19,070                   4,138        11,658

   364,834        1,669     43,989        31,552                   4,138        15,245


     5,833        2,962        765         1,490        167        3,381           293
    53,144       26,529      6,625        13,014      1,395       29,192         2,465

   305,857      (27,822)    36,599        17,048     (1,562)     (28,435)       12,487


   121,005       48,017      5,177        10,601      3,054       65,638         8,345

   169,827      363,630     44,986       132,761     11,372      618,738        14,939


   290,832      411,647     50,163       143,362     14,426      684,376        23,284


  $596,689     $383,825    $86,762      $160,410    $12,864     $655,941       $35,771

$2,956,656     $973,479   $157,036      $454,728    $           $678,443       $


   596,689      383,825     86,762       160,410     12,864      655,941        35,771


 1,483,303    1,266,684    655,985     1,271,252    332,310    3,298,663       583,629
   (23,118)       3,227    (14,354)      (17,484)                (37,622)
  (186,830)     (24,842)      (258)      (43,612)       (11)     (70,135)       (7,194)

   (84,533)     (35,261)    (6,308)      (13,646)    (4,077)     (15,091)
   205,562      389,544     94,616       130,083    113,642       248,922       66,237


 1,394,384    1,599,352    729,681     1,326,593    441,864     3,424,737      642,672

 1,991,073    1,983,177    816,443     1,487,003    454,728     4,080,678      678,443

$4,947,729   $2,956,656   $973,479    $1,941,731   $454,728    $4,759,121     $678,443


Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1998, 1997 and 1996

                                                                  Variable Insurance
                                                                   Products Fund III
                                                                  Growth Opportunities
                                                                         Portfolio
                                                                     1998        1997

Investment income:

 Dividend income                                                    $12,462    $
 Capital gains distributions                                         43,319

                                                                     55,781

 Expenses:
  Administrative expense                                              3,873        360
  Mortality and expense risk                                         34,020      3,026

  Net investment income (loss)                                       17,888     (3,386)

Realized and unrealized gains (losses) on investments:
 Net realized gains (losses) on investments                          72,022      8,933
 Net unrealized appreciation (depreciation) on investments          570,415     37,052

  Net realized and unrealized gains (losses) on investments         642,437     45,985

  Net increase (decrease) in net assets resulting from operations  $660,325    $42,599

Net assets at beginning of year                                    $932,079    $

Net increase (decrease) in net assets resulting from operations     660,325     42,599

Capital shares transactions:
 Net premiums                                                     3,172,501    715,419
 Transfers of policy loans                                          (11,920)
 Transfers of surrenders                                           (135,082)      (631)
 Transfers of death benefits
 Transfers of other terminations                                    (27,043)   (16,931)
 Interfund transfers                                                244,782    191,623

  Net increase in net assets from capital share transactions      3,243,238    889,480

Total increase in net assets                                      3,903,563    932,079

Net assets at end of year                                        $4,835,642   $932,079









               American Century Variable Portfolios, Inc.
                          Capital Appreciation
  Balanced Portfolio          Portfolio         International Portfolio
  1998         1997        1998        1997        1998        1997

$3,481       $           $           $             $2,742      $
21,588                     9,181                   28,153

  25,069                   9,181                   30,895


     508           78         391         107         1,127       182
   4,456          646       3,513         900        10,022       1,510

  20,105         (724)      5,277      (1,007)       19,746      (1,692)


  (2,099)          73      (9,962)      5,583         4,464          30
  25,457        1,852      19,781     (15,193)       56,812      (4,918)

  23,358        1,925       9,819      (9,610)       61,276      (4,888)

 $43,463      $ 1,201      15,096    $(10,617)      $81,022     $(6,580)

$154,125      $          $157,393     $            $382,210     $

  43,463        1,201      15,096     (10,617)       81,022      (6,580)


 332,426      126,660     269,862     246,807       705,423     334,703
  (4,834)                    (766)                     (645)
  (9,952)        (104)    (20,297)        (31)      (52,917)       (174)

  (7,035)                    (192)                   (2,178)
  80,411       26,368      52,483     (78,766)       57,151      54,261

 391,016      152,924     301,090     168,010       706,834     388,790

 434,479      154,125     316,186     157,393       787,856     382,210

$588,604     $154,125    $473,579    $157,393    $1,170,066    $382,210


Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1998, 1997 and 1996
                                           American Century Variable
                                               Portfolios, Inc.
                                                               Income &
                                                                Growth
                                          Value Portfolio      Portfolio
                                         1998         1997        1998

Investment income:
 Dividend income                        $4,356       $             $497
 Capital gains distributions            52,012

                                        56,368                      497

 Expenses:
  Administrative expense                 1,733          242          21
  Mortality and expense risk            15,151        2,059         178

  Net investment income (loss)          39,484       (2,301)        298

Realized and unrealized gains (losses) on investments:
 Net realized gains on investments      12,052          718          31
 Net unrealized appreciation (depreciation) on
  investments                          (11,455)      21,901       8,364

  Net realized and unrealized gains (losses) on
   investments                             597       22,619       8,395

  Net increase (decrease) in net assets resulting
   from operations                     $40,081      $20,318      $8,693

Net assets at beginning of year       $547,559      $            $

Net increase (decrease) in net assets resulting from
  operations                            40,081       20,318       8,693

Capital shares transactions:
 Net premiums                        1,133,687      323,694     133,891
 Transfers of policy loans             (13,918)
 Transfers of surrenders               (87,563)      (1,687)
 Transfers of death benefits
 Transfers of other terminations       (12,235)
 Interfund transfers                   183,968      205,234       2,602

  Net increase in net assets from capital share
   transactions                      1,203,939      527,241     136,493

Total increase in net assets         1,244,020      547,559     145,186

Net assets at end of year           $1,791,579     $547,559    $145,186




Lord, Abbett
Massachusetts Financial Services     & Company

Emerging      Growth &                  New       Growth &
 Growth        Income     Discovery   Research     Income
 Portfolio    Portfolio   Portfolio   Portfolio  Portfolio
   1998         1998        1998        1998        1998

$            $           $           $           $

      11           3                       11          26
      92          29                       91         221

    (103)        (32)                    (102)       (247)


      54         100                       13         122

  10,742       1,525         84         6,328      (3,501)


  10,796       1,625         84         6,341      (3,379)


 $10,693      $1,593      $  84        $6,239     $(3,626)

$            $           $           $           $


  10,693       1,593         84         6,239      (3,626)


 115,681      22,610      1,011        75,777      48,326

                (110)                                (466)

    (295)
     890       5,216                   33,257     106,538


 116,276      27,716      1,011       109,034     154,398

 126,969      29,309      1,095       115,273     150,772

$126,969     $29,309     $1,095      $115,273    $150,772


1. Organization and Significant Accounting Policies:
Organization:
Midland National Life Separate Account C ("Separate
Account"), a unit investment trust, was established as a segregated investment account of Midland National Life
Insurance Company (the "Company") in accordance with the provisions of the South Dakota Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable annuity contracts of the Company.
The Separate Account invests in specified portfolios of Variable Insurance Products Fund ("VIPF"), Variable
Insurance Products Fund II ("VIPF II"), Variable Insurance
Products Fund III ("VIPF III"), American Century Variable
Portfolios, Inc. ("ACVP"), Massachusetts Financial
Services ("MFS"), and Lord, Abbett & Company ("LAC")
(collectively "the Funds"), each diversified open-end management companies registered under the Investment
Company Act of 1940, as directed by participants.  The
VIPF III Balanced, Growth & Income and Growth
Opportunities Portfolios and the ACVP Balanced, Capital
Appreciation, International and Value portfolios were introduced in 1997. The ACVP Income & Growth portfolio, the MFS Emerging Growth, Growth & Income, New Discovery and Research portfolios as well as the LAC's Growth &
Income portfolio were each introduced in 1998. All other portfolios have been in existence for more than three years. Investments in shares of the Funds are valued at the net asset values of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Fair value of investments is also the net asset value. Walnut Street Securities serves as the underwriter of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds. The first-in, first-out (FIFO) method is used to determine realized gains and losses on investments.
Federal Income Taxes:
The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


1. Organization and Significant Accounting Policies, continued:
Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.
Merger:
Effective January 2, 1997, Investors Life Insurance
Company of Nebraska ("Investors Life") was merged into the Company. Related to this merger all of the assets and liabilities of Investors Life were transferred to Midland including the assets of Investors Life's Separate Account
D, which were merged into Midland's Separate Account C.
The merger of the Separate Account D assets into Midland's
Separate Account C was possible as the variable annuity insurance contracts were identical in all material respects to the contracts issued by Separate Account C.
This merger of separate account assets was structured so that there was no change in the rights and benefits of persons owning contracts with either separate accounts and no change in the net asset values held by the respective participants of either of the separate accounts.

2. Expense Charges:
The Company is compensated for certain expenses as described below. The rates of each applicable charge is described in the Separate Account's prospectus.
? A contract administration fee is charged to cover the Company's recordkeeping and other administrative expenses incurred to operate the Separate Account.
? A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.
? An annual charge is deducted from the Separate Account value at the end of each contract year, upon full withdrawal or at maturity.


2. Expense Charges, continued:
? A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the a stipulated number of years.



3. Purchases and Sales of Investment Securities:
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 1998, 1997, and 1996 were as follows:

                            1998                     1997                     1996
Portfolio           Purchases      Sales    Purchases   Sales       Purchases      Sales


Variable Insurance
  Products Fund:
 Money Market       $58,682,698 $52,428,084 $27,625,059 $26,449,130$21,770,832$20,184,322
 High Income          4,668,527   2,082,862   2,232,925     843,780  1,623,638    452,169
 Equity-Income        9,980,544   3,036,731   7,242,522   1,928,035  5,847,193  1,045,612
 Growth               8,654,016   2,709,812   5,841,516   2,007,309  6,383,402  1,085,482
 Overseas             1,235,489   1,463,514   1,628,137     617,620  1,433,148    638,294

Variable Insurance
  Products
  Fund II:
 Asset Manager        3,260,450   1,541,944   2,698,162     877,678  2,005,420    799,323
 Investment Grade
  Bond                3,291,279     620,021     794,153     302,555    729,557    220,402
 Index 500           12,815,098   3,593,428   6,785,096   1,978,193  3,217,072    415,814
 Contrafund           5,501,476   1,693,206   3,996,318     632,611  2,272,788    349,389
 Asset Manager
  Growth              2,250,687     550,446   1,796,206     225,801    839,710     72,475

Variable Insurance
  Products
  Fund  III:
 Balanced             1,566,172     222,531     496,055      55,752
 Growth & Income      3,879,201     482,899     762,183     107,025
 Growth Oppor-
  tunities            4,046,506     785,381     974,459      88,365

American Century
 Variable
  Portfolios, Inc.:
 Balanced               484,206      73,085     152,934         733
 Capital Apprecia-
  tion                  341,579      35,214     285,178     118,174
 International          827,915     101,335     388,860       1,762
  Value               1,564,861     321,438     542,142      17,201
 Income & Growth        136,991         199

Massachusetts
  Financial
  Services:
 Emerging Growth        116,572         398
 Growth & Income         28,365         681
 New Discovery            1,011
 Research               109,033         101

Lord, Abbett &
  Company:
 Growth & Income        155,023         872

                   $123,597,699 $71,744,182 $64,241,905$36,251,724 $46,122,760$25,263,282


4. Summary of Changes from Unit Transactions:
Transactions in units for the years ended December 31, 1998,
1997, and 1996 were as follows:
                               1998                   1997                  1996
       Portfolio        Purchases   Sales      Purchases   Sales    Purchases     Sales
Variable Insurance Products
  Fund:
 Money Market          4,894,728  4,397,734   2,382,178  2,297,883  1,965,259  1,835,459
 High Income             268,215    129,662     137,806     54,636    115,859     33,434
 Equity-Income           410,330    127,676     328,286     94,507    371,604     61,328
 Growth                  299,160    114,792     325,656    108,991    420,441     67,194
 Overseas                 58,771     94,783      93,231     38,350    115,187     50,402
Variable Insurance Products
  Fund II:
 Asset Manager           140,855     89,449     142,316     56,049    147,495     62,120
 Investment Grade Bond   253,553     45,832      62,875     24,519     64,302     19,022
 Index 500               510,263    137,304     339,992     99,007    211,021     25,537
 Contrafund              266,211     81,447     246,458     36,569    177,080     25,284
 Asset Manager Growth    105,393     26,976     117,819     12,810     63,374     5,275
Variable Insurance Products
  Fund  III:
 Balanced                123,529     17,078      44,550      4,849
 Growth & Income         278,633     32,237      63,719      8,842
 Growth Opportunities    300,626     55,963      83,073      7,147
American Century Variable
  Portfolios, Inc.:
 Balanced                 37,294      5,584      13,519
 Capital Appreciation     32,484      3,096      23,010      9,140
 International            63,698      7,241      34,978          5
 Value                   120,733     23,917      46,055      1,389
  Income & Growth         12,173
Massachusetts Financial Services:
 Emerging Growth          10,131         25
 Growth & Income           2,598         59
 New Discovery                85
 Research                  9,782
Lord, Abbett & Company:
 Growth & Income          14,108         56



5. Net Assets:
Net assets at December 31, 1998, consisted of the following:
                                    Accumulated
                                    Net Investment            Net
                         Capital                 Income and   Unrealized
                         Share                   Net Realized  Appreciation
Portfolio                Transactions            Gains       of Investments
Total

Variable Insurance Products Fund:


Money Market              $11,603,751      $870,119    $             $12,473,870
 High Income                5,829,806     1,016,821      (409,311)     6,437,316
 Equity-Income             19,547,276     3,851,414     3,731,928     27,130,618
 Growth                    16,428,846     4,164,011     7,114,704     27,707,561
 Overseas                   3,366,527       911,772       356,917      4,635,216

Variable Insurance Products Fund II:
 Asset Manager              6,743,596     2,157,015     1,093,979      9,994,590
 Investment Grade Bond      4,077,726       192,430       181,356      4,451,512
 Index 500                 17,349,894     2,170,509     4,358,391     23,878,794
 Contrafund                 9,220,366       970,103     2,753,858     12,944,327
 Asset Manager Growth       3,874,316       494,527       578,886      4,947,729

Variable Insurance Products Fund III:
 Balanced                   1,768,458        29,141       144,132      1,941,731
 Growth & Income            4,067,408        58,035       633,678      4,759,121
 Growth Opportunities       4,132,718        95,457       607,467      4,835,642

American Century Variable
  Portfolios, Inc.:
 Balanced                     543,941        17,355        27,308        588,604
 Capital Appreciation         469,101          (109)        4,587        473,579
 International              1,095,624        22,548        51,894      1,170,066
 Value                      1,731,181        49,953        10,445      1,791,579
 Income & Growth              136,493           329         8,364        145,186

Massachusetts Financial Services:
 Emerging Growth              116,276           (49)       10,742        126,969
 Growth & Income               27,716            68         1,525         29,309
 New Discovery                  1,011            84         1,095
 Research                     109,034           (89)        6,328        115,273

Lord, Abbett & Company:
 Growth & Income              154,398          (125)       (3,501)       150,772

                         $112,395,463   $17,071,235   $21,263,761   $150,730,459




The accompanying notes are an integral part of the financial statements.

4 The accompanying notes are an integral part of the financial statements.

6 The accompanying notes are an integral part of the financial statements.

7 The accompanying notes are an integral part of the financial statements.

7 The accompanying notes are an integral part of the financial statements.

8 The accompanying notes are an integral part of the financial statements.

9 Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements
19
Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements, Continued


NEWSPC98

C O N T E N T S

                                                                Page(s)
Report of Independent Accountants                                  1
Balance Sheets                                                     2
Statements of Income                                               3
Statements of Stockholder's Equity                                 4
Statements of Cash Flows                                          5-6
Notes to Financial Statements                                     7-23






Report of Independent Accountants

The Board of Directors and Stockholder

Midland National Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, stockholder's equity, and cash flows present fairly, in all material respects, the financial position of Midland National Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




March 10, 1999

Midland National Life Insurance Company
Balance Sheets
as of December 31, 1998 and 1997
(Amounts in thousands, except share and per share amounts)

ASSETS                                                1998       1997

Investments:
   Fixed maturities                                $2,281,730 $2,420,977
   Equity securities                                  327,309    145,156
   Policy loans                                       213,267    202,129
   Short-term investments                             280,943    636,280
   Other invested assets                               37,076     29,329

      Total investments                             3,140,325  3,433,871

Cash                                                      754      2,384
Accrued investment income                              38,555     37,980
Deferred policy acquisition costs                     417,164    416,767
Present value of future profits of
acquired businesses                                    31,162     40,397
Other receivables and other assets                     14,407     28,045
Separate accounts assets                              249,145    139,072

      Total assets                                 $3,891,512 $4,098,516

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Policyholder account balances                   $2,307,893 $2,401,302
   Policy benefit reserves                            419,615    419,131
   Policy claims and benefits payable                  30,393     33,839
   Federal income taxes                                20,566     36,088
   Other liabilities                                  100,867     90,102
   Security lending liability                          50,500    308,125
   Separate account liabilities                       249,145    139,072

      Total liabilities                             3,178,979  3,427,659

Commitments and contingencies

Stockholder's equity:
   Common stock, $1 par value, 2,549,439 shares
   authorized, 2,548,878 shares outstanding             2,549      2,549
   Additional paid-in capital                          33,707     33,707
   Accumulated other comprehensive income              26,826     30,838
   Retained earnings                                  649,629    603,763
   Less treasury stock (561 shares), at cost             (178)

      Total stockholder's equity                      712,533    670,857

      Total liabilities and stockholder's equity   $3,891,512 $4,098,516


Midland National Life Insurance Company
Statements of Income
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)

                                             1998      1997       1996

Revenues:
   Premiums                                $94,495   $98,668    $101,423
   Interest sensitive life and
   investment product charges              159,115   157,423     150,839
   Net investment income                   224,939   188,650     173,583
   Net realized investment (losses)
   gains                                    (6,489)    3,561       6,839
   Net unrealized gains (losses) on
   trading securities                        2,847      (641)      6,200
   Other income                              3,157     2,565       4,362
      Total revenue                        478,064   450,226     443,246
Benefits and expenses:
   Benefits incurred                       137,313   146,227     151,208
   Interest credited to policyholder
   account balances                        133,529   111,333     103,618
      Total benefits                       270,842   257,560     254,826
Operating expenses (net of
commissions and other expenses
deferred)                                   47,549    44,130      43,243
Amortization of deferred policy
acquisition costs and present
      value of future profits of
      acquired businesses                   66,189    56,954      53,316
      Total benefits and expenses          384,580   358,644     351,385
Income before income taxes                  93,484    91,582      91,861
Income tax expense                          32,618    33,053      31,821
      Net income                           $60,866   $58,529     $60,040


Midland National Life Insurance Company
Statements of Stockholder's Equity
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)
                                                                Accumulated
                                       Additional                  Other                Less       Total
                                  Common Paid-in Comprehensive Comprehensive Retained Treasury Stockholder's
                                  Stock  Capital     Income        Income    Earnings   Stock     Equity

Balance at January 1, 1996        $2,549  $33,707                 $31,027  $510,194               $577,477
Comprehensive income:
   Net income                                         $60,040                60,040                 60,040
  Other comprehensive income:
     Net unrealized loss on available-for-sale
     investments                                      (12,202)  (12,202)                           (12,202)

Total comprehensive income                             $47,838

Balance at December 31, 1996        2,549   33,707                18,825     570,234                625,315

Comprehensive income:
  Net income                                            58,529                58,529                 58,529
  Other comprehensive income:
     Net appreciation on available-for-sale investments 12,013    12,013                             12,013

     Total comprehensive income                        $70,542

Dividends paid on common stock                                               (25,000)              (25,000)

Balance at December 31, 1997        2,549   33,707                30,838      603,763               670,857

Comprehensive income:
  Net income                                            60,866                 60,866                60,866
  Other comprehensive income:
     Net unrealized loss on available-for-sale
     investments                                        (4,012)   (4,012)                           (4,012)

     Total comprehensive income                         $56,854

Dividends paid on common stock                                                 (15,000)            (15,000)
Repurchase of minority interest shares                                                       (178)    (178)

Balance at December 31, 1998         $2,549   $33,707             $26,826      $649,629     $(178) $712,533




Midland National Life Insurance Company
Statements of Cash Flows
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)

                                                     1998       1997       1996
Cash flows from operating activities:
 Net income                                        $60,866    $58,529    $60,040
 Adjustments to reconcile net income to net cash
  provided by operating activities:
   Amortization of deferred policy acquisition costs
    and present value of future profits of acquired
    business                                       66,189     56,954     53,316
   Net amortization of premiums and discounts on
    investments                                     4,325      2,699      5,532
   Policy acquisition costs deferred              (54,611)   (50,363)   (65,285)
   Net realized investment (gains) losses           6,489     (3,561)    (6,839)
   Net unrealized (gains) losses on
    trading securities                            (2,847)       641     (6,200)
   Net proceeds from (cost of) trading
    securities                                   (37,769)    99,850      5,788
   Deferred income taxes                         (10,849)    (5,421)    12,177
   Net interest credited and product charges on
    charges on universal life and
    investment policies                          (25,586)   (46,090)   (47,221)
   Changes in other assets and liabilities:
     Net receivables and payables                 22,190    (13,946)    32,863
     Policy benefits                               8,397     15,826     26,185
     Other                                         1,173        122       (277)

   Net cash provided by operating
   activities                                     37,967    115,240     70,079

Cash flows from investing activities:
 Proceeds from investments sold, matured or repaid:
  Fixed maturities                             1,405,391  1,217,086  1,422,426
  Equity securities                              304,589    137,510    129,827
  Other invested assets                            2,601        941      2,055
 Cost of investments acquired:
  Fixed maturities                            1,281,839) (1,791,522)(1,569,779)
  Equity securities                            (451,181)  (144,862)  (145,096)
  Other invested assets                         (10,346)   (11,702)   (14,245)
 Net change in policy loans                     (11,138)    (9,995)   (11,295)
 Net change in short-term investments           355,337     93,875    (18,748)
 Net change in security lending                (257,625)   308,125
 Payment for purchase of insurance business, net of
  cash acquired                                 (1,026)    23,939

  Net cash provided by (used in)
  investing activities                          54,763   (176,605)  (204,855)

Midland National Life Insurance Company
Statements of Cash Flows, Continued
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)
                                                 1998      1997       1996
Cash flows from financing activities:
  Receipts from universal life
  and investment products                      317,398    280,164    285,569
  Benefits paid on universal life
  and investment products                     (396,580)  (194,993)  (156,514)
  Dividends paid on common stock               (15,000)   (25,000)
  Repurchase of minority interest shares          (178)

    Net cash provided by (used in)
    financing activities                       (94,360)    60,171    129,055

Increase (decrease) in cash                     (1,630)    (1,194)    (5,721)

Cash at beginning of year                        2,384      3,578      9,299

Cash at end of year                                754      2,384      3,578

Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Interest                                      $119       $143      $166
    Income taxes, paid to parent                45,980     42,749    16,772

  Noncash operating, investing and financing
    Policy loans, receivables and other assets
    received in assumption reinsurance
    agreements                                      70     38,044



1. Summary of Significant Accounting Policies:
Organization:
Midland National Life Insurance Company ("Midland" or the "Company") is a wholly-owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Midland operates predominantly in the individual life and annuity business of the life insurance industry. The Company is licensed to operate in 49 states and the District of Columbia.
Basis of Presentation:
Effective May 31, 1996, Midland sold its wholly-owned subsidiary, North American Management, Inc. ("NAM"), to an unrelated party for a net consideration which approximated the net equity of NAM at May 31, 1996. The operations of the subsidiary, which were included through May 31, 1996, were not material to the financial statements.
On January 2, 1997, Investors Life Insurance Company of Nebraska was merged into Midland. Since this wholly-owned subsidiary was previously consolidated with Midland, this merger had no impact on the financial statements of Midland.
In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates. The following are the more significant elements of the financial statements affected by the use of estimates and assumptions:
 - Investment values.
 - Deferred policy acquisition costs.
 - Present value of future profits of acquired business.
 - Policy benefit reserves and claims reserves.
- Fair value of financial instruments.
-
The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.


1. Summary of Significant Accounting Policies, continued:
Investments:
The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held to maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held to maturity or as trading securities are classified as "available for sale". Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company has no securities classified as held-to-maturity.

Trading securities are held for resale in anticipation of short-term market movements. The Company's trading securities are stated at market value. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the statements of cash flows.

Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains.
Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows. For CMO's and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

Policy loans and other invested assets are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.

Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.


1. Summary of Significant Accounting Policies, continued:
Investments, continued:

When a decline in value of an investment is determined to be other than temporary, the specific investment is carried at estimated realizable value and its original book value is reduced to reflect this impairment. Such reductions in book value are recognized as realized investment losses in the period in which they were written down.

Recognition of Traditional Life, Health, and Annuity Premium Revenue and Policy Benefits:
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range from 6.5% to 11%.

Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts (Interest Sensitive Policies):
Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest credited to the account balances.

Policy reserves for universal life and other interest-sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 3% to 6.5% in 1998, 3.75% to 6.75% in 1997 and 3% to 7% in 1996. For certain contracts these crediting rates extend for periods in excess of one year.


1. Summary of Significant Accounting Pollicies, continued:
Deferred Policy Acquisition Costs:
Policy acquisition costs which vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.
Deferred costs related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.

Deferred costs related to interest sensitive policies are being amortized over the lives of the policies (up to 25 years) in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.

Policy acquisition costs deferred and amortized for years ended
December 31 are as follows:
                                          1998      1997       1996

Deferred policy acquisition costs,
 beginning of year                       416,767   427,218    410,051

Commissions deferred                      44,072    40,660     55,005
Underwriting and acquisition expenses
 deferred                                 10,539    9,703      10,280
Change in offset to unrealized gains
 and losses                                3,766    (8,710)        92
Amortization                             (57,980)  (52,104)   (48,210)

Deferred policy acquisition costs,
 end of year                             417,164   416,767    427,218

To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired business had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses.

Present Value of Future Profits of Acquired Business:
The present value of future profits of acquired business ("PVFP") represents the portion of the purchase price of a block of business which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:


1. Summary of Significant Accounting Policies, continued:
Present Value of Future Profits of Acquired Business, continued:

                                         1998      1997       1996

Balance at beginning of year             40,397    21,308     26,414

Value of in-force acquired                         23,939
Adjustment to purchase price             (1,026)
Amortization                             (8,209)   (4,850)    (5,106)

Balance at end of year                   31,162    40,397     21,308

Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 18 percent of the December 31, 1998 balance of PVFP in 1999, 15 percent in 2000, 12 percent in 2001, 10 percent in 2002, and 9 percent in 2003. The interest rates used to determine the amortization of the PVFP purchased ranged from 5.5 percent to 6.5 percent.

Policy Claims and Benefits Payable:
The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

Federal Income Taxes:
The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by the Parent. Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Separate Account:
Separate account assets and liabilities represent funds held for the exclusive benefit of variable universal life and annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. Operations of the separate accounts are not included in these financial statements.


1. Summary of Significant Accounting Policies, continued:
Comprehensive Income:
During 1998, the Company adopted Statement of Financial Accounting Standard No. 130, "Reporting Comprehensive Income." The standard requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

Comprehensive income for the Company includes net income and unrealized gains and losses (other comprehensive income) on available-for-sale securities. The adoption of this statement does not impact the overall financial position or stockholder's equity of the Company.

Security Lending:
The Company periodically enters into agreements to sell and repurchase securities. Securities out on loan are required to be 100% collateralized. Short-term investments of $50,500 and the related liability representing the collateral received is reflected on the balance sheets as of December 31, 1998.

Treasury Stock:
During the fourth quarter of 1998, the Company purchased its remaining outstanding minority shares from the lone minority shareholder for $178. The shares are retained as treasury stock as a reduction to stockholder's equity.

2. Fair Value of Financial Instruments:
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Short-Term Investments, Policy Loans and Other Invested
Assets:
The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

Investment Securities:
Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.


2. Fair Value of Financial Instruments, continued:
Investment-Type Insurance Contracts:
Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.

These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The carrying value and estimated fair value of the Company's financial instruments are as follows:

                             December 31, 1998     December 31, 1997
                            Carrying  Estimated   Carrying  Estimated
                             Value    Fair Value   Value    Fair Value
Financial assets:
 Fixed maturities,
  available-for-sale       $2,281,730 $2,281,730 $2,420,977 $2,420,977
 Equity securities,
  available-for-sale          221,325    221,325     78,950     78,950
 Equity securities,
  trading                     105,984    105,984     66,206     66,206
 Policy loans                 213,267    213,267    202,129    202,129
 Short-term investments       280,943    280,943    636,280    636,280
 Other investments             37,076     37,076     29,329     29,329

Financial liabilities:
 Investment-type insurance
 Contracts                    866,000    850,000  1,011,000    989,000

3. Investments and Investment Income:
Fixed Maturities and Equity Security Investments:
The amortized cost and estimated fair value of fixed maturities and equity securities classified as available for sale are as follows:
                                            December 31, 1998
                                           Gross      Gross
                                         Unrealized Unrealized Estimated
                               Amortized   Holding    Holding     Fair
                                 Cost       Gains      Losses    Value
Fixed maturities:
U.S. Treasury and other U.S.
Government corporations
and agencies                      $208,581  $14,285     $378    $222,488
Corporate securities             1,052,442   30,366   15,546   1,067,262
Mortgage-backed securities         955,785   22,225    1,093     976,917
Other debt securities               14,861      225       23      15,063

Total fixed maturities           2,231,669   67,101   17,040   2,281,730

Equity securities                  209,952   15,403    4,030     221,325

Total available for sale        $2,441,621  $82,504  $21,070  $2,503,055

                                           December 31, 1997

                                           Gross      Gross
                                         Unrealized Unrealized Estimated
                               Amortized   Holding    Holding     Fair
                                 Cost       Gains      Losses    Value
Fixed maturities:
U.S. Treasury and other U.S. Government corporations

and agencies                     $625,958    $9,232     $266    $634,924
Obligations of U.S. states and political
subdivisions                        3,201       147                3,348
Corporate securities              660,172    30,234      577     689,829
Mortgage-backed securities      1,055,140    22,159      109   1,077,190
Other debt securities              14,861       826        1      15,686

Total fixed maturities          2,359,332    62,598      953   2,420,977

Equity securities                  69,221    10,433      704      78,950

Total available for sale       $2,428,553   $73,031   $1,657  $2,499,927

The cost of the equity securities classified as trading securities are $103,798 and $66,867, respectively at December 31, 1998 and December 31, 1997.


3. Investments and Investment Income, continued:
Fixed Maturities and Investment Security Investments, continued:
The unrealized appreciation on the available-for-sale securities in 1998 and 1997 is reduced by deferred policy acquisition costs and deferred income taxes and is reflected as accumulated other comprehensive income in the statements of stockholder's equity:

                                                      1998       1997

Gross unrealized appreciation                       $61,434     $71,374
Deferred policy acquisition costs                   (20,164)    (23,930)
Deferred income taxes                               (14,444)    (16,606)

Accumulated other comprehensive income              $26,826     $30,838

The other comprehensive income in 1998 and 1997 is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities and equity security investments arising during the period less the realized gains (losses) included in income, deferred policy acquisition costs and deferred income taxes as follows:
                                           1998        1997        1996
Unrealized holding gains (losses) arising in the
current period:
Fixed maturities                        $(11,399)    $27,096    $(12,860)
Equity securities                         (5,025)      3,571         759
Less reclassification adjustment for (gains)
losses released into income                6,484      (3,476)     (6,851)
Less DAC impact                            3,766      (8,710)         92
Less deferred income tax effect            2,162      (6,468)      6,658

Net other comprehensive income           $(4,012)    $12,013    $(12,202)

The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 1998, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


3. Investments and Investment Income, continued:
Fixed Maturities and Investment Security Investments, continued:
                                                            Estimated
                                        Amortized Cost      Fair Value

Due in one year or less                     $66,556           $67,164
Due after one year through five years        94,231            96,047
Due after five years through ten years      297,052           313,506
Due after ten years                         818,045           828,096
Securities not due at a single
maturity date (primarily mortgage-
backed securities)                          955,785           976,917

Total fixed maturities                   $2,231,669        $2,281,730

Investment Income and Investment Gains (Losses):
Major categories of investment income are summarized as follows:

                                         1998        1997        1996
Gross investment income:
Fixed maturities                       $173,475    $148,640    $126,733
Equity securities                        22,563      13,831      22,202
Policy loans                             15,331      11,891      10,327
Short-term investments                   24,308      20,594      16,946
Other invested assets                     2,730         824         553

Total gross investment income           238,407     195,780     176,761

Investment expenses                      13,468       7,130       3,178

Net investment income                  $224,939    $188,650    $173,583

The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                                     1998            1997                   1996
                                        Unrealized -               Unrealized -                Unrealized -
                                          Trading                    Trading                      Trading
                            Realized     Securities    Realized     Securities      Realized     Securities

   Fixed maturities            $185                     $2,934         $195          $8,047          $(438)
   Equity securities         (6,669)         2,847         542         (836)         (1,196)         6,638
   Other                         (5)                        85                          (12)

      Net investment gains
      (losses)              $(6,489)        $2,847      $3,561        $(641)         $6,839         $6,200


	3.	Investments and Investment Income, continued:
Investment Income and Investment Gains (Losses), continued:
Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 1998, 1997, and 1996 were as follows:


                                               1998                 1997                    1996
                                         Fixed                 Fixed                  Fixed
                                      Maturities   Equity   Maturities   Equity    Maturities    Equity

   Proceeds from sales                 $744,300   $304,589   $801,246   $136,085   $1,020,090   $106,354
   Gross realized gains                   7,527        442      3,757      1,977       10,418        787
   Gross realized losses                  7,313      6,303      3,213        887        5,030      1,954

Other:
At December 31, 1998, and 1997, securities amounting to approximately $14,993 and $14,366, respectively, were on deposit with regulatory authorities as required by law.
At December 31, 1998, and 1997, the Company entered into repurchase agreements with brokerage firms totaling $50,500 and $308,125, respectively.
The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholder's equity at December 31, 1998, except for the following investment with the following carrying value:

Residential Funding        $75,527

4. Income Taxes:
The significant components of the provision for Federal income taxes are as follows:
                                         1998        1997        1996

Current                                $43,467     $38,474     $19,644
Deferred                               (10,849)     (5,421)     12,177

Total federal income tax expense       $32,618     $33,053     $31,821



4. Income Taxes, continued:
Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:
                                             1998      1997        1996

At statutory federal income tax rate       $32,720   $32,054     $32,151
Dividends received deductions                 (191)     (514)     (1,391)
Other, net                                      89      1,513      1,061

Total federal income tax expense           $32,618    $33,053    $31,821

The federal income tax liability as of December 31 is comprised of the following:
                                                      1998         1997

Net deferred income tax liability                   $21,470      $34,480
Income taxes currently (receivable) due                (904)       1,608

Federal income tax liability                        $20,566      $36,088

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:

                                                       1998       1997

Deferred tax liabilities:
Present value of future profits of acquired business  $10,907    $14,139
Deferred policy acquisition costs                      99,192    100,989
Investments                                            22,154     27,245
Other                                                     906
Total deferred income tax liabilities                 132,253    143,279

Deferred tax assets:
Policy liabilities and reserves                       108,973    108,799
Other                                                   1,810
Total gross deferred income tax assets                110,783    108,799

Net deferred income tax liability                     $21,470    $34,480

Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that such events are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $66,000 balance in the policyholders' surplus account at December 31, 1998.


5. Reinsurance:
The Company is involved in both the cession and assumption of reinsurance with other companies.  Reinsurance premiums and
claims ceded and assumed for the years ended December 31 are as follows:
                               1998            1997             1996
                          Ceded  Assumed  Ceded  Assumed   Ceded  Assumed

Premiums                 $20,280  $6,106 $17,081  $7,971  $13,759  $7,116
Claims                    11,495   5,954   8,683   4,472   12,170   6,068

The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement.

Effective in 1996, the Company assumed certain policy risks from its affiliate, North American Company for Life and Health Insurance, and its subsidiaries. The company fulfilled its obligation on this assumption contract and was released of this risk effective December 31, 1998. The Company has reflected risk and profit charges of $729 and $1,119 in other income in 1997 and 1996, respectively, under the terms of the reinsurance contract. Effective October 31, 1997, Midland acquired, via assumption reinsurance, a block of life and annuity business. Under the assumption agreement, the Company assumed approximately $574,310 of life and annuity reserves which is reflected in the liabilities for future policy benefits and received $550,371 of assets which was net of $23,939 of PVFP. The PVFP asset is being amortized principally over periods up to 25 years in relation to the present value of expected gross profits. The assets acquired included approximately $511,877 in cash and short term instruments, $38,044 in policy loans and $450 of other assets.
In accordance with the agreement, the final purchase price was determined in 1998 which reduced the PVFP asset to $22,913 and the life and annuity reserves assumed to $573,284.

6. Statutory Financial Data and Dividend Restrictions:
The Company is domiciled in South Dakota and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


6. Statutory Financial Data and Dividend Restrictions, continued:
Generally, the net assets of the Company available for distribution to its shareholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The company paid a stockholder dividend of $15,000 and $25,000 in 1998 and 1997, respectively. The maximum amount of dividends payable in 1999 without prior approval of regulatory authorities is approximately $60,000.
The statutory net income of the Company for the years ended December 31, 1998 and 1997 is approximately $75,000 and $65,000, respectively, and capital and surplus at December 31, 1998 and 1997 is approximately $384,000 and $323,000, respectively, in accordance with statutory accounting principles.

7. Employee Benefits:
The Company participates in qualified pensions and other postretirement benefit plans sponsored by SEI. The Company also provides certain post-retirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status over the two-year period ended December 31, 1998. The amounts reflect an allocation of the Company's portion of the SEI plan:

                                 Pension Benefits       Other Benefits
                                 1998       1997       1998        1997

Benefit obligation at
December 31                     $6,420     $4,678     $1,718      $2,203
Fair value of plan assets at
December 31                      3,642      3,176

Funded status at December 31   $(2,778)   $(1,502)   $(1,718)    $(2,203)

Accrued benefit liability
recognized in financial
statements                        $616        $92     $1,650      $1,751


7. Employee Benefits, continued:
The Company's post-retirement benefit plan is not funded;
therefore, it has no plan assets.
The amounts of contributions made to and benefits paid from the plan are as follows:
                                    Pension Benefits     Other Benefits
                                    1998       1997      1998      1997

 Employer contributions             $          $         $227      $172
 Employee contributions                                    56        56
 Benefit payments                    197        444       283       228

The following table provides the net periodic benefit cost for the years ended 1998, 1997 and 1996:

                               Pension Benefits   Other Benefits
                               1998  1997  1996  1998  1997  1996

Net periodic benefit costs    $524  $360  $263  $126  $179  $164

The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:

                                     Pension Benefits    Other Benefits
                                      1998       1997     1998     1997
Weighted-average assumptions
as of December 31:
Discount rate                        7.00%      7.25%    7.00%    7.25%
Expected return on plan
assets                               8.75%      8.75%      N/A      N/A
Rate of compensation
increase                             4.25%      4.25%      N/A      N/A

For measurement purposes, a 6.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998. The rate was assumed to decrease gradually each year to a rate of 4.5% for 2006 and remain at that level thereafter.
The Company also participates in a noncontributory Employee Stock Ownership Plan (ESOP) which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The expense for 1998, 1997, and 1996 was $1,725, $1,920, and $1,700, respectively. All contributions to the ESOP are held in trust.


8. Commitments and Contingencies:
Lease Commitments:
Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds are collateralized by $2,571 of Midland's investments in government bonds. The lease includes a purchase option under which Midland may repurchase the building upon repayment of all bonds issued. The lease terms provide for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.

The Company also leases certain equipment. Rental expense on operating leases amounted to $1,511, $1,208 and $1,048 for the years ended December 31, 1998, 1997, and 1996, respectively. The minimum future rentals on capital and operating leases at December 31, 1998, are as follows:

 Year Ending December 31          Capital       Operating       Total

         1999                     $513           $1,823        $2,336
         2000                     489            1,827         2,316
         2001                     466            1,448         1,914
         2002                     442            191           633
         2003                                    191           191
         Thereafter                              705           705

Total    1,910                    $6,185         $8,095

Less amount representing interest       210

Present value of amounts due
under capital leases                   $1,700

Other Contingencies:
The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance; however, in the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.


9. Other Related Party Transactions:
The Company pays fees to SEI under management contracts.  The
Company was charged $1,552, $1,530 and  $1,458 in 1998, 1997, and
1996, respectively, related to these contracts.

The Company pays investment management fees to an affiliate
(Midland Advisors Company). Net fees related to these services were $1,855, $1,425 and $1,339 in 1998, 1997 and 1996, respectively.

The Company provided certain insurance and non-insurance services to North American Company for Life and Health Insurance ("North American"), beginning in 1997. The Company was reimbursed $1,465 and $488 in 1998 and 1997, respectively, for the costs incurred to render such services.

The Company sold certain securities to North American at the current market value of $15,856, incurring a realized loss of $2,736 in 1998. In addition the Company acquired securities totaling $22,679 from North American

10. Subsequent Event:
Effective January 4, 1999, the Company received a contribution from SEI totaling $64,000. These funds were then applied to purchase substantially all of the assets of Parkway Mortgage Inc. ("Parkway"), a mortgage broker. In addition, the Company agreed to assume responsibility for the warehouse line-of-credit to fund loan originations.





The accompanying notes are an integral part of the financial statements.



The accompanying notes are an integral part of the financial statements.


The accompanying notes are an integral part of the financial statements.



Midland National Life Insurance Company
Notes to Financial Statements
(Amounts in thousands)

Midland National Life Insurance Company
Notes to Financial Statements, Continued
(Amounts in thousands)

NEWMGP98

Variable Annuity II
Prospectus
May 1, 1999

Please read this prospectus for details on the contract being offered to you and keep it for future reference. This prospectus sets forth the information that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") about the contract and Separate Account C is available by checking the appropriate box on the application form or by writing to Midland at:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193
(605) 335-5700

The SAI, dated May 1, 1999, has been filed with the U.S.
Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The table of contents of the SAI is included at the end of this prospectus.

The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The contracts involve investment risk, including possible loss of principal. The contracts are not a deposit of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the federal deposit insurance corporation or any other agency.

This prospectus is valid only when accompanied by the Funds' current prospectuses.


Flexible Premium Deferred Variable Annuity
Contract (Variable Annuity II)
issued by
Midland National Life Insurance Company
through
Midland National Life Separate Account C

The prospectuses for the following Funds:
 Fidelity's Variable Insurance Products    FundsFund/Fund II/Fund
III,
 American Century's Variable Portfolio Inc.,
    MFS(r)Massachusetts Financial's     Variable Insurance Trusts, and
 Lord, Abbett's Series Funds, Inc.,
describe the investment objectives, policies, and risks of the
Funds' portfolios that are available under the contracts:
1. VIP Money Market Portfolio
2. VIP High Income Portfolio
3. VIP Equity-Income Portfolio
4. VIP Growth Portfolio
5. VIP Overseas Portfolio
6. VIP II Asset Manager Portfolio
7. VIP II Investment Grade Bond Portfolio
8. VIP II Contrafund Portfolio
9. VIP II Asset Manager: Growth Portfolio
10. VIP II Index 500 Portfolio
11. VIP III Growth & Income Portfolio
12. VIP III Balanced Portfolio
13. VIP III Growth Opportunities Portfolio
14. American Century VP Capital Appreciation Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth Portfolio
19. MFS VIT Emerging Growth Portfolio
20. MFS VIT Research Portfolio
21. MFS VIT Growth with Income Portfolio
22. MFS VIT New Discovery Portfolio
23. Lord, Abbett VC   C     Growth and Income Portfolio



Table of Contents



Definitions                                                     3
SUMMARY                                                         4
Features of Variable Annuity II                                 4
Investment Choices                                              4
Withdrawals                                                     5
Charges Under the Contracts                                     5
FEE TABLE                                                       7
Additional Information About Variable Annuity II                11
SEPARATE ACCOUNT C AND THE FUNDS                                11
Our Separate Account And Its Investment Divisions               11
The Funds                                                       11
Investment Policies Of The Funds' Portfolios                    12
We Own The Assets Of Our Separate Account                       15
Our Right To Change How We Operate Our Separate Account         15
DETAILED INFORMATION ABOUT THE CONTRACT                         16
Requirements for Issuance of a Contract                         16
Free Look                                                       16
Allocation of Premiums                                          16
Changing Your Premium Allocation Percentages                    17
Transfers of Contract Value                                     17
Dollar Cost Averaging                                           17
Portfolio Rebalancing                                           18
Systematic Withdrawals                                          18
Withdrawals                                                     19
Loans                                                           20
Death Benefit                                                   21
Your Contract Value                                             22
Amounts In Our Separate Account                                 22
The General Account                                             23
CHARGES, FEES AND DEDUCTIONS                                    23
Sales Charges on Withdrawals                                    23
Free Withdrawal Amount                                          24
Administrative Charge                                           24
Mortality and Expense Risk Charge                               24
Contract Maintenance Charge                                     24
Transfer Charge                                                 25
Charges In The Funds                                            25
FEDERAL TAX STATUS                                              25
Introduction                                                    25
Diversification                                                 26
Taxation of Annuities in General                                26
Our Income Taxes                                                29
Withholding                                                     29
MATURITY DATE                                                   30
SELECTING AN ANNUITY OPTION                                     30
Fixed Options                                                   30
Variable Options                                                31
Transfers after the Maturity Date                               32
ADDITIONAL INFORMATION                                          32
Midland National Life Insurance Company                         32
Your Voting Rights As an Owner                                  32
Our Reports to Owners                                           33
Contract Periods, Anniversaries                                 33
Dividends                                                       33
Performance                                                     33
Your Beneficiary                                                34
Assigning Your Contract                                         34
When We Pay Proceeds From This Contract                         34
Sales Agreements                                                34
Regulation                                                      35
Year 2000 Compliance Issues                                     35
Discount for Midland Employees                                  36
Legal Matters                                                   36
Experts                                                         36
Statement of Additional Information                             36






Definitions
Accumulation Unit means the units credited to each investment division in the Separate Account before the maturity date.

Annuitant means the person, designated by the owner, upon whose life annuity payments are intended to be based on the maturity date.

Annuity Unit means the units in the Separate Account, after the maturity date that are used to determine the amount of the annuity payment.

Attained Age means the issue age plus the number of complete
Contract Years since the Contract Date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the annuitant dies before the maturity date.

Business Day means any day we are open and the New York Stock Exchange is open for trading. The holidays which we are closed, but the New York Stock Exchange is open are the day
after Thanksgiving    the day beforeand Christmas Eve Day and New
Year's Eve Day.      These days along with the days the New York
Stock Exchange is not open for trading will not be counted as business days.

Cash Surrender Value means the Contract Value on the date of surrender minus the contract maintenance charge and any contingent deferred sales charge.

Contract Anniversary - The same month and day of the Contract
Date in each year following the Contract Date.

Contract Date means the date from which Contract Anniversaries and Contract Years are determined.

Contract Value means the total amount of monies in our Separate Account C attributable to your in force contract. It also includes monies in our General Account for your contract. Contract Month means a month that starts on a Monthly Anniversary and ends on the following Monthly Anniversary.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under your contract if the annuitant dies before the maturity date.

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account C on the Contract Date or as later changed by us.

Home Office means where you write to us to pay premiums or take other action, such as transfers between investment divisions.
The address is:
Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Annuitant's life remains insured under the terms of the contract.

Investment Division means a division of Separate Account C which invests exclusively in the shares of a specified portfolio of the Funds.

Issue Age means the age of the annuitant on his/her birthday that is nearest to the Contract Date.

Maturity Date means the date, specified in the contract, when annuity payments are to begin.

Owner means the person who purchases an Individual Variable Annuity Contract and makes the premium payments. The owner has all rights in the contract before the maturity date, including the rights to make withdrawals or surrender the contract, to designate and change the beneficiaries who will receive the proceeds at the annuitant's death before the maturity date, to transfer funds among the investment divisions, and to designate a mode of settlement for the annuitant on the maturity date.

Payee means the person who is entitled to receive annuity payments after an annuity is effected. On or after the maturity date, the annuitant will be the payee. Before the maturity date, you will be the payee.

Separate Account means our Separate Account C which receives and invests your premiums under the contract.

SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National
Life Insurance Company. "You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "annuitant", because the annuitant and the owner may not be the same.

The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force.

Features of Variable Annuity II

The individual flexible premium deferred variable annuity contracts described in this prospectus provide for accumulation of the contract value and payment of annuity payments on a fixed or variable basis. Variable payment options are not available in certain states. The contracts are designed to aid individuals in long term planning for retirement or other long term purposes.

The contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code (Non-Qualified Plans) and for retirement plans which do qualify for those tax advantages
(Qualified Plans).

This prospectus generally describes only the variable portion of the contract, except where the General Account is specifically mentioned.

The Variable Annuity II pays a death benefit when the annuitant dies before the maturity date if the contract is still in force. The death benefit is equal to the greater of (a) the contract value, (b) premiums paid less withdrawals, or (c) the guaranteed minimum death benefit.

Your Contract Value

Your contract value depends on:
 the amount and frequency of premium payments, the selected portfolio's investment experience, interest earned on amounts allocated to the General Account, withdrawals, and charges and deductions.

You bear the investment risk under the Variable Annuity II.
There is no minimum guaranteed cash value with respect to any amounts allocated to the Separate Account. (See "Your Contract
Value" on page 22.)

Flexible Premium Payments

You may pay premiums whenever you want and in whatever amount you want, within certain limits. We require an initial minimum premium of at least $2,000; other premium payments must be at least $50. (Currently, we waive the initial minimum premium requirement for certain qualified contracts enrolled in a bank draft investment program or payroll deduction plan.)
You will choose a planned periodic premium. You need not pay premiums according to the planned schedule.

Investment Choices

You may allocate your contract value to up to ten of the investment divisions of our Separate Account. You may also allocate your contract value to our General Account, which pays interest at a declared rate.

Each of the Separate Account investment divisions invests in shares of a corresponding portfolio of one of the following
"series" type mutual funds:
(1) Fidelity's Variable Insurance Products Fund    (VIP)    , (2)
Fidelity's Variable Insurance Products Fund II    (VIP II)    , (3)
Fidelity's Variable Insurance Products Fund III    (VIP III)    , (4)
American Century's Variable Portfolios, Inc., (5)
   MFS(r)Massachusetts Financial's     Variable Insurance Trusts, and
(6) Lord, Abbett's Series Fund, Inc. The portfolios have different investment policies and objectives.
For a full description of the portfolios, see the Funds' prospectuses, which accompany this prospectus. (See The Funds on page 11.)

The investment divisions that invest in portfolios of Fidelity's Variable Insurance Products Fund are:
 VIP Money Market Portfolio
 VIP High Income Portfolio
 VIP Equity-Income Portfolio
 VIP Growth Portfolio
 VIP Overseas Portfolio

The investment divisions that invest in portfolios of Fidelity's Variable Insurance Products Fund II are:
 VIP II Asset Manager Portfolio
 VIP II Investment Grade Bond Portfolio
 VIP II Contrafund Portfolio
 VIP II Asset Manager: Growth Portfolio
 VIP II Index 500 Portfolio

The investment divisions that invest in portfolios of Fidelity's Variable Insurance Products Fund III are:
 VIP III Growth & Income Portfolio
 VIP III Balanced Portfolio
 VIP III Growth Opportunities Portfolio

The investment divisions that invest in portfolios of the American Century Variable Portfolios, Inc. are:
 VP Capital Appreciation Portfolio
 VP Value Portfolio
 VP Balanced Portfolio
 VP International Portfolio
 VP Income & Growth Portfolio

The investment divisions that invest in portfolios of the    MFS(r)
Massachusetts Financial     Variable Insurance Trusts are:
 VIT Emerging Growth Portfolio
 VIT Research
 VIT Growth with Income
 VIT New Discovery

The investment division that invests in a portfolio of the
Lord, Abbett Series Fund, Inc. is:
 VC   C     Growth and Income

Each portfolio pays a different investment management or advisory fee and different operating expenses. The fees and expenses for the year ending December 31, 1998 are shown under the table of Portfolio Annual Expenses.

See "Investment Policies Of The Funds' Portfolios" on page 12, and "Charges In The Funds" on page 25.

Withdrawals

You may generally withdraw all or part of your cash surrender value at any time, before annuity payments begin. You may also elect a systematic withdrawal option (See "Systematic Withdrawals" on page 18.) (Your retirement plan may restrict withdrawals.) A contingent deferred sales charge may be imposed on any withdrawal, and upon full withdrawal a contract maintenance charge may also be imposed. The amount you request plus any deferred sales charge will be deducted from your contract value. You may take a withdrawal in a lump sum or use it to purchase an annuity that will continue as long as you live or for some other period you select. A withdrawal may have negative tax consequences, including a 10% tax penalty on certain withdrawals prior to age 59 1/2. Three years after the contract date, the contingent deferred sales charge will be waived upon the withdrawal of funds to effect a life annuity. (See "Sales Charges on Withdrawals" on page 23, "FEDERAL TAX STATUS" on page 25, and "SELECTING AN ANNUITY" on page 30.) Withdrawals from contracts used in connection with tax-qualified retirement plans may be restricted or penalized by the terms of the plan or applicable law.

Charges Under the Contracts

Sales Charge

Sales expenses are not deducted from premium payments. However, a contingent deferred sales charge may be assessed against contract values when they are withdrawn, including withdrawals to effect an annuity and systematic withdrawals. (See "Sales Charges on Withdrawals" on page 23.)

The length of time between the receipt of each premium payment and the withdrawal determines the contingent deferred sales charge. For this purpose, premium payments will be deemed to be withdrawn in the order in which they are received and all withdrawals will be made first from premium payments and then from other contract values. The charge is a percentage of the premiums and is as follows:

                   Length of Time         Contingent
                   From Premium Payment   Deferred Sales
                   (Number of Years)      Charge
                   0-1                    8%
                   1-2                    8%
                   2-3                    7%
                   3-4                    7%
                   4-5                    6%
                   5-6                    5%
                   6-7                    4%
                   7-8                    2%
                   8 or more              0%

No contingent deferred sales charge will be assessed upon:
1. payment of death proceeds under the contract, or
2. exercise of the free withdrawal privilege.

In addition, Midland will not assess a contingent deferred sales charge on either a full or partial surrender [subject to approval of the state insurance authorities] after the first contract anniversary if:
1. our home office receives written proof that the owner is confined in a state licensed in-patient nursing facility for a total of 90 days, provided we receive your withdrawal request within 90 days after discharge from such facilities;
or
2. a licensed physician provides a written statement to us that the owner is expected to die within the next 12 months due to a non-correctable medical condition. The licensed physician cannot be the owner or part of the owner's immediate family. We reserve the right to have a physician of our choice examine the owner.

Withdrawals may be subject to tax consequences. (See
"Withdrawals" on page 19 and "FEDERAL TAX STATUS" on page 25.)

Free Withdrawal Amount

You may make a withdrawal from your contract value of up to 10% of the total premiums paid (as determined on the date of the requested withdrawal), minus any withdrawals made in the prior
12 months, without incurring a contingent deferred sales charge. (See "Free Withdrawal Amount" on page 24.)

Mortality and Expense Risk Charge

Midland deducts a 1.25% per annum charge against all contract values held in the Separate Account for assuming the mortality and expense risks under the contract. (See "Mortality and Expense Risk Charge" on page 24.)

Administration and Maintenance Fee

An administration charge of 0.15% per annum is deducted from all contract values held in the Separate Account.  In addition, a maintenance charge of $35 is deducted annually from each
contract.  Currently, we waive    the $35this     annual maintenance
charge for contracts with a value of $50,000 or more on the contract anniversary. (See "CHARGES, FEES AND DEDUCTIONS" on page 23.)

Premium Taxes

Currently, we do not deduct for premium taxes. We reserve the right to deduct for premium taxes for contracts sold in states that charge a premium tax.


FEE TABLE

This information is intended to assist you in understanding the various costs and expenses that you will bear. It reflects expenses of the Separate Account as well as the portfolios.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of premium
payments)                                                           None
Transfer Fee                                                        None
Maximum Deferred Sales Load (as a percentage of premiums
withdrawn)                                                          8.00%
Annual Contract Maintenance Charge(1)
                                                            $35.00
Separate Account Annual Expenses (as a percentage of average daily Contract Value)
Mortality and Expense Risk                                          1.25%
Administration Fees                                                 0.15%
Total Separate Account Expenses                                     1.40%

(1) The contract maintenance charge is an annual $35 charge per contract. It is deducted proportionally from the investment divisions in use at the time of the charge. The contract maintenance charge has been reflected in the examples by a method intended to show the "average" impact of the contract maintenance charge on an investment in the Separate Account. The contract maintenance charge is deducted only when the accumulated value is less than $50,000. In the example, the
contract maintenance charge is approximated as a    0.12%0.13%
annual asset charge based on the experience of the contracts.

PORTFOLIO ANNUAL EXPENSES(1)

(as a percentage of Portfolio average net assets after fee
waivers and expense reimbursement)
                                                      TOTAL
                                         MANAGEMENT   OTHER     ANNUAL
                                         FEES         EXPENSES  EXPENSES(2)
VIP Money Market                        0.20% 0.21%   0.10%      0.30% 0.31%
VIP High Income                         0.58% 0.59%   0.12%      0.70% 0.71%
VIP Equity-Income(3)                    0.49% 0.50%   0.08%      0.57% 0.58%
VIP Growth(3)                           0.59% 0.60%   0.07%0.09% 0.66% 0.69%
VIP Overseas(3)                         0.74% 0.75%   0.15%0.17% 0.89% 0.92%
VIP II Asset Manager(3)                 0.54% 0.55%   0.09%0.10% 0.63% 0.65%
VIP II Investment Grade Bond            0.43% 0.44%   0.14%0.57% 0.58%
VIP II Contrafund(3)                    0.59% 0.60%   0.07%0.11% 0.66% 0.71%
VIP II Asset Manager:  Growth(3)        0.59% 0.60%   0.13%0.17% 0.72% 0.77%
VIP II Index 500(3)(4)                  0.24%         0.04%      0.28%
VIP III Growth & Income(3)              0.49%         0.11%0.21% 0.60% 0.70%
VIP III Balanced(3)                     0.44% 0.45%   0.14%0.16% 0.58% 0.61%
VIP III Growth Opportunities(3)         0.59% 0.60%   0.11%0.14% 0.70% 0.74%
American Century VP Capital Appreciation      1.00%   0.00%      1.00%
American Century VP Value                     1.00%   0.00%      1.00%
American Century VP Balanced                  1.00%   0.00%      1.00%
American Century VP International       1.47% 1.50%   0.00% 1.47% 1.50%
American Century VP Income & Growth      0.70% 0.00%   0.70%


                                                             TOTAL
                                         MANAGEMENT OTHER    ANNUAL
                                         FEES   EXPENSES     EXPENSES(2)
MFS VIT Emerging Growth(4)               0.75%  0.10% 0.12%  0.85% 0.87%
MFS VIT Research(4)                      0.75%  0.11% 0.13%  0.86% 0.88%
MFS VIT Growth with Income(4)(5)         0.75%  0.13% 0.25%  0.88% 1.00%
MFS VIT New Discovery(4) (5)             0.90%  0.27% 0.25%  1.17% 1.15%
Lord, Abbett VC   C     Growth and Income    0.50%  0.01% 0.02%  0.51% 0.52%

(1) The fund data was provided by the funds or their managers. Midland has not independently verified the accuracy of the Fund data.
(2) The annual expenses shown are based on actual expenses for 1998.
(3) A portion of the brokerage commissions the fund paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce custodian and transfer agent expenses. WithoutIncluding these reductions, total operating expenses would have been as follows:

VIP Equity-Income	   0.58%0.57%
VIP Growth	         0.68%0.67%
VIP Overseas         0.91%0.90%
VIP II Asset Manager      0.64%
   VIP II Index 500	  0.35%
VIP II Contrafund	   0.70%0.78%
VIP II Asset Manager: Growth	   0.73%0.76%
VIP III Balanced     0.59%0.60%
VIP III Growth Opportunities	   0.71%0.73%
   VIP III Growth & Income 0.61%

   (4) The fund's expenses were voluntarily reduced by the Fund's investment advisor. Absent reimbursement, the management fee, other expenses, and total expenses for the VIP II Index 500 would have been 0.27%, 0.13%, and 0.40% respectively.

   (4) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disubrsing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.
The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(5)  MFS has agreed to bear expenses for    thisthese portfolios,
and each such that the     portfolio's other expenses shall not
exceed 0.25%. Without this limitation, the other expenses and total expenses would have been:

   0.35% and 1.10% for the MFS VIT Growth with Income, and
4.32%0.47% and 5.22%1.37%     for the MFS VIT New Discovery.




EXAMPLES

If you surrender or annuitize your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:
                                            ONE     THREE   FIVE    TEN
                                            YEAR    YEARS   YEARS   YEARS
VIP Money Market                            9899    127128  159160  214216
VIP High Income                             103     139140  179180  255257
VIP Equity-Income                           101     135136  172173  242244
VIP Growth(3)                               102103  138139  177179  251255
VIP Overseas(3)                             104105  145146  189191  275279
VIP II Investment Grade Bond                101     135136  172173  242244
VIP II Asset Manager(3)                     102     137138  175177  248251
VIP II Index 500(3)                         98      127     157158  212213
VIP II Contrafund(3)                        102103  138140  177180  251257
VIP II Asset Manager:  Growth(3)            103     140142  180183  257263
VIP III Balanced(3)                         101102  136137  173175  243247
VIP III Growth Opportunities(3)             103     139141  179182  255261
VIP III Growth & Income(3)                  102103  136140  174179  245256
American Century VP Capital Appreciation    106     148149  194195  276287
American Century VP Balanced                106     148149  194195  286287
American Century VP Value                   106     148149  194195  286287
American Century VP International           110111  162164  217219  331335
American Century VP Income & Growth         10393   139120  179149  255256
MFS VIT Emerging Growth(4)                  10494   144125  187158  271274
MFS VIT Research(4)                         10494   144125  187159  272275
MFS VIT Growth with Income(4)               10496   145129  188165  274287
MFS VIT New Discovery(4) (5)                10797   154133  202172  302301
Lord, Abbett VC   C     Growth and Income   10191   134114  169140  236238









If you do not surrender your contract, you would pay the
following expenses on a $1,000 investment, assuming 5% annual return on assets:
                                         ONE     THREE   FIVE    TEN
                                         YEAR    YEARS   YEARS   YEARS
VIP Money Market                         1819    5758    99100   214216
VIP High Income                          23      6970    119120  255257
VIP Equity-Income                        21      6566    112113  242244
VIP Growth(3)                            2223    6869    117119  251255
VIP Overseas(3)                          2425    7576    129130  275279
VIP II Investment Grade Bond             21      6566    112113  242244
VIP II Asset Manager(3)                  22      6768    115117  224851
VIP II Index 500(3)(4)                   18      57      9798    212213
VIP II Contrafund(3)                     2223    6870    117120  251257
VIP II Asset Manager:  Growth(3)         23      7072    120123  257263
VIP III Balanced(3)                      2122    6667    113115  243247
VIP III Growth Opportunities(3)          23      6971    119122  255261
VIP III Growth & Income(3)               2223    6670    114119  245256
American Century VP Capital Appreciation   26      7879    134135  286287
American Century VP Balanced             26      7879    134135  286287
American Century VP Value                26      7879    134135  286287
American Century VP International        3031    9294    157159  331335
American Century VP Income & Growth      23      6970    119     255256
MFS VIT Emerging Growth(4)               24      7475    127128  271274
MFS VIT Research(4)                      24      7475    127129  272275
MFS VIT Growth with Income(4)            2426    7579    128135  274287
MFS VIT New Discovery(4)(5)              27      8483    142     302301
Lord, Abbett VC   C     Growth and Income   21     64    109110  236238

The examples are based on actual expenses for 1998. Actual expenses reflected are net of any fee waivers or expense reimbursements.

The examples should not be considered a representation of past or future expenses.  Actual expenses may be greater or less
than those shown.  The assumed 5% annual return is
hypothetical; past or future annual returns may be greater or lesser than the assumed amount. These examples reflect the $35
contract maintenance charge as an annual charge of     0.12%0.13%
of assets based on an average cash value of    $30,000$27,000.



Additional Information About

Variable Annuity II

Your "Free Look" Right

You have a right to examine the contract and return it to us. Your request must be postmarked no later than 10 days after you receive your contract. During the "free look" period your premium will be allocated to the VIP Money Market Investment Division. (See "Free Look" on page 16 for more details.)

Transfers

You may transfer your contract value among the investment divisions and between the General Account and the investment divisions. Transfers take effect on the date we receive your request. We require minimum amounts, usually $200, for each transfer. Transfers are not permitted before the end of the "free look" period or after annuity payments begin.

Currently, we do not charge for making transfers.  However, we reserve the right to assess a $25 administrative charge after
the    12th15th     transfer in a contract year.

For limitations on transfers to and from the General Account, see "The General Account" on page 23.

Financial Information

Condensed financial information for the Separate Account begins at page 34 of this prospectus. Our financial statements, and full financial statements for the Separate Account, are in the Statement of Additional Information.

Inquiries

If you have any questions about your contract or need to make changes, then contact your financial representative who sold you the contract, or contact us at:
Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, South Dakota 57193
(605) 335-5700

SEPARATE ACCOUNT C AND THE FUNDS

Our Separate Account And Its

Investment Divisions

The "Separate Account" is our Separate Account C, established under the insurance laws of the State of South Dakota in March, 1991. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not involve any SEC supervision of its management or investment policies. The Separate Account has a number of investment divisions, each of which invests in shares of a corresponding portfolio of the Funds. You may allocate part or all of your net premiums to any 10 of the 23 investment divisions of our Separate Account.

The Funds

Each of the 23 portfolios available under the contract is
commonly called a mutual fund.  Each one is a "series" of one of the following open-end diversified investment companies:
1. Fidelity's Variable Insurance Products Fund,
2. Fidelity's Variable Insurance Products Fund II,
3. Fidelity's Variable Insurance Products Fund III,
4. American Century Variable Portfolios, Inc.,
5.   MFS(r) Massachusetts Financial     Variable Insurance Trusts, and
6. Lord, Abbett's Series Fund, Inc.

Our Separate Account buys and sells the shares of each portfolio at net asset value (with no sales charge). More detailed information about the portfolios and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus and in the Funds' Statements of Additional Information. You should read the Funds' prospectuses carefully before allocating or transferring money to any portfolio.
We may from time to time receive revenue from the Funds and/or from their managers. The amounts of the revenue, if any, may be based on the amount of our investments in the Funds.

Investment Policies Of The Funds' Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio
Objective

VIP Market Money
   Seeks as high a
level of
current income
as is
consistent with
preservation of
capital and
liquidity by
investing in
U.S. dollar-
denominated
money market
securities.Seeks to earn a
high level of
current income
by investing in
high quality
money market
instruments as
is consistent
with preserving
capital and
providing
liquidity by
investing in
high quality
money market
instruments.
(An investment
in the VIP
Money Market or
any other
Portfolio is
neither insured
nor guaranteed
by the U.S.
Government, and
there is no
assurance that
the Money
Market
Portfolio will
be able to
maintain a
constant net
asset value.)

VIP High Income
   Seeks a high
level of
current income
by investing
primarily in
income-
producing debt
securities
while also
considering
growth of
capital. Policy
owners should
understand that
the fund's unit
price may be
volatile due to
the nature of
the high yield bond
marketplace. Seeks high current
income by
investing
primarily in
high-yielding,
lower-rated,
fixed-income
securities,
while also
considering
growth of
capital. For a
description of
the special
risks involved
in investing in
these securities, see
the prospectus
for the Funds.

VIP Equity - Income
   Seeks
reasonable
income by
investing
primarily in
income-producing
equity securities. In
choosing these
securities, the
Manager will
consider the
potential for
capital appreciation.
The Portfolio's
goal is to
achieve a yield
which exceeds
the composite
yield on the
securities
comprising the
Standard &
Poor's
Composite Index
of 500
Stocks. Seeks
reasonable
income by
investing
primarily in
income-producing
equity securities.  In
choosing these
securities, the
Manager will
consider the
potential for
capital
appreciation.
The Portfolio's
goal is to
achieve a yield
which exceeds
the composite
yield on the
securities
comprising the
Standard &
Poor's
Composite Index
of 500 Stocks.

VIP Growth
   Seeks capital
appreciation by
investing in
common stocks.
The adviser
invests the
fund's assets
in companies
the adviser
believes have
above-average
growth potential. Seeks
capital appreciation by
investing in
common stocks,
although the
Portfolio's
investments are
not restricted
to any one type
of security.
Capital
appreciation
also may be
found in other
types of
securities,
including bonds
and preferred
stocks.

VIP Overseas
   Seeks long-term
growth of
capital, primarily
through investments in
foreign securities. Seeks long-term
growth of
capital,
primarily
through
investments in
foreign
securities.

VIP II Asset Manager
   Seeks high
total return
with reduced
risk over the
long term by
allocating its
assets among
domestic and
foreign stocks,
bonds and
short-term
instruments. Seeks high total
return with
reduced risk
over the long-
term by
allocating its
assets among
domestic and
foreign stocks,
bonds and
short-term
money market
instruments.

VIP II Investment Grade Bond
   Seeks a high a
level of
current income
as is
consistent with
the preservation of
capital by
investing in
U.S. dollar-
denominated
investment-grade
bonds. Seeks as
high a level of
current income
as is
consistent with
the preservation of
capital by
investing in a
broad range of
investment
grade fixed
income securities.

VIP II Contrafund
   Seeks to
achieve capital
appreciation
over the long
term by
investing in
common stocks
and securities
of companies
whose value the
manager
believes is not
fully recognized by
the public. Seeks to
achieve capital
appreciation
over the long
term by
investing in
securities of
companies whose
value the
manager
believes is not
recognized
fully by the
public.

VIP II Asset Manager: Growth
   Seeks to
maximize total
return by
allocating its
assets among
stocks, bonds,
short-term
instruments,
and other
investments. Seeks to maximize
total return
over the long
term through
investments in
stocks, bonds,
and short-term
instruments.
This portfolio
has a heavier
emphasis on
stocks than the
Asset Manager
Portfolio.

VIP II Index 500
   Seeks to
provide
investment
results that
correspond to
the total
return of
common stocks
publicly traded
in the United
States by
duplicating the
composition and
total return of
the Standard &
Poor's
Composite Index
of 500
Stocks. Seeks to
Provide investment
results that
correspond to
the total
return of
common stocks
publicly traded
in the United
States by
duplicating the
composition and
total return of
Standard &
Poor's
Composite Index
of 500 Stocks.
This is
designed as a
long-term
investment
option.

VIP III Growth & Income
   Seeks high
total return,
combining
current income
and capital
appreciation.
Invests mainly
in stocks that
pay current
dividends and
show potential
for capital
appreciation. earnings
potential.

VIP III Balanced
   Seeks both
income and
growth of
capital. When
FMR's outlook
is neutral, it
will invest
approximately
60% of the
fund's assets
in equity
securities and
will always
invest at least
25% of the
fund's assets
in fixed-income
senior
securities. Seeks to balance
the growth
potential of
stocks with the
possible income
cushion of
bonds.  Invests
in broad
selection of
stocks, bonds
and convertible
securities.

VIP III Growth Opportunities
   Seeks capital
growth by
investing
primarily in
common stocks.
Although the
fund invests
primarily in
common stocks,
it has the
ability to
purchase other
securities,
including
bonds, which
may be lower-
quality debt
securities. Seeks long-term
growth of
capital.
Invests primarily in
common stocks
and securities
convertible
into common
stocks, but it
has the ability
to purchase
other securities such
as preferred
stocks and
bonds that may
produce capital
growth.

American Century VP Capital  Appreciation
Seeks capital
growth by
investing
primarily in
common stocks
that management
considers to
have better-
than-average
prospects for
appreciation.

American Century VP Value
Seeks long-term
capital growth
with income as
a secondary
objective.
Invests
primarily in
equity
securities of
well-established
companies that
management
believes to be
under-valued.

American  Century VP Balanced
Seeks capital
growth and
current income.
Invests
approximately
60 percent of
its assets in
common stocks
that management
considers to
have better
than average
potential for
appreciation
and the rest in
fixed income
securities.

American Century VP International
Seeks capital
growth by
investing
primarily in
securities of
foreign
companies that
management
believes to
have potential
for appreciation.

American Century VP Income & Growth
Seeks dividend
growth, current
income and
capital appreciation.
The Portfolio
will seek to
achieve its
investment
objective by
investing in
common stocks.

MFS VIT Emerging Growth
Seeks to
provide long-
term growth of
capital.
Dividend and
interest income
from portfolio
securities, if
any, is
incidental to
the Series'
investment
objective of
long-term
growth capital.

MFS VIT Research
Seeks to
provide long-
term growth of
capital and
future income.

MFS VIT Growth with Income
Seeks to
provide
reasonable
current income
and long-term
growth of
capital and
income.

MFS VIT New Discovery
Seeks capital
appreciation.

Lord, Abbett VC   C     Growth and Income
Seeks long-term
growth of
capital and
income without
excessive
fluctuation in
market value.

Fidelity Management & Research Company manages the VIP, VIP II and VIP III portfolios.  American Century Investment
Management, Inc. manages the American Century VP portfolios.
   MFS(r) Massachusetts Financial Services Company manages the MFS
Variable Insurance Trusts.  Lord, Abbett & Co.Company     manages
the Lord Abbett Series Fund, Inc.

The Funds sell their shares to Separate Accounts of various insurance companies to support both variable life insurance and variable annuity contracts, and to qualified retirement plans. We currently do not foresee any disadvantages to our contract owners arising from this use of the Funds for mixed and shared funding. The Funds will monitor for possible conflicts arising out of this practice. If any such conflict or disadvantage does arise, we and/or the applicable Fund may take appropriate action to protect your interests.

The Fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager.

Nevertheless, the investment performance and results of any of the Funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.

We Own The Assets Of Our Separate Account

We own the assets of our Separate Account and use them to support your contract and other variable annuity contracts. We may permit charges owed to us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account. These accumulated amounts belong to us and we may transfer them from the Separate Account to our General Account. The assets in the Separate Account may not be charged with liabilities arising out of our other business. The obligations under the contracts are our obligations. The income, gains and losses (realized and unrealized) of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Our Right To Change How We Operate Our Separate Account
We have the right to modify how we operate Separate Account C.
In making any changes, we may not seek approval of contract owners (unless approval is required by law). We have the right to:

 add investment divisions to, or remove investment divisions from our Separate Account;
 combine two or more divisions within our Separate Account; withdraw assets relating to our variable annuities from one investment division and put them into another;
 eliminate a portfolio's shares and substitute shares of another portfolio of the Funds or another open-end, registered investment company. This may happen if the portfolio's shares are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of Separate Account C's purposes;
 end the registration of our Separate Account under the Investment Company Act of 1940;
 operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of "interested persons" of Midland under the Investment Company Act of 1940);
 disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities, or otherwise pursuant to insurance law or regulation); and
 operate our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows us to make direct investments. In addition, we may disapprove any change in investment advisers or investment policies unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of any investment division, then you will be notified. We may, for example, cause the investment division to invest in a mutual fund other than or in addition to the current portfolios.

You may want to transfer the amount in that investment division as a result of changes we have made.

If you wish to transfer the amount you have in that investment division to another division of our Separate Account, or to our General Account, then you may do so, without charge, by writing to our home office. At the same time, you may also change how your premiums are allocated.

DETAILED INFORMATION ABOUT THE CONTRACT


Requirements for Issuance of a Contract

To buy a contract, you must send us an application form and an initial premium payment of at least $2,000. If you enroll in a bank draft investment program or payroll deduction plan for a qualified contract and the monthly premium is at least $100, then the initial premium amount can be lower. This sale must take place through a representative who is licensed and
registered to sell the contract.     Once we accept your
application, you willYou will then      be issued a contract that
sets forth precisely your rights and our obligations.
Additional premium payments, of at least $50, may then be made by check or money order payable to Midland and mailed to the home office.

If your application is complete, then we will accept or reject it within two business days of receipt. If the application is incomplete, then we will attempt to complete it within five business days. If it is not complete at the end of this period, then we will inform you of the reason for the delay and the premium payment will be returned immediately. Note that you may specifically consent to us keeping the premium payment until the application is complete. Your initial premium payment will be allocated to the VIP Money Market Investment Division as of the business day we receive it or we accept your application, whichever is later. Each premium received after the "Free Look" period will be allocated to our Separate Account or General Account on the day of receipt.

Free Look

You have a 10-day Free Look period after you receive your contract. You may review it and decide whether to keep it or cancel it. If you want to cancel the contract, then you must return it to the agent who sold it to you or to our home office. If you cancel your contract, then we will return the greater of:
(1) the premium paid, or
(2) the contract value plus the sum of all charges deducted from the contract value.

The length of the Free Look period may vary in certain states in compliance with specific regulations and legal requirements.

Allocation of Premiums

We allocate your entire contract value to the VIP Money Market Investment Division during the "Free Look" period. You will specify your desired premium allocation on the contract's application form. Your instructions in your application will dictate how to allocate your contract value at the end of the
Free Look period (which is administratively assumed to be 15 days after the contract date for reallocation purposes).
Allocation percentages may be any whole number (from    010     to
100) and the sum must equal 100. The allocation instructions in your application will apply to all other premiums you pay, unless you change subsequent premium allocations by providing us with written instructions. You may not allocate your contract value to more than 10 investment divisions of our Separate Account at any point in time. In certain states, allocations to and transfers to and from the General Account are not permitted.

Changing Your Premium Allocation Percentages

You may change the allocation percentages of your premiums by writing to our home office and telling us what changes you wish to make. These changes will affect transactions as of the date we receive your request at our home office. While the Dollar Cost Averaging program is in effect, the allocation percentages that apply to any premiums received will be the DCA allocation percentages unless you specify otherwise. (See "Dollar Cost Averaging" on page 17).

Transfers of Contract Value

You may transfer amounts among the investment divisions and between the General Account and any investment division. Write to our home office to make a transfer of contract value. Currently, you may make an unlimited number of transfers of contract value in each contract year. But we reserve the right
to assess a $25 charge after the    12th15th     transfer in a
contract year.

The transfer takes effect on the date we receive your request. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum. For limitations on transfers to and from the General Account, see "The General Account" on page 23.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables you to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. This program may reduce the impact of market fluctuations by allocating monthly, as opposed to allocating the total amount at one time. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request forms and there must be a sufficient amount in the DCA source account. DCA is only available if the amount in the DCA source account is at least $2,400 at the time DCA is to begin. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. Copies of the DCA request form can be obtained by contacting us at our home office. The election will specify:
1) The DCA source account from which transfers will be made,
2) That any money received with the form is to be placed into the DCA source account,
3) The total monthly amount to be transferred to the other investment divisions, and
4) How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payment you intend to apply to DCA.

Once you elect DCA, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then DCA will start at the beginning of the second contract month. If it is requested after issue, then DCA will start at the beginning of the first contract month which occurs at least 30 days after the day the request is received.

DCA will last until the value in the DCA source account falls below the allowable limit or until we receive your written termination request. DCA automatically terminates on the maturity date.

We reserve the right to end the DCA program by sending you one month's notice.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows contract owners, who are not Dollar Cost Averaging, to reset the percentage of contract value allocated to each investment division to a pre-set level. (For example, an owner may specify 30% in the VIP Growth Investment Division, 40% in the VIP High Income Investment Division and 30% in the VIP II Overseas Investment Division.) If you elect this option, then at each contract anniversary We will transfer the amounts needed to "rebalance" the contract value to your specified percentages. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with the Portfolio Rebalancing option, the contract value may only be allocated to up to 10 investment divisions. We reserve the right to end the Portfolio Rebalancing option by
sending you one month's notice.    The transfer restrictions
regarding the General Account are not applicable to the
Portfolio Rebalancing option.      However, you can not change the
election allocated to the General Account by more than 10% at any one time. Contact us at our home office to elect the Portfolio Rebalancing option.

Systematic Withdrawals

The Systematic Withdrawal feature allows you to have a portion of the contract value withdrawn automatically.  Under this
feature, you may elect to receive preauthorized scheduled
partial withdrawals. These payments can be made only while the annuitant is living, before the maturity date, and after the
Free Look period.  You may elect this option by sending a
properly completed Preauthorized Systematic Withdrawal Request
Form to our home office.  You   maymust     designate the systematic
withdrawal amount    orand     the period for systematic withdrawal
payments. You will also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. See your contract for details on systematic withdrawal options and when each begins.

Each systematic withdrawal is made at the end of the scheduled business day. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, then the withdrawal will be processed on the next business day. You should designate the investment(s) from which the withdrawals should be made. Otherwise, the deduction caused by the systematic withdrawal will be allocated proportionately to your contract value in the investment divisions and the General Account.

You can stop or modify the systematic withdrawals by sending us a written request, with at least 30 days notice. A proper written request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable. Systematic withdrawals [over a fixed period] or over the
annuitant's life expectancy cannot be changed.    (Depending on
the state your policy was issued, you may be allowed to make the change.)

Each systematic withdrawal must be at least $100. We reserve the right to change the required minimum systematic withdrawal amount. Upon payment, we reduce the contract value by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge. (See "Sales Charges on Withdrawals" on page 23.) The contingent deferred sales charge applies to systematic withdrawals in the same manner as it applies to other withdrawals.

However, systematic withdrawals taken to satisfy IRS required minimum withdrawals and paid under a life expectancy option will not be subject to a contingent deferred sales charge. Any systematic withdrawal that equals or exceeds the cash surrender value will be treated as a complete withdrawal. In no event will payment of a systematic withdrawal exceed the cash surrender value. The contract will automatically terminate if a systematic withdrawal causes the contract's cash surrender value to equal zero.

Systematic withdrawals generally are included in the contract owner's gross income for tax purposes in the year in which the withdrawal occurs, and may be subject to a penalty tax of 10% before age 59-1/2. (See "Taxation of Annuities in General" on page 26.) Additional terms and conditions for the systematic withdrawal program are set forth in your contract and in the application for the program.

Withdrawals

You may withdraw all or part of your cash surrender value by sending us a written request. (Withdrawals may be restricted by a retirement arrangement under which you are covered.) Partial withdrawals from an investment division or the General Account, however, must be made in amounts of $500 or more (except for Systematic withdrawals described above) and cannot reduce your contract value to less than $1,000. If a withdrawal results in less than $1,000 remaining, then the entire contract value must be withdrawn.

Any applicable contingent deferred sales charge and any required tax withholding will be deducted from the amount paid.
In addition, upon full withdrawal a contract maintenance charge is also subtracted.

We will generally pay the withdrawal amount from the Separate Account within seven days after we receive a properly completed withdrawal request. We may defer payment for a longer period only when:
 trading on the New York Stock Exchange is restricted as defined by the SEC;
 the New York Stock Exchange is closed (other than customary weekend and holiday closing);
 an emergency exists as defined by the SEC as a result of which disposal of the Separate Account's securities or determination of the net asset value of each investment division is not reasonably practicable; or
 for such other periods as the SEC may by order permit for the protection of owners.

We expect to pay the withdrawal amount from the General Account promptly, but we have the right to delay payment for up to six months.

Unless you specify otherwise, your withdrawal will be allocated among all investment divisions and the General Account in the same proportion as your contract value bears to each investment division and the General Account. This allocation is subject to minimum amount requirements. The contingent deferred sales charge will be determined without reference to the source of the withdrawal. The charge will be based on the length of time between premium payments and withdrawals. (See "CHARGES, FEES AND DEDUCTIONS" on page 23.)

A withdrawal will generally have Federal income tax consequences that can include tax penalties and tax withholding. You should consult your tax advisor before making a withdrawal. (See "FEDERAL TAX STATUS" on page 25.)
Under certain types of retirement arrangements, the Retirement Equity Act of 1984 provides that, in the case of a married participant, a withdrawal request must include the consent of the participant's spouse. This consent must contain the participant's signature and the notarized or properly witnessed signature of the participant's spouse. These spousal consent requirements generally apply to married participants in most qualified pension plans, including plans for self-employed individuals and the Section 403(b) annuities that are considered employee pension benefit plans under the Employee Retirement Income Security Act of 1974 (ERISA). You should check the terms of your retirement plan and consult with a tax advisor before making a withdrawal.

Participants in the Texas Optional Retirement Program may not make a withdrawal from a contract (including withdrawals to establish an annuity) prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death, or total disability. Such proceeds may, however, be used to fund another eligible vehicle. Withdrawals from Section 403(b) plans are also severely restricted. (See "FEDERAL TAX STATUS" on page 25.)

Loans

Prior to the maturity date, owners of contracts issued in connection with Section 403(b) or Section 401 (k) qualified plans may request a loan using the contract as security for the loan. Loans are subject to provisions of the Internal Revenue Code and the terms of the retirement program. You should consult a tax advisor before requesting a loan.

Only one loan can be made within a 12 month period. The loan amount must be at least $2,000 and must not exceed the contract value minus any applicable contingent deferred sales charge minus any outstanding prior loans minus loan interest to the end of the next contract year.

The portion of the contract value that is equal to the loan amount will be held in the General Account and will earn interest at a rate of 3% per year. When a loan is requested, you should tell us how much of the loan you want taken from your unloaned amount in the General Account or from the Separate Account investment divisions. If you do not tell us how to allocate your loan, then it will be allocated among all investment divisions and the General Account in the same proportion as the value of your interest in each division bears to your total contract value. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division.

We charge interest on loans at the rate of 5% per year. Loan interest is due on each contract anniversary. Unpaid interest will be added to the loan and accrue interest. If the total loan plus loan interest equals or exceeds the contract value minus any applicable contingent deferred sales charge and withholding taxes, then the contract will terminate with no further value. In such case, we will give you at least 31 days written notice.

The total loan plus loan interest will be deducted from any amount applied under a payment option or otherwise payable under the contract.

The loan agreement will describe the amount, duration, and restrictions on the loan. In general, loans must be repaid in monthly or quarterly installments within 5 years. You are allowed a 30-day grace period from the installment due date. If a quarterly installment is not received within the grace period, then a deemed distribution of the entire amount of the outstanding loan principal, interest due, and any applicable charges under this contract, including any withdrawal charge, will be made. This deemed distribution may be subject to income and penalty tax under the Internal Revenue Code and may adversely affect the treatment of the contract under Internal Revenue Code section 403(b).

If the amount or duration of the loan violates Internal Revenue Code requirements, then you may be subject to income tax or a penalty. IRS authorities and the Department of Labor suggest that in certain circumstances a loan may result in adverse tax and ERISA consequences for Section 403(b) or Section 401 (k) programs.

A loan has a permanent effect on the contract value because the investment experience of the investment divisions will apply only to the unborrowed portion of the contract value. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the net investment results are greater than 3% while the loan is outstanding, then the contract value will not increase as rapidly as it would have if no debt were outstanding. If net investment results are below 3%, then the contract value will be higher than it would have been had no loan been outstanding.

Death Benefit

If the annuitant is an owner and dies before the maturity date, then the death benefit must be paid within 5 years of the annuitant's death (other than amounts payable to, or for the benefits of, the surviving spouse of the annuitant as the contingent owner). The value of the death benefit, as described below, will be determined on the business day following the date our home office receives:
(1) due proof of death and
(2) an election form of how the death benefit is to be paid. Unless a payment option is selected within 90 days after we receive due proof of death, the death benefit will be paid as a lump sum.

If the annuitant is not an owner and an owner dies before the
maturity date,    the contingent owner will become the owner. If
no contingent owner has been named or is living, ownership will pass to the owner's estate.then the contract value will be paid as of the date we receive due proof of death and an election
form of how the contract value is to be paid.      If the spouse is
named as the contingent owner, then the contract will continue with the spouse now being the owner. If the surviving spouse has not been named as the contingent owner, then the contract ends and the contract value (not the death benefit) must be paid out within 5 years of the owner's death.

If an owner dies on or after the maturity date, then any remaining amounts, other than amounts payable to, or for the benefit of, the owner's surviving spouse, must be paid at the same rate as the benefits were being paid at the time of the owner's death. Other rules relating to distributions at death apply to qualified contracts.

Death Benefit on the Annuitant's Death Prior to the Maturity
Date

The death benefit is only paid on the annuitant's death prior to the maturity date (not on the death of the owner unless the owner is also the annuitant). Any loan amount and loan accrued interest outstanding will reduce the death benefit proceeds. (See "Loans" on page 20.) The death benefit paid to the beneficiary will be the greater of:
(a) The current contract value. For this purpose, the current contract value is the value on the business day following the date we receive at our home office the latest of:
(1) due proof of death and
(2) An election form of how the death proceeds are to be paid (or 90 days after we receive due proof of death, if no election form is received), or
(b) 100% of the total premium payments made to your contract, reduced by any prior withdrawals, or
(c) The guaranteed minimum death benefit as defined below.

Guaranteed Minimum Death Benefit    (GMDB)

In general, the guaranteed minimum death benefit is the highest
contract value on any contract anniversary    prior to death and
prior to age 81, adjusted for any withdrawals (see the following example for how withdrawals impact the guaranteed minimum death benefit).

The guaranteed minimum death benefit is zero upon issuance of the contract. The guaranteed minimum death benefit is recalculated on the first contract anniversary and every year thereafter, until the contract anniversary immediately
preceding the     earlier of the annuitant's date of death or the
annuitant's 81st birthday. The purpose of the recalculation is to give you the benefit of any positive investment experience under your contract. Your contract's investment experience can cause the guaranteed minimum death benefit to increase on the recalculation date, but cannot cause it to decrease. The guaranteed minimum death benefit determined on a recalculation date is the larger of:
a) The guaranteed minimum death benefit that applied to your contract immediately prior to the recalculation date, or
b) The contract value on the date of the recalculation.

The new guaranteed minimum death benefit applies to your
contract until the next contract anniversary, or until you make a premium payment or withdrawal.  Any subsequent premium
payments will immediately increase your guaranteed minimum
death benefit by the amount of the premium payment.  Any
partial withdrawal will immediately decrease your guaranteed minimum death benefit by the percentage of the contract value
being withdrawn.    (The decrease in GMDBThis     could be more or
less than the dollar amount withdrawn.)

Example: Assume that a contract is issued with a $10,000 premium on 5/1/1998 to an owner at attained age 55. No further premiums are made and no withdrawals are made during the first year. Assume that on the contract anniversary on 5/1/1999 the contract value is $12,000. The guaranteed minimum death benefit is reset on 5/1/1999 to $12,000.

Assume that the contract value increases to $15,000 on 5/1/2000 and decreases to $13,000 on 5/1/2001. The guaranteed minimum death benefit on 5/1/2001 is $15,000.

Assume that by 7/1/2001, the contract value increases to $14,000 and you request a partial withdrawal of $2,800 or 20% of your contract value on that date. The guaranteed minimum death benefit immediately following the partial withdrawal is $12,000 = [$15,000 - .20($15,000)]. (In this example, the contingent deferred sales charge would be taken out of the $2,800 withdrawn.)

Assume that on 9/1/2001 the contract value decreases to $8,000.
The guaranteed minimum death benefit remains at $12,000 and the death proceeds payable on 9/1/2001 are $12,000.

Your Contract Value

Your contract value is the sum of your amounts in the various investment divisions and in the General Account (including any amount in our General Account securing a contract loan). Your contract value reflects various charges. Transaction and sales charges are made on the effective date of the transaction. Charges against our Separate Account are reflected daily.
We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract value for amounts allocated to the investment divisions of our Separate Account. You bear the investment risk. An investment division's performance will cause your contract value to go up or down.

Amounts In Our Separate Account

The amount you have in each division is represented by the value of the accumulation units credited to your contract value for that division. The value you have in an investment division is the accumulation unit value times the number of accumulation units credited to you. Amounts allocated, transferred or added to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when you allocate premiums, or transfer amounts to that division. Accumulation units are sold or redeemed when you make withdrawals or transfer amounts from an investment division, and to pay the death benefit when the annuitant dies. We also redeem units to pay for certain charges.

We calculate the number of accumulation units purchased or redeemed in an investment division by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The number of accumulation units credited to you will not vary because of changes in accumulation unit values.

The accumulation units of each investment division have different accumulation unit values. We determine accumulation unit values for the investment divisions at the end of each business day. If the New York Stock Exchange is not open that day, then the transaction will be processed on the next business day. The accumulation unit value for each investment division is initially set at $10.00. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the Funds. They reflect investment income, the portfolios' realized and unrealized capital gains and losses, and the Funds' expenses. The accumulation unit values also reflect the daily asset charge we make to our Separate Account at an effective annual rate of 1.40%. Additional information on the accumulation unit values is contained in the Statement of Additional Information.

The General Account

You may allocate some or all of your contract value to the General Account, subject to certain limitations described below. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports our insurance and annuity obligations.
Certain states do not permit allocations and transfers to and from the General Account. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus which relate to the General Account.

You may accumulate amounts in the General Account by:
allocating premiums,
 transferring amounts from the investment divisions, or
 earning interest on amounts you already have in the General
Account.

Transfers, withdrawals and allocated deductions reduce this amount. $250,000 is the maximum amount that, over the contract's life, you can allocate to the General Account through allocating premiums and net transfers (amounts transferred in minus amounts transferred out).

We pay interest on all your amounts in the General Account.
The annual interest rate has a minimum guarantee of 3.0%. We may, at our sole discretion, credit interest in excess of 3.0%. You assume the risk that interest credited may not exceed 3.0%. Currently, we intend to guarantee the interest rate for one year periods, starting at the beginning of each calendar year. Interest is compounded daily at an effective annual rate that equals the annual rate we declare.

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. However, only 2 transfers are allowed from the General Account per contract year. The total amount transferred from the General Account in any contract year is limited to the larger of:
1. the amount in the General Account at the beginning of the contract year, or
2.    $25,000$1,000

   These limits do no apply to transfers made in a Dollar Cost
Averaging or portfolio rebalancing program that occurs over a time period of 12 or more months.

CHARGES, FEES AND DEDUCTIONS

Sales Charges on Withdrawals

A contingent deferred sales charge may be imposed on a withdrawal of premiums (including a withdrawal to effect an annuity and on Systematic Withdrawals). This charge partially reimburses us for the selling and distributing costs of this contract. These include commissions and the costs of preparing sales literature and printing prospectuses. If the contingent deferred sales charge is insufficient to cover all distribution expenses, then the deficiency will be met from our surplus that may be, in part, derived from the charges for the assumption of mortality and expense risks (described below). For the purpose of determining the contingent deferred sales charge, any amount that you withdraw will be treated as being from premiums first, and then from investment income. There is no sales charge on the investment income withdrawn.

The length of time between each premium payment and withdrawal determines the amount of the contingent deferred sales charge.
Premium payments are considered withdrawn in the order that they were received.

The charge is a percentage of the premiums withdrawn and
equals:
                   Length of Time from      Contingent
                   Premium Payment          Deferred Sales
                   (Number of Years)        Charge
                   0-1                      8%
                   1-2                      8%
                   2-3                      7%
                   3-4                      7%
                   4-5                      6%
                   5-6                      5%
                   6-7                      4%
                   7-8                      2%
                   8+                       0%

We will waive the contingent deferred sales charge on either a full or partial surrender after the first contract anniversary, if:
(a) written proof is given to us at our home office that the owner is confined in a state licensed inpatient nursing facility for a total of 90 days, provided we receive your withdrawal request within 90 days after discharge from such facilities; or
(b) A licensed physician provides a written statement to us that the owner is expected to die within the next 12 months due to a non-correctable medical condition. The licensed physician cannot be the owner or part of the owner's immediate family.

This waiver is subject to approval of state insurance authorities.

If you make a full surrender after the contract has been in force for 3 years, and use the proceeds to purchase a life income annuity option from us, then we will waive the contingent deferred sales charge.

Amounts withdrawn under the contract to comply with IRS minimum distribution rules and paid under a life expectancy option will not be subject to a contingent deferred sales charge. Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the Free Withdrawal Amount.

Free Withdrawal Amount

You may withdraw 10% of the total premiums paid without incurring a contingent deferred sales charge. The value of 10% of the total premiums paid is determined on the date of the requested withdrawal. The full 10% is available only if no other withdrawals have been taken in the prior 12 month period. Any withdrawal taken within the last 12 months will reduce the amount that can be taken without incurring a contingent deferred sales charge. No more than 10% of premiums paid will be available in any 12 month period without incurring a contingent deferred sales charge.

Administrative Charge

We charge for our administrative expenses in operating the Separate Account at an effective annual rate of 0.15% of the value of the assets in the Separate Account. The investment divisions' accumulation unit values reflect this charge. We cannot increase this charge.

Mortality and Expense Risk Charge

We charge for mortality and expense risks at an effective annual rate of 1.25% of the value of the assets in the Separate Account. The investment divisions' accumulation unit values reflect this charge. We cannot increase this charge. We expect to profit from this charge.

Contract Maintenance Charge

We deduct a contract maintenance charge of $35 on each contract anniversary on or before the maturity date. We waive this charge if your contract value is $50,000 or more on the contract anniversary. This charge is for our recordkeeping and other expenses incurred in maintaining the contracts. We deduct this charge from each investment division and the General Account in the same proportion as the value of your interest in each has to the total contract value. If the contract is surrendered during a contract year and the contract value is less than $50,000, then we will deduct the full contract maintenance charge for the current contract year at that time.

We may reduce the contract maintenance charge for contracts issued in a manner that results in a savings of administrative expenses. The amount of reductions will be considered on a case-by-case basis and reflect our expected reductions in administrative expenses.

Transfer Charge

Currently, we do not charge you for making transfers of
contract value among investment divisions.  We reserve the
right to assess a $25 charge after the    12th15th     transfer in a
contract year.

If we charge you for making a transfer, then we will allocate the charge to the investment divisions from which the transfer is being made. For example, if the transfer is made from two investment divisions, then a $12.50 transfer charge will be allocated to each of the investment divisions. All transfers included in one transfer request count as only one transfer for purposes of any fee.

Charges In The Funds

The Funds charge their portfolios for managing investments and providing services. The portfolios may also pay operating expenses. Each portfolios' charges and expenses vary.
See the Funds' prospectuses for more information. Also see the "FEE TABLE" on page 7.

FEDERAL TAX STATUS

Introduction

The following discussion is general and is not intended as tax advice.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract.
Any person concerned about these tax implications should consult a competent tax advisor before making a premium payment. This discussion is based upon Midland's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The qualified contracts are designed for use by individuals in connection with retirement plans which are intended to qualify for special income tax treatment under Sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code (the "Code"). The ultimate effect of Federal income taxes on the contributions, contract value, on annuity payments and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified contract in connection with a tax qualified plan in order to receive favorable tax treatment. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan and/or to the participant may result if this contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the contract. With respect to qualified contracts an endorsement of the contract and/or limitations or penalties imposed by the Internal Revenue Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the contracts. Some retirement plans are subject to distribution and other requirements that are not incorporated into our contract administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.
Therefore, purchasers of qualified contracts should seek competent legal and tax advice regarding the suitability of the contract for their situation, the applicable requirements and the tax treatment of the rights and benefits of a contract.
The following discussion assumes the qualified contracts are purchased in connection with retirement plans that qualify for special Federal income tax treatment described above.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (Treasury Department), adequately diversified. Disqualification of the contract as an annuity contract would result in imposition of Federal income tax to the contract owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. We intend that all Funds underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

In certain circumstances, owners of variable contracts may be considered the owners, for Federal income tax purposes, of the assets of the Separate Account used to support their contracts. In those circumstances, income and gains from the Separate Account assets would be included in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of Separate Account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations, "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policy-owners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of Separate Account assets. For example, the owner has additional flexibility in allocating premium payments and contract values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings that the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Taxation of Annuities in General

Nonqualified Policies.

The following discussion assumes that the contract will qualify as an annuity contract for Federal income tax purposes.
"Investment in the Contract" refers to premiums paid minus any prior withdrawals of premiums where prior withdrawals are treated as being earnings first.

Section 72 of the Code governs taxation of annuities in general. We believe that the owner generally is not taxed on increases in contract value until distribution occurs either in the form of a lump sum received by withdrawing all or part of the contract value (i.e., "withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of a contract who is not a natural person must include in income any increase in the excess of the owner's contract value over the owner's Investment in the Contract during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule that you may wish to discuss with your tax counsel. The following discussion applies to contracts owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value generally will be treated as a distribution.

Generally, in the case of a withdrawal under a nonqualified contract, amounts received are first treated as taxable income to the extent that the contract value immediately before the withdrawal exceeds the Investment in the Contract at that time. Any additional amount is not taxable.

Although the tax consequences may vary depending on the annuity income option elected under the in general, only the portion of the annuity payment that represents the amount by which the contract value exceeds the Investment in the Contract will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the Investment in the Contract bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. For variable annuity payments, in general, a specific dollar amount of each payment is not taxed. The dollar amount is determined by dividing the Investment in the Contract by the total number of expected periodic payments. The remainder of each annuity payment is taxable.

Any distribution (as either fixed or variable payments) received after you have recovered the investment in the contract will be fully taxable.

Amounts may be distributed from a contract because of the death of the owner or an annuitant. Generally, such amounts are included in the income of the recipient as follows:
(1) if distributed in a lump sum, they are taxed in the same manner as a withdrawal from the contract; or
(2) if distributed under a payment option, they are taxed in the same way as annuity payments.

For these purposes, the Investment in the contract is not affected by an owner's or annuitant's death. That is, the Investment in the Contract remains the amount of any premiums paid which were not excluded from gross income.

In the case of a distribution pursuant to a nonqualified contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:
(1) made on or after the date on which the owner is actual age
59-1/2,
(2) made as a result of death or disability of the owner, or
(3) received in substantially equal payments as a life annuity (subject to special "recapture" rules if the series of payments is subsequently modified).

Other tax penalties may apply to certain distributions under a Qualified Contract.

Possible Changes in Taxation. In past years, legislation has been proposed from time to time that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change.)

Transfers, Assignments or Exchanges of a Contract. A transfer of a contract's ownership, the designation of an annuitant, payee or other beneficiary who is not also the owner, the selection of certain maturity dates or the exchange of a contract may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such transfer, assignment or exchange of a contract should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Multiple Contracts

All nonqualified deferred annuity contracts entered into after October 12, 1988 that are issued by the same insurance company (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in gross income under Code Section 72(a). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of
Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a contract owner should consult a competent tax advisor before purchasing more than one annuity contract.

Qualified Policies

The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a contract purchased in connection with these plans, only the portion of the payment in excess of the Investment in the Contract allocated to that payment is subject to tax. The Investment in the Contract equals the portion of premiums invested in the contract that were not excluded from your gross income, and may be zero. In general, for allowed withdrawals, a ratable portion of the amount received is taxable, based on the ratio of the Investment in the Contract to the total contract value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the Investment in the Contract. The taxable portion of annuity payments is generally determined under the same rules applicable to nonqualified contracts. However, special favorable tax treatment may be available for certain distributions (including lump sum distributions). Adverse tax consequences may result from distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in certain other circumstances. For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which you (or the plan participant) (i) reach age 70 1/2 or (ii) retire, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which you (or the plan participant) reach age 70 1/2. For IRAs described in
Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which you (or the plan participant) reach age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to your death.

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A Qualified Contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. Code section 403(b)(11) restricts the distribution under Code
section 403(b) annuity contracts of:
(1) elective contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and
(3) earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, or hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Code sections 219 and 408 permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees.

Code section 401(a) allows employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or to both may result if this contract is assigned or transferred to any individual as a means to provide benefit payments.

Our Income Taxes

The operations of our Separate Account are included in our Federal income tax return and we pay no tax on investment income and capital gains reflected in variable annuity contract reserves. However, the 1990 Tax Act requires a negative reserve, based on premiums, to be established. This reserve will cause our taxable income to increase. We reserve the right to charge the Separate Account for this and any other such taxes in the future if the tax law changes and We incur additional Federal income taxes which are attributable to our Separate Account. This charge will be set aside as a provision for taxes which we will keep in the investment divisions rather than in our General Account. We anticipate that owners would benefit from any investment earnings that are not needed to maintain this provision.

We may have to pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At present, these taxes are not substantial. If they increase, however, then charges may be made for such taxes when they are attributable to our Separate Account.

Withholding

Distributions from contracts generally are subject to withholding for your Federal income tax liability. The withholding rate varies according to the type of distribution and your tax status. You will be provided the opportunity to elect not to have tax withheld from distributions.
"Eligible rollover distributions" from section 401(a) plans and 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. If you choose a "direct rollover" from the plan to another tax-qualified plan or IRA, then the 20% withholding does not apply.

The Interest and Dividend Tax Compliance Act of 1983 requires recipients, including those who have elected out of withholding, to supply their Taxpayer Identification Number (Social Security Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and will subject the distribution to the withholding requirements of the law described above.

MATURITY DATE

The maturity date is the contract anniversary nearest the annuitant's attained age 90 (unless restricted by the laws of the state in which this contract is delivered)). You may elect a different maturity date by sending a written request to us at least 31 days before the requested new maturity date. The requested maturity date must be a contract anniversary. The requested maturity date cannot be later than the annuitant's attained age 90 and cannot be earlier than the 10th contract anniversary. For qualified contracts the requested maturity date cannot be earlier than the annuitant attained age 59-1/2. If you have not previously specified otherwise and have not elected certain systematic withdrawal options, then on the maturity date you may:
1. take the cash surrender value (in some states, the contract value) in one lump sum, or
2. convert the contract value into an annuity payable to the annuitant under one or more of the payment options described below.

SELECTING AN ANNUITY OPTION

You may apply the proceeds of a withdrawal to effect an annuity. Unless you choose otherwise, the amount of the proceeds from the General Account will be applied to a 10 year certain and life fixed payout and the amount of the proceeds from the Separate Account will be applied to a 10 year certain and life variable payout. The first monthly annuity payment will be made within one month after the maturity date. Variable payment options are not available in certain states. Currently, the payment options are only available if the proceeds applied are $1,000 or more and the first periodic payment will be at least $20.

The payee's actual age will affect each payment amount for annuity income options involving life income. The amount of each annuity payment to older payees will be greater than for younger payees because payments to older payees are expected to be fewer in number. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.

The payee or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

Payment options will be subject to our rules at the time of selection. We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary or an assignee. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You choose a payment option when you apply for a contract and may change it by writing to our home office.

Fixed Options

Payments under the fixed options are not affected by the investment experience of any investment division. The value as of the maturity date will be applied to the fixed option selected. Thereafter, interest or payments are fixed according to the options chosen. The following fixed options are available:
1. Deposit Option: The money will stay on deposit with us for a period that we agree upon. You will receive interest on the money at a declared interest rate.
2. Installment Options: There are two ways that we pay installments:
(a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
(b) Fixed Amount: We will pay the sum in installments in an amount that we agree upon. We will continue to pay the installments until we pay the original amount, together with any interest you have earned.
3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 3 ways to receive the income. We will guarantee payments for:
(a) at least 10 years (called "10 Years Certain and Life");
(b) at least 20 years (called "20 Years Certain and Life");
or
(c) payment only for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, then only one payment will be made.
4. Other: You may ask us to apply the money under any option that we make available at the time the benefit is paid.
We guarantee interest under the fixed options at a rate of 2.75% a year. We may also credit interest under the fixed deposit options at a rate that is above the 2.75% guaranteed rate.

Variable Options

Payments under the variable options will vary in amount depending on the investment experience of the investment divisions. Variable payment options are not available in certain states.

The annuity tables contained in the contract are based on a 5% (five percent) assumed investment rate. This is a fulcrum rate around which variable annuity payments will fluctuate to reflect whether the investment experience of the investment divisions is better or worse than the assumed investment rate. If the actual investment experience exceeds the assumed investment rate, then the payment will increase. Conversely, if the actual investment experience is less than the assumed investment rate, then payments will decrease.

We determine the amount of the first monthly variable payment by applying the value in each investment division (as of a date not more than 10 business days prior to the maturity date) to the appropriate rate (from the annuity tables in the contract) for the payout options selected using the payee's age and sex (where permissible). The amount of the first payment will then be used to determine the number of annuity units for each investment division. The number of annuity units is used to determine the amount of subsequent variable payments.
The annuity unit value for each investment division will be set at $10 on the first day there are contract transactions in our Separate Account. Thereafter the annuity unit value will vary with the investment experience of the investment division and will reflect the daily asset charge we make at an effective annual rate of 1.40%. The annuity unit value will increase if the net investment experience (investment experience minus the asset charge) is greater than the 5% assumed investment rate. The annuity unit value will decrease if the net investment experience is less than the 5% assumed investment rate.
The amount of each subsequent variable payment will be determined for each investment division by multiplying the number of annuity units by the annuity unit value.
Additional information on the variable annuity payments is contained in the Statement of Additional Information that can be obtained by writing to our home office.

The following variable options are available:
1. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 3 ways to receive the income. We will guarantee payments for:
(a) at least 10 years (called "10 Years Certain and Life");
(b) at least 20 years (called "20 Years Certain and Life");
or
(c) payment only for life. With a life only payment option, payments will only be made as long as the annuitant is alive. Therefore, if the payee dies after the first payment, only one payment will be made.
2. Other: You may ask us to apply the money under any option that we make available at the time the benefit is paid.

Transfers after the Maturity Date

After the maturity date, one transfer per contract year may be made among the investment divisions. The transfer will take effect as of the date we receive your request. The transfer request must be received at least 10 business days before the due date of the first annuity payment to which the change will apply. Transfers after the annuity payments have started will be based on the annuity unit values. There will be no transfer charge for this transfer. No transfers are allowed from a fixed annuity option to a variable annuity option or vice versa.

ADDITIONAL INFORMATION

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company." We were reincorporated as a stock life insurance company, in 1909. Our name "Midland" was adopted in 1925. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico. Our address is:
Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193
(605) 335-5700

Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Your Voting Rights As an Owner

Fund Voting Rights

We invest the assets of our Separate Account divisions in shares of the Funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
 to elect the Funds' Board of Directors,
 to ratify the selection of independent auditors for the Funds, on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and to change the investment objectives and policies.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares that are allocated to your contract. We will vote at shareholders meetings according to your instructions.

The Funds will determine how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions. The Funds are not required to hold a meeting in any given year.

If we do not receive instructions in time from all contract owners, then we will vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Fund shares that we alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict owner voting, then we may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the Fund portfolios in which your contract value has been invested. We determine your voting shares in each division by dividing the amount of your contract value allocated to that division by the net asset value of one share of the corresponding Fund portfolio. This is determined as of the record date set by the Fund's Board for the shareholders meeting. We count fractional shares.

If you have a voting interest, then we will send you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the Fund's adviser or the investment policies of its portfolios. We will advise you if we do.

Voting Privileges Of Participants In Other Companies
Other insurance companies own shares in the Funds to support their variable life insurance and variable annuity products.
We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Fund action, then we will see that appropriate action is taken to protect our contract owners. If we ever believe that any of the Funds' portfolios are so large as to materiality impair its investment performance, then we will examine other investment options.

Our Reports to Owners

Shortly after the end of each contract year, we will send you a report that shows your contract value, and
 any transactions involving your contract value that occurred during the year. Transactions include your premium allocations, transfers and withdrawals made in that year.

We will also send you semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.

Confirmation notices will be sent to you for transfers of amounts between investment divisions and certain other contract transactions.

Contract Periods, Anniversaries

We measure contract years, contract months and contract anniversaries from the contract date shown on your contract's information page. Each contract month begins on the same day in each contract month. The calendar days of 29, 30, and 31 are not used.

Dividends

We do not pay any dividends on the contract described in this prospectus.

Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners.
The performance information is based on the historical investment experience of the investment division and the portfolios and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in portfolio share price, the automatic reinvestment by the Separate Account of all distributions and the deduction of applicable charges (including any contingent deferred sales charges that would apply if you surrendered the contract at the end of the period indicated). Quotations of total return may also be shown that do not take into account certain contractual charges such as the contingent deferred sales charge. The total return percentage will be higher under this method than under the standard method described above.

A cumulative total return reflects performance over a stated period of time. If the performance had been constant over the entire period, then an average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return. Because average annual total returns tend to smooth out variations in an investment division's returns, you should recognize that they are not the same as actual year-by-year results.

Some investment divisions may also advertise yield. These measures reflect the income generated by an investment in the investment divisions over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent deferred sales charge. The standard quotations of yield reflect the contract maintenance charge.

The VIP Money Market investment division may advertise its current and effective yield. Current yield reflects the income generated by an investment in the investment division over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and the VIP High Income investment divisions may advertise a 30 day yield which reflects the income generated by an investment in the investment division over a 30 day period.

Midland may also advertise performance figures for the investment divisions based on the performance of a portfolio prior to the time the Separate Account commenced operations.

Your Beneficiary

You name your beneficiary in your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the annuitant's lifetime by writing to our home office. If no beneficiary is living when the annuitant dies, then we will pay the death benefit to the annuitant's estate.

Assigning Your Contract

You may assign your rights in this contract. You must send a copy of the assignment to our home office. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, withdrawals, or loans within seven days after receiving the required form(s) at our home office. Death benefits are determined as of the date we receive due proof of death and the election of how the death benefit is to be paid.

We may delay payment for one or more of the following reasons:
1) We cannot determine the amount of the payment because:
a) the New York Stock Exchange is closed,
b) trading in securities has been restricted by the SEC, or
c) the SEC has declared that an emergency exists,
2) the SEC by order permits us to delay payment to protect our owners, or
3) your premium checks have not cleared your bank.

We may defer payment of any withdrawal or surrender from the General Account, for up to 6 months after we receive your request.

Sales Agreements

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Walnut Street Securities (WSS), or broker-dealers who have entered into written sales agreements with WSS. WSS, the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.
The mailing address for WSS is:
670 Mason Ridge Center
Suite 300
St. Louis, Missouri 63141-8557

We will pay agents a commission of up to 6.5% of premiums paid. We may sell our contracts through broker-dealers registered with the SEC under the Securities Exchange Act of 1934 that enter into selling agreements with us. The commission for broker-dealers will be no more than that described above, except in the first year when we may pay 6.7% of premiums.

Regulation

We are regulated and supervised by the South Dakota Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell contracts.
This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations. We are also subject to various federal securities laws and regulations.

Year 2000 Compliance Issues

   The Year 2000 issue (Y2K) relates to the ability of computer systems to properly recognize a four-digit year code. Many computer systems only allowed for a two-digit year code and thus years such as 1998 were simply recognized as 98. Using a two-digit year code for the years 2000 and beyond could result in errors and miscalculations.

Midland National Life relies extensively on computer systems in its daily operations. Several years ago, we began implementing a Plan to modify all of our computer systems to properly recognize the year 2000. Our Y2K Plan focused on assuring compliance in the following areas: Information Technology ("IT") and non-information ("non-IT") hardware, operating systems, software applications and custom applications. We are in the process of the remediation and testing of other systems, including telephone, heating and cooling, mechanical and other equipment having embedded, date sensitive technology for Year 2000 compliance, In addition, we are reviewing the Year 2000 compliance status of our mission critical customers, vendors and service providers.

We have upgraded our mainframe computer hardware, systems software and applications software to address Y2K issues and we expect to complete compliance testing by June 30, 1999. Most of our systems run on the IBM mainframe computer platform, where future dated systems testing has been performed through December 31, 2000. We are in the process of updating and testing hardware and software running on personal computer (PC) platforms and expect to have any Y2K issues resolved by June 30, 1999.

Y2K issues have been handled primarily by our internal staff. We spent approximately $800,000 on the Year 2000 project through the end of 1998 and estimate additional expenditures of $250,000 for the balance of the project. Due to our early start in addressing Y2K issues, the number of other IT projects delayed due to Y2K has been very limited.

We are currently in the process of developing a Y2K Contingency Plan and will involve representatives from our IT and non-IT business units in the planning process. The Y2K Contingency Plan may include potential Y2K issues generated within our own Company and potential Y2K issues generated by third parties that have a mission critical business relationship with us. While we cannot guarantee that our computer systems nor those of the parties with which we conduct business will properly function once the year 2000 is reached, Midland National Life is committed to maintaining reliable computer systems which properly recognize the year 2000.

Midland National Life is in the process of updating its administrative systems to accommodate all Year 2000 issues. Midland does not anticipate any material financial impact in processing and completing the changes required to comply with the Year 2000 issues.

Discount for Midland Employees

Midland employees may receive a contribution to the contract of 65% of the first year commission that would normally have been paid on the employee's first year premiums. Midland will pay this contribution.

Legal Matters

The law firm of Sutherland Asbill & Brennan LLP, Washington,
DC, has provided advice regarding certain matters relating to federal securities laws. We are not involved in any material legal proceedings.

Experts

The financial statements of Midland National Life Separate
Account C and Midland National Life Insurance Company, included in the registration statement, have been audited by
PricewaterhouseCoopers LLPCoopers & Lybrand LLP,     independent
auditors, for the periods indicated in their report which
appears in the registration statement.  The address for
PricewaterhouseCoopers LLPCoopers & Lybrand LLP     is:
IBM Park Building
Suite 1300
650 Third Avenue South
Minneapolis, MN 55402-4333

The financial statements audited by    PricewaterhouseCoopers
LLPCoopers & Lybrand LLP     have been included in reliance on
their reports given upon their authority as experts in accounting and auditing.

Statement of Additional Information

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. This Statement of Additional Information can be acquired by checking the appropriate box on the application form, by writing our home office, or by calling the Statement of Additional Information Toll Free number at 1 800-272-1642. The following is the Table of Contents for the Statement of Additional Information:


TABLE OF CONTENTS
                                                                Page
THE CONTRACT
Non-Participation                                               3
Misstatement of Age or Sex                                      3
Proof of Existence and Age                                      3
Assignment                                                      3
Annuity Data                                                    3
Incontestability                                                3
Ownership                                                       3
Entire Contract                                                 3
Changes in the Contract                                         3
Protection of Benefits                                          3
Accumulation Unit Value                                         3
Annuity Payments                                                4
CALCULATION OF YIELDS AND TOTAL RETURNS
VIP Money Market Investment Division Yield Calculation          4
Other Investment Division Yield Calculations                    5
Standard Total Return Calculations Assuming Surrender           5
Other Performance Data                                          6
Adjusted Historical Performance Data                            7
FEDERAL TAX MATTERS
Tax Free Exchanges (1035)                                       10
Required Distributions                                          10
DISTRIBUTION OF THE CONTRACT                                    10
SAFEKEEPING OF ACCOUNT ASSETS                                   10
STATE REGULATION                                                11
RECORDS AND REPORTS                                             11
LEGAL PROCEEDINGS                                               11
LEGAL MATTERS                                                   11
EXPERTS                                                         11
OTHER INFORMATION                                               11
FINANCIAL STATEMENTS                                            11

CONDENSED FINANCIAL INFORMATION

                                  Accumulation                  Number of
                                  Unit Value at  Accumulation   Accumulation
Investment                        Beginning of   Unit Value at  Units at End of
Division                          Period         End of Period  Period
VIP Money Market
1993(1)                           10.00          10.02          3,675
1994                              10.02          10.31          207,115
1995                              10.31          10.76          320,841
1996                              10.76          11.18          450,641
1997                              11.18          11.63          534,936
1998                              11.63          12.08          1,031,930
VIP High Income
1993(1)                           10.00          10.22
1994                              10.2           29.93          70,977
1995                              9.93           11.83          139,335
1996                              11.83          13.26          221,760
1997                              13.26          13.58          221,760
1998                              13.58          14.51          443,482
VIP Equity-Income
1993(1)                           10.00          10.16          2,861
1994                              10.16          10.71          163,874
1995                              10.71          14.35          385,807
   19961997                       14.35          16.09          696,083
   19971998                       16.09          20.33          929,862
1998                              20.33          22.37          1,212,515
VIP Growth
1993                              10.00          10.09          2,539
1994                              10.09          9.80           160,540
1995                              9.80           13.32          347,738
1996                              13.32          15.01          700,985
1997                              15.01          18.28          917,650
1998                              18.28          25.14          1,102,018
VIP Overseas
1993(1)                           10.00          10.40          1,706
1994                              10.40          10.37          147,456
1995                              10.37          11.36          217,322
1996                              11.36          12.59          282,107
1997                              12.59          13.85          336,988
1998                              13.85          15.39          300,975
VIP II Asset Manager
1993(1)                           10.00          10.48          11,474
1994                              10.48          9.67           280,056
1995                              9.67           11.22          362,467
1996                              11.22          12.65          447,842
1997                              12.65          15.05          534,109
1998                              15.05          17.06          585,516
VIP II Investment Grade Bond
1993(1)                           10.00          10.06          124
1994                              10.06          9.52           31,444
1995                              9.52           11.03          52,431
1996                              11.03          11.22          97,711
1997                              11.22          12.06          136,067
1998                              12.06          12.94          343,788
VIP II Contrafund
1995(2)                           10.00          11.84          35,906
1996                              11.84          14.17          187,702
1997                              14.17          17.34          397,591
1998                              17.34          22.22          582,354

                                  Accumulation                  Number of
                                  Unit Value at  Accumulation   Accumulation
Investment                        Beginning of   Unit Value at  Units at End of
Division                          Period         End of Period  Period
VIP II Asset Manager: Growth
1995(2)                           10.00          11.48          13,682
1996                              11.48          13.56          71,781
1997                              13.56          16.72          176,790
1998                              16.72          19.38          255,206
VIP II Index 500
1993(1)                           10.00          10.15          22
1994                              10.15          10.11          32,675
1995                              10.11          13.79          71,305
1996                              13.79          16.57          256,789
1997                              16.57          21.67          497,7741
1998                              21.67          27.42          870,732
VIP III Growth & Income
1997                              10.00          12.36          54,877
1998                              12.36          15.79          301,273
VIP III Balanced
1997(3)                           10.00          11.45          39,701
1998                              11.45          13.28          146,152
VIP III Growth Opportunities
1997(3)                           10.00          12.28          75,926
1998                              12.28          15.08          320,588
American Century VP Capital Appreciation
1997(3)                           10.00          11.35          13,870
1998                              11.35          10.94          43,157
American Century VP Value
1997(3)                           10.00          12.26          44,666
1998                              12.26          12.66          141,481
American Century VP Balanced
1997(3)                           10.00          11.40          13,519
1998                              11.40          13.01          45,229
American Century VP International
1997(3)                           10.001         10.930.93      34,973
1998                              10.93          12.79          91,430
American Century VP Income & Growth
1998(4)                           10.00          11.92          12,172
MFS VIT Emerging Growth
1998(4)                           10.00          12.56          10,106
MFS VIT Research
1998(4)                           10.00          11.78          9,782
MFS VIT Growth with Income
1998(4)                           10.00          11.54          2,539
MFS VIT New Discovery
1998(4)                           10.00          12.89          84
Lord Abbett VC   C     Growth and Income
1998(4)                           10.00          10.72          14,051

(1) Period from 10/24/93 to 12/31/93
(2) Period from 5/1/95 to 12/31/95
(3) Period from 5/1/97 to 12/31/97
(4) Period from    10/1/98     to 12/31/98

6471ED.TXT

STATEMENT OF ADDITIONAL INFORMATION FOR THE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY II CONTRACT

Offered by

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Through Midland National Life Separate Account C

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Deferred Variable Annuity II
 Contract ("Contract") offered by Midland National Life Insurance Company.
You may obtain a copy of the Prospectus dated May 1,    19991998    , by
writing to Midland National Life Insurance Company, One Midland Plaza, Sioux Falls, SD 57193. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

Dated May 1,    1999199


TABLE OF CONTENTS 	Page

THE CONTRACT
Non-Participation	3
Misstatement of Age or Sex	3
Proof of Existence and Age	3
Assignment	3
Annuity Data	3
Incontestability	3
Ownership	3
Entire Contract	3
Changes in the Contract	3
Protection of Benefits	3
Accumulation Unit Value	3
Annuity Payments	4

CALCULATION OF YIELDS AND TOTAL RETURNS
VIP Money Market Investment Division Yield Calculation	4
Other Investment Division Yield Calculations	5
Standard Total Return Calculations Assuming Surrender	5
Other Performance Data	6
Adjusted HistoricalPerformance Data	7

FEDERAL TAX MATTERS
Tax Free Exchanges (1035) 	10
Required Distributions	10

DISTRIBUTION OF THE CONTRACT	10

SAFEKEEPING OF ACCOUNT ASSETS	10

STATE REGULATION	11

RECORDS AND REPORTS	11

LEGAL PROCEEDINGS	11

LEGAL MATTERS	11

EXPERTS	11

OTHER INFORMATION	11

FINANCIAL STATEMENTS	11

THE CONTRACT

Non-Participation

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of Midland.

Misstatement of Age or Sex

If the age or sex of the Annuitant or any other payee has been misstated in the application, the Annuity payable under the Contract will be whatever the Contract Value of the Contract would purchase on the basis of the correct age or sex of the Annuitant and/or other payee, if any, on the date Annuity Payments begin. Any overpayment or underpayments by Midland as a result of any such misstatement will be corrected using an interest rate of 6% per year.

Proof of Existence and Age

Before making any payment under the Contract, we may require proof of the existence and/or proof of the age of the Owner or Annuitant.

Assignment

No assignment of a Contract will be binding on Midland unless made in writing and sent to us at our Home Office. Midland is not responsible for the adequacy of any assignment. The Owner's rights and the interest of any Beneficiary not designated irrevocably will be subject to the rights of any assignee of record.

Annuity Data

We will not be liable for obligations which depend on receiving information from a payee until such information is received in a satisfactory form.

Incontestability

The Contract is incontestable after it has been in force, during the Annuitant's lifetime, for two years.

Ownership

Before the Annuitant's death, only the Owner will be entitled to the rights granted by the Contract or allowed by Midland under the Contract, except that the right to choose a Payment Option will belong to the Payee, unless otherwise specified. If the Owner is an individual and dies before the Annuitant, the rights of the Owner belong to the estate of the Owner unless this Contract has been endorsed to provide otherwise.

Entire Contract

We have issued the Contract in consideration of the application and payment of the first premium. A copy of the application is attached to and is a part of the Contract. The Policy Form with the application and any riders make the entire Contract. All statements made by or for the Annuitant are considered representations and not warranties. Midland will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the Contract when issued.

Changes in the Contract

Only Midland's President, a Vice President, the Secretary or an Assistant Secretary of our Company have the authority to make any change in the Contract and then only in writing. We will not be bound by any promise or representation made by any other person.

Midland may not change or amend the Contract, except as expressly provided in the Contract, without the Owner's consent. However, we may change or amend the Contract if such change or amendment is necessary for the Contract to comply with any state or federal law, rule or regulation.

Protection of Benefits

To the extent permitted by law, no benefit under the Contract will be subject to any claim or process of law by any creditor.

Accumulation Unit Value

We determine Accumulation Unit Values for the Investment Division of Our Separate Account at the end of each Business Day. The Accumulation Unit Value for each Investment Division was set at $10.00 on the first day there were contract transactions in Our Separate Account. After that, the Accumulation Unit Value for any Business Day is equal to the Accumulation Unit Value for the preceding Business Day multiplied by the net investment factor for that division on that Business Day.

We determine the net investment factor for each Investment
Division every Business Day as follows:

 First, We take the value of the shares belonging to the division (including any shares from reinvested dividends or capital gain distributions) in the corresponding Fund portfolio at the close of business that day (before giving effect to any contract transaction for that day, such as premium payments or surrenders). For this purpose, We use the share value reported to Us by the Fund.

 Then, We divide this amount by the value of the amounts in the Investment Division at the close of business on the preceding
Business Day (after giving effect to any contract transactions on that day).

 Then, We subtract a daily asset charge for each calendar day between Business Days (for example, a Monday calculation may include charges for Saturday, Sunday, and Monday). The daily charge is .0038626% which is an effective annual rate of 1.40%. This charge is for mortality and expense risks assumed by Us under the contract and to cover administrative costs We incur for transactions related to the Separate Account.

 Finally, We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes. Generally, this means that We would adjust unit values to reflect what happens to the Funds, and also for any charges.

Annuity Payments

The amount of each fixed annuity payment will be set on the Maturity Date and will not subsequently be affected by the investment performance of the Investment Divisions.

The amount of each variable annuity payment will be affected by the investment performance of the Investment Divisions. Variable payment options are not available in certain states.

The dollar amount of the first monthly variable annuity payment is computed for each Investment Division by applying the value in the Investment Division, as of a date not more than 10 business days prior to the Maturity Date, to the appropriate rate for the payout option selected using the age and sex (where permissible) of the Annuitant. The number of Annuity Units for each Investment Division is then calculated by dividing the first variable annuity payment for that Investment Division by the Investment Division's Annuity
Unit Value as of the same date.

The dollar amount of each subsequent payment from an Investment Division is equal to the number of Annuity Units for that Investment Division times the Annuity Unit value for that Investment Division as of a uniformly applied late not more than ten business days before the annuity payment is due.

The payment made to the Annuitant for the first payment and all subsequent payments will be the sum of the payment amounts for each Investment Division.

The Annuity Unit Value for each Investment Division was set at $10 on the first day there were contract transactions in Our Separate Account. After that, the Annuity Unit Value for any business day is equal to (1) multiplied by (2) multiplied by (3) where:
(1) = the Annuity Unit Value for the preceding business day:
(2) = the net investment factor (as described above) for that division on that business day.
(3) = the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the annuity payment amounts.

Transfers after the Maturity Date will only be allowed once per Contract Year and will be made using the Annuity Unit Value for the Investment Divisions on the date the request for transfer is received. On the transfer date, the number of Annuity Units transferred from the Investment Division is multiplied by the Annuity Unit Value for that Investment Division to determine the value being transferred. This value is then transferred into the indicated Investment Division(s) by converting this value into Annuity Units of the proper Investment Division(s). The Annuity Units are determined by dividing the value being transferred into an Investment Division by the Annuity Unit value of the Investment Division on the transfer date. The transfer shall result in the same dollar amount of variable annuity payment on the date of transfer.

CALCULATION OF YIELDS AND TOTAL RETURNS

VIP Money Market Investment Division Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, Midland is required to compute the VIP Money Market Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses or shares of the VIP Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) in the value of a hypothetical account having a balance of one unit of the VIP Money Market Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the contract maintenance charge, annual administrative expenses, the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the VIP Money Market Investment Division of the Separate Account
 will be lower than the yield for the VIP Money Market Portfolio or any comparable substitute funding vehicle.

The Securities and Exchange Commission also permits Midland to disclose the effective yield of the VIP Money Market Investment Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the VIP Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The VIP Money Market Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the VIP Money Market Portfolio or substitute funding vehicle, the types and quality of portfolio securities held
seven-day period ending    12.31.9812/31/97 was 3.60%4.07%    .

Other Investment Division Yield Calculations

Midland may from time to time disclose the current annualized yield of one or more of the Investment Divisions (except the Money Market Investment Division) for 30-day periods. The annualized yield of an Investment
Division refers to income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. This yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unitaccording to the following formula:

YIELD = 2 [ (a - b + 1)6 - 1 ]
cd
Where:	a =	net investment income earned during the period by the Fund (or substitute funding vehicle) attributable to
		shares owned by the Investment Division.
	b =	expenses accrued for the period (net of reimbursements).
	c =	the average daily number of units outstanding during the period.
	d =	the maximum offering price per unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Owner accounts. The yield calculations do not reflect the effect of any Contingent Deferred Sales Charges that may be applicable to a particular Contract. Contingent Deferred Sales Charges range from 8% to 0% of the amount of Premium withdrawn depending on the time elapsed between each premium payment and the withdrawal.

Because of the charges and deductions imposed by the Separate Account the yield of the Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund, and its operating expenses.

We currently do not advertise yields for any Investment Division.

Standard Total Return Calculations Assuming Surrender

Midland may from time to time also disclose average annual total returns for one or more of the Investment Divisions for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV
Where:	P =	an assumed initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of an assumed $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all Owner accounts are recognized in the ending redeemable value. The standard average annual total return calculations which assume the Contract is surrendered will reflect the effect of Contingent Deferred Sales Charges that may be applicable to a particular period.

The following is the average annual total return information for the Investment Divisions of Separate Account C based on the assumption that the contract is surrendered at the end of the time period shown. The returns reflect the impact of any applicable contingent deferred sales charge.

Investment Division	      Inception of the  	1-Year Period
With                     	Investment Division	Ended
Inception Date	            to 12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (10/24/93)          	2.70% 	-4.60%
VIP II Investment Grade Bond (10/24/93)	4.12% 	-0.02%
VIP High Income (10/24/93)	            6.54%	     -13.01%
VIP II Asset Manager (10/24/93)	     10.04%	       6.09%
VIP II Index 500 (10/24/93)          	20.87%	19.18%
VIP Equity-Income (10/24/93)	           16.12%	       2.72%
VIP Growth (10/24/93)	                 18.82%  	30.19%
VIP Overseas (10/24/93)	                  7.80%	       3.82%
VIP II Contrafund (10/24/93)           	23.22%	20.81%
VIP II Asset Manager: Growth (5/1/95)	18.56%	 8.58%
VIP III Balanced (5/1/97)	            14.55%	 8.65%
VIP III Growth & Income (5/1/97)       	27.78%	20.43%
VIP III Growth Opportunities (5/1/97)	24.12%	15.52%
American Century VP Balanced (5/1/97)	13.05%	 6.56%
American Century VP Capital Appreciation (5/1/97)1.24%-10.88%
American Century VP Value (5/1/97)	      11.13%	 -4.07%
American Century VP International (5/1/97)11.85%        9.60%
   American Century VP Income & Growth (10/1/98)N/A	  N/A
   MFS VIT Emerging Growth Series (10/1/98)	N/A 	  N/A
   MFS VIT Reserach Series (10/1/98)          	N/A     N/A
   MFS VIT Growth with Income Series (10/1/98)	N/A     N/A
   MFS VIT New Discovery Series (10/1/98)	      N/A     N/A
   Lord, Abbett VCC Growth and Income (10/1/98)	N/A	  N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than
12 months at    12/311998/1997.

Midland may from time to time also disclose average annual total returns in a format which assumes the Contract is kept in-force through the time period shown. Such returns will be identical to the format which assumes the Contract is surrendered except that the Contingent Deferred Sales Charge percentage will be assumed to be 0%. The returns which assume the Contract is kept in-force will only be shown in conjunction with returns which assume the Contract is surrendered.

The following is the average annual total return information for the Investment Division of Separate Account C based on the assumption that the contract is kept in-force through the end of the time period shown. The contingent deferred sales charges are set to zero.

Investment Division	Inception of the     	1-Year Period
with	                  Investment Division	Ended
Inception Date	      to 12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (10/24/93)	         3.61%	2.61%
VIP II Investment Grade Bond (10/24/93)4.98%	7.18%
VIP High Income (10/24/93)             7.33%   -5.81%
VIP II Asset Manager (10/24/93)	  10.73%    13.29%
VIP II Index 500 (10/24/93)	        21.34%	26.38%
VIP Equity-Income (10/24/93)	        16.67%	9.91%
VIP Growth (10/24/93)	              19.32%	37.39%
VIP Overseas (10/24/93)	               8.55%	11.02%
VIP II Contrafund (10/24/93)	        24.19%	28.01%
VIP II Asset Manager: Growth (5/1/95) 19.64%	15.78%
VIP III Balanced (5/1/97)	        18.44%	15.85%
VIP III Growth & Income (5/1/97)	  31.41%	27.63%
VIP III Growth Opportunities (5/1/97) 27.82%	22.72%
American Century VP Balanced (5/1/97) 16.98%	13.76%
American Century VP Capital Appreciation (5/1/97)5.46% -3.68%
American Century VP Value (5/1/97)	  15.11%	3.14%
American Century VP International (5/1/97)15.81%	16.80%
   American Century VP Income & Growth (10/1/98)N/A	N/A
   MFS VIT Emerging Growth Series (10/1/98)	N/A	N/A
   MFS VIT Research Series (10/1/98)	      N/A	N/A
   MFS VIT Growth with Income Series (10/1/98)  N/A	N/A
   MFS VIT New Discovery Series (10/1/98)	      N/A	N/A
   Lord, Abbett VCC Growth and Income (10/1/98) N/A	N/A

N/A - The return information for these Investment Divisions is not reflected as the funds had not been included in Midland National Life Separate Account C
for more than 12 months at    12/31/19981997.

Other Performance Data

Midland may from time to time also disclose cumulative total returns in conjunction with the annual returns described above. The cumulative returns will be calculated using the following formula. The cumulative returns which assume the Contract is kept in-force assume that the Contingent Deferred Sales Charge percentage will be zero.

CTR = [ERV/P] - 1
Where:	CTR =	the cumulative total return net of Investment Division
recurring charges for the period.
	ERV =	ending redeemable value of an assumed $1,000 payment at the
beginning of the one, five, or
	ten year period at the end of the one, five, or ten-year period (or fractional portion thereof).
	P      =	an assumed initial payment of $1,000

The returns which assume the Contract is kept in-force will only be shown in conjunction with returns which assume the Contract is surrendered.

Midland may also disclose the value of an assumed payment of $10,000 (or other amounts) at the end of various periods of time.

The following is the cumulative total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is surrendered at the end of the time period shown and the returns reflect the impact of any applicable Contingent Deferred Sales Charge.

Investment Division	Inception of the    	1-Year Period
with	                  Investment Division	Ended
Inception Date	      to12/31/98 12/31/97	12/31/9812/31/97
VIP Money Market (10/24/93)	        14.80%	-4.60%
VIP II Investment Grade Bond (10/24/93)23.28%   -0.02%
VIP High Income (10/24/93)	         38.95%	-13.01%
VIP II Asset Manager (10/24/93)	   64.30%	 6.09%
VIP II Index 500 (10/24/93)           167.44%	19.18%
VIP Equity-Income (10/24/93)	        117.16%	 2.72%
VIP Growth (10/24/93)	              144.67%	30.19%
VIP Overseas (10/24/93)	               47.67%    3.82%
VIP II Contrafund (10/24/93)	        115.22%	20.81%
VIP II Asset Manager: Growth (5/1/95)  86.85%	 8.58%
VIP III Balanced (5/1/97)              25.43%	 8.65%
VIP III Growth & Income (5/1/97)	   50.54%	20.43%
VIP III Growth Opportunities (5/1/97)  43.41%	15.52%
American Century VP Balanced (5/1/97)  22.71%	 6.56%
American Century VP Capital Appreciation (5/1/97)2.08%-10.88%
American Century VP Value (5/1/97)	   19.26%	-4.07%
American Century VP International (5/1/97)20.55% 9.60%
   American Century VP Income & Growth (10/1/98)N/A  N/A
   MFS VIT Emerging Growth Series (10/1/98)	N/A     N/A
   MFS VIT Research Series (10/1/98)	      N/A	  N/A
   MFS VIT Growth with Income Series (10/1/98)  N/A	  N/A
   MFS VIT New Discovery Series (10/1/98)	      N/A	  N/A
   Lord, Abbett VCC Growth and Income (10/1/98) N/A	  N/A

N/A - The return information for these Investment Divisions is not reflected as the funds had not been included in Midland National Life Separate Account C
for more than 12 months at    12/31/19981997.

The following is the cumulative total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is kept in-force through the end of the time period shown and the contingent deferred sales charges are set to zero.

Investment Division	Inception of the     	1-Year Period
with	                  Investment Division	Ended
Inception Date         	to 12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (10/24/93)	        20.20%	2.61%
VIP II Investment Grade Bond (10/24/93)28.68%	7.18%
VIP High Income (10/24/93)	         44.35%	-5.81%
VIP II Asset Manager (10/24/93)	   69.70%	13.29%
VIP II Index 500 (10/24/93)	        172.84%	26.38%
VIP Equity-Income (10/24/93)          122.56%	9.91%
VIP Growth (10/24/93)                 150.07%	37.39%
VIP Overseas (10/24/93)                53.07%	11.02%
VIP II Contrafund (10/24/93)	        121.52%	28.01%
VIP II Asset Manager: Growth (5/1/95)  93.15%	15.78%
VIP III Balanced (5/1/97)              32.63%	15.85%
VIP III Growth & Income (5/1/97)	   57.74%	27.63%
VIP III Growth Opportunities (5/1/97)  50.61%	22.72%
American Century VP Balanced (5/1/97)  29.91%	13.76%
American Century VP Capital Appreciation (5/1/97)9.28%	-3.68%
American Centu   $30,000$27,000, so it is calculated as $35/$30,000$27,000,
or 0.12%0.13%     annually. The total of these three amounts is then divided by 12 to get the monthly Contract Charges factor, which is then applied to the value of the hypothetical initial payment in the applicable portfolio to get the value in the Investment Division. The Contract Charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value ("ERV") of an assumed $1,000 initial payment in the Investment Division is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.

This type of performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the Contract is not surrendered (i.e., with no deduction for the Contingent Deferred Sales Charge) and assuming that the Contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable Contingent Deferred Sales Charge).

The following is the average annual total return information based on the assumption that the Contrac Adjusted historical performance data of this type will be calculated as follows. First, the value of a hypothetical $1,000 investment in the applicable portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a "Contract Charges" factor to reflect the charges imposed under the Contract. This Contract Charges factor is calculated by adding the daily charge for mortality and expense risks (1.25% annually) to the daily Ad

   $30,000$27,000, so it is calculated as $35/$30,000$27,000, or 0.12%0.13%
    annually. The total of these three amounts is then divided by 12 to get the monthly Contract Charges factor, which is then applied to the value of the hypothetical initial payment in the applicable portfolio to get the value in the Investment Division. The Contract Charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value ("ERV") of an assumed $1,000 initial payment in the Investment Division is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.

This type of performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the Contract is not surrendered (i.e., with no deduction for the Contingent Deferred Sales Charge) and assuming that the Contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable Contingent Deferred Sales Charge).

The following is the average annual total return information based on the assumption that the Contract is surrendered at the end of the time period shown. The impact of any applicable Contingent Deferred Sales Charges are reflected in the returns. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio
Inception date.
 the Portfolio Inception date.
ment Division	Inception of the	10-Year Period	5-Year Period
with                    Portfolio      	Portfolio to	Ended	Ended
Inception Date	      12/31/9812/31/97	12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (4/1/82)5.08%	                  3.92%	3.42%
VIP II Investment Grade Bond (12/5/88)6.67%       	6.69%	5.06%
VIP High Income (9/19/85)9.37%	                  9.38%	7.13%
VIP II Asset Manager (9/6/89)11.23%               	N/A	10.10%
VIP II Index 500 (8/27/92)19.27%                  	N/A	21.84%
VIP Equity-Income (10/9/86)12.64%	                 13.86%	16.96%
VIP Growth (10/9/86)15.55%	                       17.59%	19.89%
VIP Overseas (1/28/87)6.90%                     	8.39%	8.02%
VIP II Contrafund (1/3/95)26.67%                   	N/A	N/A
VIP II Asset Manager: Growth (1/3/95)19.57%        	N/A	N/A
VIP III Balanced (1/3/95)14.06%	                  N/A	N/A
VIP III Growth & Income (12/31/96)27.15%	            N/A	N/A
VIP III Growth Opportunities (1/3/95)24.30%        	N/A	N/A
American Century VP Balanced (5/1/91)9.79%	      N/A	10.99%
American Century VP Capital Appreciation (11/20/87)6.56%7.03%	1.66%
American Century VP Value (5/1/96)14.05%	            N/A	N/A
American Century VP International (5/1/94)10.46%	N/A	N/A
   American Century VP Income & Growth (10/30/97)28.36% N/A	N/A
   MFS VIT Emerging Growth Series (7/24/95)24.43%       N/A	N/A
   MFS VIT Research Series (7/26/95)20.47%              N/A	N/A
   MFS VIT Growth with Income Series (10/9/95)23.89%	  N/A	N/A
   MFS VIT New Discovery Series (5/1/98)1.51%        	  N/A	N/A
   Lord, Abbett VCC Growth and Income (12/11/89)13.40%  N/A	14.02%

The following is the cumulative total return information based on the assumption that the Contract is surrendered at the end of the time period shown. The impact of any applicable Contingent Deferred Sales Charges are reflected in the returns. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.

Investment Division	Inception of the	10-Year Period	5-Year Period
with                    Portfolio      	Portfolio to	Ended	Ended
Inception Date       	12/31/9812/31/97	12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (4/1/82)129.47%                 	46.89%	12.92%
VIP II Investment Grade Bond (12/5/88)91.61%      	91.09%	22.60%
VIP High Income (9/19/85)228.93%	                 145.12%	35.66%
VIP II Asset Manager (9/6/89)169.84%                  N/A	      56.35%
VIP II Index 500 (8/27/92)202.52%	                  N/A	      163.15%
VIP Equity-Income (10/9/86)329.25%	                 266.19%	113.50%
VIP Growth (10/9/86)485.89%	                       405.48%	142.27%
VIP Overseas (1/28/87)121.71%	                       123.82%	41.64%
VIP II Contrafund (1/3/95)150.80%                 	N/A      	N/A
VIP II Asset Manager: Growth (1/3/95)97.93%         	N/A     	N/A
VIP III Balanced (1/3/95)62.81%                   	N/A	      N/A
VIP III Growth & Income (12/31/96)54.47%         	N/A     	N/A
VIP III Growth Opportunities (1/3/95)132.15%       	N/A	      N/A
American Century VP Balanced (5/1/91)104.78%       	N/A	      63.04%
American Century VP Capital Appreciation (11/20/87)102.69%	97.27% 3.14%
American Century VP Value (5/1/96)35.73%	            N/A       	N/A
American Century VP International (5/1/94)53.72%	N/A     	N/A
   American Century VP Income & Growth (10/30/97)26.72% N/A     	N/A
   MRS VIT Emerging Growth Series (7/24/98)105.88%	  N/A     	N/A
   MFS VIT Research Series (7/26/95)83.31%	        N/A     	N/A
   MFS VIT Growth with Income Series (10/9/95)93.47%	  N/A     	N/A
   MFS VIT New Discovery Series (5/1/98)-6.19%	        N/A     	N/A
   Lord, Abbett VCC Growth and Income (12/11/89)212.54% N/A      	87.28%

The following is the cumulative total return information based on the assumption that the Contract is kept in-force through the end of the time period shown. The Contingent Deferred Sales Charges are assumed to be zero. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.

Investment Division	Inception of the	10-Year Period	5-Year Period
with                    Portfolio      	Portfolio to	Ended	Ended
Inception Date	      12/31/9812/31/97	12/31/9812/31/97	12/31/9812/31/97
VIP Money Market (4/1/82)129.47%	                  46.89%	18.31%
VIP II Investment Grade Bond (12/5/88)91.61%      	91.09%	27.99%
VIP High Income (9/19/85)228.93%	                 145.12%   	41.11%
VIP II Asset Manager (9/6/89)169.84%                  N/A	      61.78%
VIP II Index 500 (8/27/92)206.12%                	N/A	     168.50%
VIP Equity-Income (10/9/86)329.25%	                 266.19%	118.87%
VIP Growth (10/9/86)485.89%                          405.48%	147.69%
VIP Overseas (1/28/87)121.71%                        123.82%   	47.07$
VIP II Contrafund (1/3/95)157.10%	                  N/A	      N/A
VIP II Asset Manager: Growth (1/3/95)104.23%       	N/A         N/A
VIP III Balanced (1/3/95)69.11%	                  N/A   	N/A
VIP III Growth & Income (12/31/96)61.67%          	N/A   	N/A
VIP III Growth Opportunities (1/3/95)138.45%       	N/A   	N/A
American Century VP Balanced (5/1/91)104.78%	      N/A	      68.43%
American Century VP Capital Appreciation (11/20/87)102.69%97.27%   8.58%
American Century VP Value (5/1/96)42.03%           	N/A      	N/A
American Century VP International (5/1/94)59.12%	N/A     	N/A
   American Century VP Income & Growth (10/30/97)33.92% N/A       N/A
   MFS VIT Emerging Growth Series (7/24/95)112.18% 	  N/A     	N/A
   MFS VIT Research Series (7/26/95)89.61%	        N/A       N/A
   MFS VIT Growth with Income Series (10/9/95)99.77%	  N/A    	N/A
   MFS VIT New Discovery Series 5/1/98)1.01%	        N/A       N/A
   Lord, Abbett VCC Growth and Income (12/11/89)212.54% N/A      	92.71%

FEDERAL TAX MATTERS

Tax-Free Exchanges (Section 1035)

Midland accepts Premiums which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between Section 1035 Premiums and non-Section 1035 Premiums.

We also accept "rollovers" from Contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to "rollover" into an IRA (except 403(b) contracts). The Company differentiates between nonqualified Contracts and IRAs to the extent necessary to comply with federal tax laws.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the code requires any Nonqualified Contract to provide that
(a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed (1) within five years after the date of that Owner's death, or (2) as Annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "Designated Beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary. The Owner's "Designated Beneficiary" is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's Designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Nonqualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACT

Walnut Street Securities (WSS), the principal underwriter of the Contract, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The address for WSS is as follows:
Walnut Street Securities, 670 Mason Ridge Center, Suite 300, St.
Louis, MO 63141-8557.

The Contracts are offered to the public through brokers, licensed under the federal securities laws and state insurance laws, that have entered into agreements with WSS. The offering of the Contracts is continuous and WSS does not anticipate discontinuing the offering of the Contracts. However, WSS does reserve the right to discontinue the offering of the Contracts. Beginning January 1, 1998 Midland will pay an underwriting commission to WSS equal to 0.1625% of all Variable Annuity II premiums.

Prior to June 1, 1996 Midland paid underwriting commissions to North American Management (NAM) since NAM was the principal underwriter of Midland's Variable Annuity contracts during this time. The following table shows the aggregate dollar amount of underwriting commissions paid to NAM during the last three years. Such underwriting commissions are not paid to WSS.

		Underwriting
	Year	Commissions
   	1995	$100,715.80
	1996	$99,593.61
	1997	0
   	1998	0

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by Midland. The assets are kept physically segregated and held separate and apart from our general account
asseerts in acing. The mailing address for    PricewaterhouseCoopersCoopers
 & Lybrand     LLP is as follows:

   PricewaterhouseCoopersCoopers & Lybrand     LLP
IBM Park Building, Suite 1300
650 Third Avenue S.
Minneapolis, MN  55402-4333

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the iThere are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject that are material to the Contracts. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the issue and sale of the Contracts has been provided by Sutherland, Asbill & Brennan LLP, of Washington, D.C.

EXPERTS

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company included in this Statement of Additional Information and Registration Statement have been audited by
   PricewaterhouseCoopersCoopers & Lybrand     LLP, independent auditors,
for the periods indicated in their report thereon which appears elsewhere herein and in the Registration Statement. The financial statements and
schedules audited by    PricewaterhouseCoopersCoopers & Lybrand    LLP
have been included in reliance on their report, given on their authority as experts

 Insurance Products Fund
II, the Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services, and the Lord, Abbett & Company) as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




March 26, 1999

Midland National Life Insurance Company
Separate Account C
Statement of Assets
As of December 31, 1998

                                                                  Value
                                                                   Per
               ASSETS                                 Shares      Share

Investments at net asset value:
 Variable Insurance Products Fund:
  Money Market Portfolio (cost $12,473,870)        12,473,870     $  1.00     $12,473,870
  High Income Portfolio (cost $6,846,628)             558,310       11.53       6,437,316
  Equity-Income Portfolio (cost $23,398,690)        1,067,294       25.42      27,130,618
  Growth Portfolio (cost $20,592,858)                 617,507       44.87      27,707,561
  Overseas Portfolio (cost $4,278,299)                231,183       20.05       4,635,216

 Variable Insurance Products Fund II:
  Asset Manager Portfolio (cost $8,900,611)           550,363       18.16       9,994,590
  Investment Grade Bond Portfolio (cost $4,270,156)   343,481       12.96       4,451,512
  Index 500 Portfolio (cost $19,520,404)              169,053      141.25      23,878,794
  Contrafund Portfolio (cost $10,190,470)             529,637       24.44      12,944,327
  Asset Manager Growth Portfolio (cost $4,368,843)    290,530       17.03       4,947,729

 Variable Insurance Products Fund III:
  Balanced Portfolio (cost $1,797,598)                120,530       16.11       1,941,731
  Growth & Income Portfolio (cost $4,125,444)         294,682       16.15       4,759,121
  Growth Opportunities Portfolio (cost $4,228,174)    211,348       22.88       4,835,642

 American Century Variable Portfolios, Inc.:
  Balanced Portfolio (cost $561,296)                   70,576        8.34         588,604
  Capital Appreciation Portfolio (cost $468,990)       52,503        9.02         473,579
  International Portfolio (cost $1,118,173)           153,552        7.62       1,170,066
  Value Portfolio (cost $1,781,133)                   266,208        6.73       1,791,579
  Income & Growth Portfolio (cost $136,823)            21,414        6.78         145,186

 Massachusetts Financial Services:
  Emerging Growth Portfolio (cost $116,227)             5,914       21.47         126,969
  Growth & Income Portfolio (cost $27,784)              1,457       20.11          29,309
  New Discovery Portfolio (cost $1,011)                   107       10.22           1,095
  Research Portfolio (cost $108,944)                    6,051       19.05         115,273

 Lord, Abbett & Company:
  Growth & Income Portfolio (cost $154,272)             7,302       20.64         150,772

  Total investments (cost $129,466,698)                                      $150,730,459

  Net assets                                                                 $150,730,459


Midland National Life Insurance Company
Separate Account C
Statement of Assets, Continued
As of December 31, 1998

                                                   Value
                                                   Per
         NET ASSETS                     Units      Unit

Net assets represented by:
 Variable Insurance Products Fund:
  Money Market Portfolio               1,031,931    $12.09    $12,473,870
  High Income Portfolio                  443,482     14.52      6,437,316
  Equity-Income Portfolio              1,212,516     22.38     27,130,618
  Growth Portfolio                     1,102,019     25.14     27,707,561
  Overseas Portfolio                     300,976     15.40      4,635,216

 Variable Insurance Products Fund II:
  Asset Manager Portfolio                585,516     17.07      9,994,590
  Investment Grade Bond Portfolio        343,788     12.95      4,451,512
  Index 500 Portfolio                    870,733     27.42     23,878,794
  Contrafund Portfolio                   582,354     22.23     12,944,327
  Asset Manager Growth Portfolio         255,207     19.39      4,947,729

 Variable Insurance Products Fund III:
  Balanced Portfolio                     146,152     13.29      1,941,731
  Growth & Income Portfolio              301,273     15.80      4,759,121
  Growth Opportunities Portfolio         320,588     15.08      4,835,642

 American Century Variable Portfolios, Inc.:
  Balanced Portfolio                      45,230     13.01        588,604
  Capital Appreciation Portfolio          43,258     10.95        473,579
  International Portfolio                 91,431     12.80      1,170,066
  Value Portfolio                        141,482     12.66      1,791,579
  Income & Growth Portfolio               12,173     11.93        145,186

  Massachusetts Financial Services:
  Emerging Growth Portfolio               10,107     12.56        126,969
  Growth & Income Portfolio                2,539     11.54         29,309
  New Discovery Portfolio                     85     12.88          1,095
  Research Portfolio                       9,782     11.78        115,273

 Lord, Abbett & Company:
  Growth & Income Portfolio               14,052     10.73        150,772

  Net assets                                                 $150,730,459

Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in Net
Assets
For the years ended December 31, 1998, 1997 and 1996

                                                  Combined

                                          1998        1997        1996

Investment income:

 Dividend income                       $1,855,034  $1,222,960    $610,051
 Capital gains distributions            5,675,705   2,351,461     852,325

                                        7,530,739   3,574,421   1,462,376

 Expenses:
  Administrative expense                  168,950      99,060      54,222
  Mortality and expense risk            1,520,704     884,316     489,968

  Net investment income                 5,841,085   2,591,045     918,186

Realized and unrealized gains
  (losses) on investments:
 Net realized gains on
  investments                           4,099,295   2,325,825     945,397
 Net unrealized appreciation
  (depreciation) on investments         9,895,409   6,604,328   2,183,942

  Net realized and unrealized
   gains (losses) on investments       13,994,704   8,930,153   3,129,339

  Net increase (decrease) in net
   assets resulting from operations   $19,835,789 $11,521,198  $4,047,525

Net assets at beginning of year       $84,882,243 $47,905,622 $23,945,524

Net increase (decrease) in net
  assets resulting from operations     19,835,789  11,521,198   4,047,525

Capital shares transactions:
 Net premiums                          57,035,498  29,710,164  22,109,531
 Transfers of policy loans               (239,919)     64,214    (138,377)
 Transfers of surrenders               (9,129,836) (3,059,123) (1,435,877)
 Transfers of death benefits             (153,431)    (69,204)    (98,128)
 Transfers of other terminations       (1,499,885) (1,190,628)   (524,576)
 Interfund transfers

  Net increase in net assets
   from capital share transactions     46,012,427  25,455,423  19,912,573

Total increase in net assets           65,848,216  36,976,621  23,960,098

Net assets at end of year            $150,730,459 $84,882,243 $47,905,622







                   Variable Insurance Products Fund
      Money Market Portfolio                High Income Portfolio
     1998         1997        1996        1998        1997        1996

   $436,463     $300,220    $219,309    $345,800    $222,895    $131,237
                                         219,727      27,549      25,677

    436,463      300,220     219,309     565,527     250,444     156,914


     12,375        8,443       6,282       8,514       5,683       3,316
    107,724       74,591      52,611      76,520      51,637      30,223

    316,364      217,186     160,416     480,493     193,124     123,375


                                         32,833     120,453      39,094

                                       (873,410)    238,019      84,465


                                       (840,577)    358,472     123,559


   $316,364     $217,186    $160,416   $(360,084)   $551,596    $246,934

 $6,219,257   $5,037,632  $3,452,911  $4,692,229  $2,941,240  $1,647,643


    316,364      217,186     160,416    (360,084)    551,596     246,934


 11,300,710    4,354,516   4,272,582   2,769,358   1,505,730   1,052,260
      1,026        3,183         370      (1,161)      8,735     (18,992)
 (2,868,366)    (720,053)   (610,463)   (728,562)   (193,053)    (98,156)
                             (12,145)                 (9,075)       (990)
   (187,199)    (192,221)   (116,605)    (91,242)    (54,516)    (18,874)
 (2,307,922)  (2,480,986) (2,109,434)    156,778     (58,428)    131,415


  5,938,249      964,439   1,424,305   2,105,171   1,199,393   1,046,663

  6,254,613    1,181,625   1,584,721   1,745,087   1,750,989   1,293,597

$12,473,870   $6,219,257  $5,037,632  $6,437,316  $4,692,229  $2,941,240


Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in Net Assets, Continued
For the years ended December 31, 1998, 1997 and 1996

                                              Variable Insurance Products Fund
                                                  Equity-Income Portfolio
                                                1998        1997        1996

Investment income:
 Dividend income                              $272,867    $205,546      $9,062
 Capital gains distributions                   971,085   1,033,441     259,769

                                             1,243,952   1,238,987     268,831

 Expenses:
  Administrative expense                        34,579      22,633      12,821
  Mortality and expense risk                   312,129     196,772     116,283

  Net investment income                        897,244   1,019,582     139,727

Realized and unrealized gains (losses) on investments:
 Net realized gains on investments             820,340     544,429     232,696
 Net unrealized appreciation (depreciation) on
   investments                                 462,810   1,828,524     639,710

  Net realized and unrealized gains on
   investments                               1,283,150   2,372,953     872,406

  Net increase in net assets resulting
   from operations                          $2,180,394  $3,392,535  $1,012,133

Net assets at beginning of year            $18,903,655 $11,202,976  $5,535,894

Net increase in net assets resulting from
  operations                                 2,180,394   3,392,535   1,012,133

Capital shares transactions:
 Net premiums                                7,033,996   4,729,107   4,495,843
 Transfers of policy loans                      (7,815)     18,935     (16,252)
 Transfers of surrenders                      (998,478)   (494,451)   (146,734)
 Transfers of death benefits                   (56,152)     (1,512)    (47,195)
 Transfers of other terminations              (250,351)   (268,311)   (171,438)
 Interfund transfers                           325,369     324,376     540,725

  Net increase in net assets from capital share
   transactions                              6,046,569   4,308,144   4,654,949

Total increase in net assets                 8,226,963   7,700,679   5,667,082

Net assets at end of year                  $27,130,618 $18,903,655 $11,202,976







                   Variable Insurance Products Fund
            Growth Portfolio                 Overseas Portfolio

      1998         1997        1996        1998        1997        1996


    $86,915      $75,678     $13,629     $89,108     $65,176     $28,907
  2,273,513      338,750     344,126     262,634     258,730      31,798

  2,360,428      414,428     357,755     351,742     323,906      60,705


     31,608       20,920      11,964       7,131       6,503       4,460
    287,311      200,814     109,649      65,879      65,711      41,952

  2,041,509      192,694     236,142     278,732     251,692      14,293


    669,341      691,123     342,671     251,364      98,094      51,904

  4,319,239    1,712,204     260,988     (54,181)      2,092     237,970


  4,988,580    2,403,327     603,659     197,183     100,186     289,874


 $7,030,089   $2,596,021    $839,801    $475,915    $351,878    $304,167

$16,774,778  $10,524,695  $4,630,311  $4,666,058  $3,551,260  $2,467,800


  7,030,089    2,596,021     839,801     475,915     351,878     304,167


  5,293,591    4,634,527   4,775,149     565,888     949,784     897,349
    (27,860)       4,007     (19,252)       (268)      2,943     (10,209)
 (1,012,070)    (676,615)   (169,952)   (601,662)   (176,955)    (93,933)
    (49,021)      (1,076)     (2,219)    (20,400)     (8,437)     (8,833)
   (181,637)    (177,990)    (49,452)    (73,320)    (46,889)    (24,888)
   (120,309)    (128,791)    520,309    (376,995)     42,474      19,807


  3,902,694    3,654,062   5,054,583    (506,757)    762,920     779,293

 10,932,783    6,250,083   5,894,384     (30,842)  1,114,798   1,083,460

$27,707,561  $16,774,778 $10,524,695  $4,635,216  $4,666,058  $3,551,260


Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in
Net Assets, Continued
For the years ended December 31, 1998, 1997 and 1996

                                    Variable Insurance Products Fund II
                                         Asset Manager Portfolio
                                    1998         1997          1996

Investment income:

 Dividend income                          $255,496     $200,876    $149,107
 Capital gains distributions               766,487      503,893     122,948

                                         1,021,983      704,769     272,055

 Expenses:
  Administrative expense                    13,340       10,160       7,320
  Mortality and expense risk               119,898       92,524      67,334

  Net investment income                    888,745      602,085     197,401

Realized and unrealized gains (losses) on investments:
 Net realized gains on investments         276,757      134,752     87,754
 Net unrealized appreciation (depreciation) on
   investments                             (37,623)     410,196     305,446

  Net realized and unrealized gains on
   investments                             239,134      544,948     393,200

  Net increase in net assets resulting
   from operations                      $1,127,879   $1,147,033    $590,601

Net assets at beginning of year         $8,036,950   $5,664,702  $4,067,451

Net increase in net assets resulting from
  operations                             1,127,879    1,147,033     590,601

Capital shares transactions:
 Net premiums                            1,647,691    1,501,724   1,367,766
 Transfers of policy loans                     781       13,379     (16,660)
 Transfers of surrenders                  (700,495)    (313,519)   (159,533)
 Transfers of death benefits                            (19,872)    (22,205)
 Transfers of other terminations          (163,587)    (136,227)    (83,451)
 Interfund transfers                        45,371      179,730     (79,267)

  Net increase in net assets from capital share
   transactions                            829,761    1,225,215   1,006,650

Total increase in net assets             1,957,640    2,372,248   1,597,251

Net assets at end of year               $9,994,590   $8,036,950  $5,664,702







                    Variable Insurance Products Fund II
     Investment Grade Bond Portfolio          Index 500 Portfolio

     1998         1997        1996        1998        1997        1996


   $79,445      $70,099    $30,902       $137,495     $53,290     $13,188
     9,426                                318,462     108,132      33,913

    88,871       70,099     30,902        455,957     161,422      47,101


     3,933        2,034      1,306         24,798      11,229       3,713
    34,906       19,012     11,709        223,789      81,297      33,478

    50,032       49,053     17,887        207,370      68,896       9,910


    42,970        9,788     16,413      1,233,566     513,374     130,338

    95,639       42,600     (6,743)     2,634,811   1,209,776     342,676


   138,609       52,388      9,670      3,868,377   1,723,150     473,014


  $188,641     $101,441    $27,557     $4,075,747  $1,792,046    $482,924

$1,641,646   $1,096,280   $578,159    $10,788,748  $4,253,767    $983,298


   188,641      101,441     27,557      4,075,747   1,792,046     482,924


 2,609,124      612,100    521,107      9,690,307   4,538,389   2,506,543
   (11,442)       1,539     (9,375)       (54,944)      3,990     (19,357)
  (116,906)     (62,059)   (51,740)    (1,003,115)   (231,487)    (81,856)
                                          (27,858)    (19,852)     (1,602)
   (56,620)     (37,391)    (6,831)      (180,785)   (150,241)    (41,788)
   197,069      (70,264)    37,403        590,694     602,136     425,605


 2,621,225      443,925    490,564      9,014,299   4,742,935   2,787,545

 2,809,866      545,366    518,121     13,090,046   6,534,981   3,270,469

$4,451,512   $1,641,646 $1,096,280    $23,878,794 $10,788,748  $4,253,767


Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in
Net Assets, Continued
For the years ended December 31, 1998, 1997 and 1996

                                     Variable Insurance Products Fund II
                                             Contrafund Portfolio
                                         1998        1997         1996

Investment income:

 Dividend income                        51,154       25,593
 Capital gains distributions           376,347       67,639       4,815

                                       427,501       93,232       4,815

 Expenses:
  Administrative expense                14,264        7,064       2,275
  Mortality and expense risk           129,425       63,428      20,104

  Net investment income                283,812       22,740     (17,564)

Realized and unrealized gains on investments:
 Net realized gains on investments     498,083      139,059      39,350
 Net unrealized appreciation on
   investments                       1,742,246      730,282     274,444

  Net realized and unrealized gains on
   investments                       2,240,329      869,341     313,794

  Net increase in net assets resulting
   from operations                   2,524,141      892,081     296,230

Net assets at beginning of year      6,895,729    2,659,591     425,021

Net increase in net assets resulting from
  operations                         2,524,141      892,081     296,230

Capital shares transactions:
 Net premiums                        4,060,420    2,954,381   1,564,947
 Transfers of policy loans             (27,929)       4,276     (14,296)
 Transfers of surrenders              (493,218)    (156,257)    (23,252)
 Transfers of death benefits                         (9,380)     (2,939)
 Transfers of other terminations      (152,896)     (70,573)     (4,941)
 Interfund transfers                   138,080      621,610     418,821

  Net increase in net assets from capital share
   transactions                      3,524,457    3,344,057   1,938,340

Total increase in net assets         6,048,598    4,236,138   2,234,570

Net assets at end of year           12,944,327    6,895,729   2,659,591






    Variable Insurance Products II         Variable Insurance Products Fund III
                                                                    Growth & Income
    Asset Manager Growth Portfolio       Balanced Portfolio             Portfolio

    1998         1997        1996         1998         1997        1998          1997


   $64,271                 $14,710       $12,482     $           $              $3,587
   300,563        1,669     29,279        19,070                   4,138        11,658

   364,834        1,669     43,989        31,552                   4,138        15,245


     5,833        2,962        765         1,490        167        3,381           293
    53,144       26,529      6,625        13,014      1,395       29,192         2,465

   305,857      (27,822)    36,599        17,048     (1,562)     (28,435)       12,487


   121,005       48,017      5,177        10,601      3,054       65,638         8,345

   169,827      363,630     44,986       132,761     11,372      618,738        14,939


   290,832      411,647     50,163       143,362     14,426      684,376        23,284


  $596,689     $383,825    $86,762      $160,410    $12,864     $655,941       $35,771

$2,956,656     $973,479   $157,036      $454,728    $           $678,443       $


   596,689      383,825     86,762       160,410     12,864      655,941        35,771


 1,483,303    1,266,684    655,985     1,271,252    332,310    3,298,663       583,629
   (23,118)       3,227    (14,354)      (17,484)                (37,622)
  (186,830)     (24,842)      (258)      (43,612)       (11)     (70,135)       (7,194)

   (84,533)     (35,261)    (6,308)      (13,646)    (4,077)     (15,091)
   205,562      389,544     94,616       130,083    113,642       248,922       66,237


 1,394,384    1,599,352    729,681     1,326,593    441,864     3,424,737      642,672

 1,991,073    1,983,177    816,443     1,487,003    454,728     4,080,678      678,443

$4,947,729   $2,956,656   $973,479    $1,941,731   $454,728    $4,759,121     $678,443


Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1998, 1997 and 1996

                                                                  Variable Insurance
                                                                   Products Fund III
                                                                  Growth Opportunities
                                                                         Portfolio
                                                                     1998        1997

Investment income:

 Dividend income                                                    $12,462    $
 Capital gains distributions                                         43,319

                                                                     55,781

 Expenses:
  Administrative expense                                              3,873        360
  Mortality and expense risk                                         34,020      3,026

  Net investment income (loss)                                       17,888     (3,386)

Realized and unrealized gains (losses) on investments:
 Net realized gains (losses) on investments                          72,022      8,933
 Net unrealized appreciation (depreciation) on investments          570,415     37,052

  Net realized and unrealized gains (losses) on investments         642,437     45,985

  Net increase (decrease) in net assets resulting from operations  $660,325    $42,599

Net assets at beginning of year                                    $932,079    $

Net increase (decrease) in net assets resulting from operations     660,325     42,599

Capital shares transactions:
 Net premiums                                                     3,172,501    715,419
 Transfers of policy loans                                          (11,920)
 Transfers of surrenders                                           (135,082)      (631)
 Transfers of death benefits
 Transfers of other terminations                                    (27,043)   (16,931)
 Interfund transfers                                                244,782    191,623

  Net increase in net assets from capital share transactions      3,243,238    889,480

Total increase in net assets                                      3,903,563    932,079

Net assets at end of year                                        $4,835,642   $932,079









               American Century Variable Portfolios, Inc.
                          Capital Appreciation
  Balanced Portfolio          Portfolio         International Portfolio
  1998         1997        1998        1997        1998        1997

$3,481       $           $           $             $2,742      $
21,588                     9,181                   28,153

  25,069                   9,181                   30,895


     508           78         391         107         1,127       182
   4,456          646       3,513         900        10,022       1,510

  20,105         (724)      5,277      (1,007)       19,746      (1,692)


  (2,099)          73      (9,962)      5,583         4,464          30
  25,457        1,852      19,781     (15,193)       56,812      (4,918)

  23,358        1,925       9,819      (9,610)       61,276      (4,888)

 $43,463      $ 1,201      15,096    $(10,617)      $81,022     $(6,580)

$154,125      $          $157,393     $            $382,210     $

  43,463        1,201      15,096     (10,617)       81,022      (6,580)


 332,426      126,660     269,862     246,807       705,423     334,703
  (4,834)                    (766)                     (645)
  (9,952)        (104)    (20,297)        (31)      (52,917)       (174)

  (7,035)                    (192)                   (2,178)
  80,411       26,368      52,483     (78,766)       57,151      54,261

 391,016      152,924     301,090     168,010       706,834     388,790

 434,479      154,125     316,186     157,393       787,856     382,210

$588,604     $154,125    $473,579    $157,393    $1,170,066    $382,210


Midland National Life Insurance Company
Separate Account C
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1998, 1997 and 1996
                                           American Century Variable
                                               Portfolios, Inc.
                                                               Income &
                                                                Growth
                                          Value Portfolio      Portfolio
                                         1998         1997        1998

Investment income:
 Dividend income                        $4,356       $             $497
 Capital gains distributions            52,012

                                        56,368                      497

 Expenses:
  Administrative expense                 1,733          242          21
  Mortality and expense risk            15,151        2,059         178

  Net investment income (loss)          39,484       (2,301)        298

Realiz
ed and unrealized gains (losses) on investments:
 Net realized gains on investments      12,052          718          31
 Net unrealized appreciation (depreciation) on
  investments                          (11,455)      21,901       8,364

  Net realized and unrealized gains (losses) on
   investments                             597       22,619       8,395

  Net increase (decrease) in net assets resulting
   from operations                     $40,081      $20,318      $8,693

Net assets at beginning of year       $547,559      $            $

Net increase (decrease) in net assets resulting from
  operations                            40,081       20,318       8,693

Capital shares transactions:
 Net premiums                        1,133,687      323,694     133,891
 Transfers of policy loans             (13,918)
 Transfers of surrenders               (87,563)      (1,687)
 Transfers of death benefits
 Transfers of other terminations       (12,235)
 Interfund transfers                   183,968      205,234       2,602

  Net increase in net assets from capital share
   transactions                      1,203,939      527,241     136,493

Total increase in net assets         1,244,020      547,559     145,186

Net assets at end of year           $1,791,579     $547,559    $145,186




Lord, Abbett
Massachusetts Financial Services     & Company

Emerging      Growth &                  New       Growth &
 Growth        Income     Discovery   Research     Income
 Portfolio    Portfolio   Portfolio   Portfolio  Portfolio
   1998         1998        1998        1998        1998

$            $           $           $           $

      11           3                       11          26
      92          29                       91         221

    (103)        (32)                    (102)       (247)


      54         100                       13         122

  10,742       1,525         84         6,328      (3,501)


  10,796       1,625         84         6,341      (3,379)


 $10,693      $1,593      $  84        $6,239     $(3,626)

$            $           $           $           $


  10,693       1,593         84         6,239      (3,626)


 115,681      22,610      1,011        75,777      48,326

                (110)                                (466)

    (295)
     890       5,216                   33,257     106,538


 116,276      27,716      1,011       109,034     154,398

 126,969      29,309      1,095       115,273     150,772

$126,969     $29,309     $1,095      $115,273    $150,772


1. Organization and Significant Accounting Policies:
Organization:
Midland National Life Separate Account C ("Separate
Account"), a unit investment trust, was established as a segregated investment account of Midland National Life
Insurance Company (the "Company") in accordance with the provisions of the South Dakota Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable annuity contracts of the Company.
The Separate Account invests in specified portfolios of Variable Insurance Products Fund ("VIPF"), Variable
Insurance Products Fund II ("VIPF II"), Variable Insurance
Products Fund III ("VIPF III"), American Century Variable
Portfolios, Inc. ("ACVP"), Massachusetts Financial
Services ("MFS"), and Lord, Abbett & Company ("LAC")
(collectively "the Funds"), each diversified open-end management companies registered under the Investment
Company Act of 1940, as directed by participants.  The
VIPF III Balanced, Growth & Income and Growth
Opportunities Portfolios and the ACVP Balanced, Capital
Appreciation, International and Value portfolios were introduced in 1997. The ACVP Income & Growth portfolio, the MFS Emerging Growth, Growth & Income, New Discovery and Research portfolios as well as the LAC's Growth &
Income portfolio were each introduced in 1998. All other portfolios have been in existence for more than three years. Investments in shares of the Funds are valued at the net asset values of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Fair value of investments is also the net asset value. Walnut Street Securities serves as the underwriter of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds. The first-in, first-out (FIFO) method is used to determine realized gains and losses on investments.
Federal Income Taxes:
The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


1. Organization and Significant Accounting Policies, continued:
Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.
Merger:
Effective January 2, 1997, Investors Life Insurance
Company of Nebraska ("Investors Life") was merged into the Company. Related to this merger all of the assets and liabilities of Investors Life were transferred to Midland including the assets of Investors Life's Separate Account
D, which were merged into Midland's Separate Account C.
The merger of the Separate Account D assets into Midland's
Separate Account C was possible as the variable annuity insurance contracts were identical in all material respects to the contracts issued by Separate Account C.
This merger of separate account assets was structured so that there was no change in the rights and benefits of persons owning contracts with either separate accounts and no change in the net asset values held by the respective participants of either of the separate accounts.

2. Expense Charges:
The Company is compensated for certain expenses as described below. The rates of each applicable charge is described in the Separate Account's prospectus.
? A contract administration fee is charged to cover the Company's recordkeeping and other administrative expenses incurred to operate the Separate Account.
? A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.
? An annual charge is deducted from the Separate Account value at the end of each contract year, upon full withdrawal or at maturity.


2. Expense Charges, continued:
? A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the a stipulated number of years.



3. Purchases and Sales of Investment Securities:
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 1998, 1997, and 1996 were as follows:

                            1998                     1997                     1996
Portfolio           Purchases      Sales    Purchases   Sales       Purchases      Sales


Variable Insurance
  Products Fund:
 Money Market       $58,682,698 $52,428,084 $27,625,059 $26,449,130$21,770,832$20,184,322
 High Income          4,668,527   2,082,862   2,232,925     843,780  1,623,638    452,169
 Equity-Income        9,980,544   3,036,731   7,242,522   1,928,035  5,847,193  1,045,612
 Growth               8,654,016   2,709,812   5,841,516   2,007,309  6,383,402  1,085,482
 Overseas             1,235,489   1,463,514   1,628,137     617,620  1,433,148    638,294

Variable Insurance
  Products
  Fund II:
 Asset Manager        3,260,450   1,541,944   2,698,162     877,678  2,005,420    799,323
 Investment Grade
  Bond                3,291,279     620,021     794,153     302,555    729,557    220,402
 Index 500           12,815,098   3,593,428   6,785,096   1,978,193  3,217,072    415,814
 Contrafund           5,501,476   1,693,206   3,996,318     632,611  2,272,788    349,389
 Asset Manager
  Growth              2,250,687     550,446   1,796,206     225,801    839,710     72,475

Variable Insurance
  Products
  Fund  III:
 Balanced             1,566,172     222,531     496,055      55,752
 Growth & Income      3,879,201     482,899     762,183     107,025
 Growth Oppor-
  tunities            4,046,506     785,381     974,459      88,365

American Century
 Variable
  Portfolios, Inc.:
 Balanced               484,206      73,085     152,934         733
 Capital Apprecia-
  tion                  341,579      35,214     285,178     118,174
 International          827,915     101,335     388,860       1,762
  Value               1,564,861     321,438     542,142      17,201
 Income & Growth        136,991         199

Massachusetts
  Financial
  Services:
 Emerging Growth        116,572         398
 Growth & Income         28,365         681
 New Discovery            1,011
 Research               109,033         101

Lord, Abbett &
  Company:
 Growth & Income        155,023         872

                   $123,597,699 $71,744,182 $64,241,905$36,251,724 $46,122,760$25,263,282


4. Summary of Changes from Unit Transactions:
Transactions in units for the years ended December 31, 1998,
1997, and 1996 were as follows:
                               1998                   1997                  1996
       Portfolio        Purchases   Sales      Purchases   Sales    Purchases     Sales
Variable Insurance Products
  Fund:
 Money Market          4,894,728  4,397,734   2,382,178  2,297,883  1,965,259  1,835,459
 High Income             268,215    129,662     137,806     54,636    115,859     33,434
 Equity-Income           410,330    127,676     328,286     94,507    371,604     61,328
 Growth                  299,160    114,792     325,656    108,991    420,441     67,194
 Overseas                 58,771     94,783      93,231     38,350    115,187     50,402
Variable Insurance Products
  Fund II:
 Asset Manager           140,855     89,449     142,316     56,049    147,495     62,120
 Investment Grade Bond   253,553     45,832      62,875     24,519     64,302     19,022
 Index 500               510,263    137,304     339,992     99,007    211,021     25,537
 Contrafund              266,211     81,447     246,458     36,569    177,080     25,284
 Asset Manager Growth    105,393     26,976     117,819     12,810     63,374     5,275
Variable Insurance Products
  Fund  III:
 Balanced                123,529     17,078      44,550      4,849
 Growth & Income         278,633     32,237      63,719      8,842
 Growth Opportunities    300,626     55,963      83,073      7,147
American Century Variable
  Portfolios, Inc.:
 Balanced                 37,294      5,584      13,519
 Capital Appreciation     32,484      3,096      23,010      9,140
 International            63,698      7,241      34,978          5
 Value                   120,733     23,917      46,055      1,389
  Income & Growth         12,173
Massachusetts Financial Services:
 Emerging Growth          10,131         25
 Growth & Income           2,598         59
 New Discovery                85
 Research                  9,782
Lord, Abbett & Company:
 Growth & Income          14,108         56



5. Net Assets:
Net assets at December 31, 1998, consisted of the following:
                                    Accumulated
                                    Net Investment            Net
                         Capital                 Income and   Unrealized
                         Share                   Net Realized  Appreciation
Portfolio                Transactions            Gains       of Investments
Total

Variable Insurance Products Fund:


Money Market              $11,603,751      $870,119    $             $12,473,870
 High Income                5,829,806     1,016,821      (409,311)     6,437,316
 Equity-Income             19,547,276     3,851,414     3,731,928     27,130,618
 Growth                    16,428,846     4,164,011     7,114,704     27,707,561
 Overseas                   3,366,527       911,772       356,917      4,635,216

Variable Insurance Products Fund II:
 Asset Manager              6,743,596     2,157,015     1,093,979      9,994,590
 Investment Grade Bond      4,077,726       192,430       181,356      4,451,512
 Index 500                 17,349,894     2,170,509     4,358,391     23,878,794
 Contrafund                 9,220,366       970,103     2,753,858     12,944,327
 Asset Manager Growth       3,874,316       494,527       578,886      4,947,729

Variable Insurance Products Fund III:
 Balanced                   1,768,458        29,141       144,132      1,941,731
 Growth & Income            4,067,408        58,035       633,678      4,759,121
 Growth Opportunities       4,132,718        95,457       607,467      4,835,642

American Century Variable
  Portfolios, Inc.:
 Balanced                     543,941        17,355        27,308        588,604
 Capital Appreciation         469,101          (109)        4,587        473,579
 International              1,095,624        22,548        51,894      1,170,066
 Value                      1,731,181        49,953        10,445      1,791,579
 Income & Growth              136,493           329         8,364        145,186

Massachusetts Financial Services:
 Emerging Growth              116,276           (49)       10,742        126,969
 Growth & Income               27,716            68         1,525         29,309
 New Discovery                  1,011            84         1,095
 Research                     109,034           (89)        6,328        115,273

Lord, Abbett & Company:
 Growth & Income              154,398          (125)       (3,501)       150,772

                         $112,395,463   $17,071,235   $21,263,761   $150,730,459




The accompanying notes are an integral part of the financial statements.

4 The accompanying notes are an integral part of the financial statements.

6 The accompanying notes are an integral part of the financial statements.

7 The accompanying notes are an integral part of the financial statements.

7 The accompanying notes are an integral part of the financial statements.

8 The accompanying notes are an integral part of the financial statements.

9 Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements
19
Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements, Continued


NEWSPC98

C O N T E N T S

                                                                Page(s)
Report of Independent Accountants                                  1
Balance Sheets                                                     2
Statements of Income                                               3
Statements of Stockholder's Equity                                 4
Statements of Cash Flows                                          5-6
Notes to Financial Statements                                     7-23






Report of Independent Accountants

The Board of Directors and Stockholder

Midland National Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, stockholder's equity, and cash flows present fairly, in all material respects, the financial position of Midland National Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




March 10, 1999

Midland National Life Insurance Company
Balance Sheets
as of December 31, 1998 and 1997
(Amounts in thousands, except share and per share amounts)

ASSETS                                                1998       1997

Investments:
   Fixed maturities                                $2,281,730 $2,420,977
   Equity securities                                  327,309    145,156
   Policy loans                                       213,267    202,129
   Short-term investments                             280,943    636,280
   Other invested assets                               37,076     29,329

      Total investments                             3,140,325  3,433,871

Cash                                                      754      2,384
Accrued investment income                              38,555     37,980
Deferred policy acquisition costs                     417,164    416,767
Present value of future profits of
acquired businesses                                    31,162     40,397
Other receivables and other assets                     14,407     28,045
Separate accounts assets                              249,145    139,072

      Total assets                                 $3,891,512 $4,098,516

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Policyholder account balances                   $2,307,893 $2,401,302
   Policy benefit reserves                            419,615    419,131
   Policy claims and benefits payable                  30,393     33,839
   Federal income taxes                                20,566     36,088
   Other liabilities                                  100,867     90,102
   Security lending liability                          50,500    308,125
   Separate account liabilities                       249,145    139,072

      Total liabilities                             3,178,979  3,427,659

Commitments and contingencies

Stockholder's equity:
   Common stock, $1 par value, 2,549,439 shares
   authorized, 2,548,878 shares outstanding             2,549      2,549
   Additional paid-in capital                          33,707     33,707
   Accumulated other comprehensive income              26,826     30,838
   Retained earnings                                  649,629    603,763
   Less treasury stock (561 shares), at cost             (178)

      Total stockholder's equity                      712,533    670,857

      Total liabilities and stockholder's equity   $3,891,512 $4,098,516


Midland National Life Insurance Company
Statements of Income
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)

                                             1998      1997       1996

Revenues:
   Premiums                                $94,495   $98,668    $101,423
   Interest sensitive life and
   investment product charges              159,115   157,423     150,839
   Net investment income                   224,939   188,650     173,583
   Net realized investment (losses)
   gains                                    (6,489)    3,561       6,839
   Net unrealized gains (losses) on
   trading securities                        2,847      (641)      6,200
   Other income                              3,157     2,565       4,362
      Total revenue                        478,064   450,226     443,246
Benefits and expenses:
   Benefits incurred                       137,313   146,227     151,208
   Interest credited to policyholder
   account balances                        133,529   111,333     103,618
      Total benefits                       270,842   257,560     254,826
Operating expenses (net of
commissions and other expenses
deferred)                                   47,549    44,130      43,243
Amortization of deferred policy
acquisition costs and present
      value of future profits of
      acquired businesses                   66,189    56,954      53,316
      Total benefits and expenses          384,580   358,644     351,385
Income before income taxes                  93,484    91,582      91,861
Income tax expense                          32,618    33,053      31,821
      Net income                           $60,866   $58,529     $60,040


Midland National Life Insurance Company
Statements of Stockholder's Equity
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)
                                                                Accumulated
                                       Additional                  Other                Less       Total
                                  Common Paid-in Comprehensive Comprehensive Retained Treasury Stockholder's
                                  Stock  Capital     Income        Income    Earnings   Stock     Equity

Balance at January 1, 1996        $2,549  $33,707                 $31,027  $510,194               $577,477
Comprehensive income:
   Net income                                         $60,040                60,040                 60,040
  Other comprehensive income:
     Net unrealized loss on available-for-sale
     investments                                      (12,202)  (12,202)                           (12,202)

Total comprehensive income                             $47,838

Balance at December 31, 1996        2,549   33,707                18,825     570,234                625,315

Comprehensive income:
  Net income                                            58,529                58,529                 58,529
  Other comprehensive income:
     Net appreciation on available-for-sale investments 12,013    12,013                             12,013

     Total comprehensive income                        $70,542

Dividends paid on common stock                                               (25,000)              (25,000)

Balance at December 31, 1997        2,549   33,707                30,838      603,763               670,857

Comprehensive income:
  Net income                                            60,866                 60,866                60,866
  Other comprehensive income:
     Net unrealized loss on available-for-sale
     investments                                        (4,012)   (4,012)                           (4,012)

     Total comprehensive income                         $56,854

Dividends paid on common stock                                                 (15,000)            (15,000)
Repurchase of minority interest shares                                                       (178)    (178)

Balance at December 31, 1998         $2,549   $33,707             $26,826      $649,629     $(178) $712,533




Midland National Life Insurance Company
Statements of Cash Flows
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)

                                                     1998       1997       1996
Cash flows from operating activities:
 Net income                                        $60,866    $58,529    $60,040
 Adjustments to reconcile net income to net cash
  provided by operating activities:
   Amortization of deferred policy acquisition costs
    and present value of future profits of acquired
    business                                       66,189     56,954     53,316
   Net amortization of premiums and discounts on
    investments                                     4,325      2,699      5,532
   Policy acquisition costs deferred              (54,611)   (50,363)   (65,285)
   Net realized investment (gains) losses           6,489     (3,561)    (6,839)
   Net unrealized (gains) losses on
    trading securities                            (2,847)       641     (6,200)
   Net proceeds from (cost of) trading
    securities                                   (37,769)    99,850      5,788
   Deferred income taxes                         (10,849)    (5,421)    12,177
   Net interest credited and product charges on
    charges on universal life and
    investment policies                          (25,586)   (46,090)   (47,221)
   Changes in other assets and liabilities:
     Net receivables and payables                 22,190    (13,946)    32,863
     Policy benefits                               8,397     15,826     26,185
     Other                                         1,173        122       (277)

   Net cash provided by operating
   activities                                     37,967    115,240     70,079

Cash flows from investing activities:
 Proceeds from investments sold, matured or repaid:
  Fixed maturities                             1,405,391  1,217,086  1,422,426
  Equity securities                              304,589    137,510    129,827
  Other invested assets                            2,601        941      2,055
 Cost of investments acquired:
  Fixed maturities                            1,281,839) (1,791,522)(1,569,779)
  Equity securities                            (451,181)  (144,862)  (145,096)
  Other invested assets                         (10,346)   (11,702)   (14,245)
 Net change in policy loans                     (11,138)    (9,995)   (11,295)
 Net change in short-term investments           355,337     93,875    (18,748)
 Net change in security lending                (257,625)   308,125
 Payment for purchase of insurance business, net of
  cash acquired                                 (1,026)    23,939

  Net cash provided by (used in)
  investing activities                          54,763   (176,605)  (204,855)

Midland National Life Insurance Company
Statements of Cash Flows, Continued
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)
                                                 1998      1997       1996
Cash flows from financing activities:
  Receipts from universal life
  and investment products                      317,398    280,164    285,569
  Benefits paid on universal life
  and investment products                     (396,580)  (194,993)  (156,514)
  Dividends paid on common stock               (15,000)   (25,000)
  Repurchase of minority interest shares          (178)

    Net cash provided by (used in)
    financing activities                       (94,360)    60,171    129,055

Increase (decrease) in cash                     (1,630)    (1,194)    (5,721)

Cash at beginning of year                        2,384      3,578      9,299

Cash at end of year                                754      2,384      3,578

Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Interest                                      $119       $143      $166
    Income taxes, paid to parent                45,980     42,749    16,772

  Noncash operating, investing and financing
    Policy loans, receivables and other assets
    received in assumption reinsurance
    agreements                                      70     38,044



1. Summary of Significant Accounting Policies:
Organization:
Midland National Life Insurance Company ("Midland" or the "Company") is a wholly-owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Midland operates predominantly in the individual life and annuity business of the life insurance industry. The Company is licensed to operate in 49 states and the District of Columbia.
Basis of Presentation:
Effective May 31, 1996, Midland sold its wholly-owned subsidiary, North American Management, Inc. ("NAM"), to an unrelated party for a net consideration which approximated the net equity of NAM at May 31, 1996. The operations of the subsidiary, which were included through May 31, 1996, were not material to the financial statements.
On January 2, 1997, Investors Life Insurance Company of Nebraska was merged into Midland. Since this wholly-owned subsidiary was previously consolidated with Midland, this merger had no impact on the financial statements of Midland.
In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates. The following are the more significant elements of the financial statements affected by the use of estimates and assumptions:
 - Investment values.
 - Deferred policy acquisition costs.
 - Present value of future profits of acquired business.
 - Policy benefit reserves and claims reserves.
- Fair value of financial instruments.
-
The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.


1. Summary of Significant Accounting Policies, continued:
Investments:
The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held to maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held to maturity or as trading securities are classified as "available for sale". Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company has no securities classified as held-to-maturity.

Trading securities are held for resale in anticipation of short-term market movements. The Company's trading securities are stated at market value. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the statements of cash flows.

Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains.
Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows. For CMO's and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

Policy loans and other invested assets are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.

Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.


1. Summary of Significant Accounting Policies, continued:
Investments, continued:

When a decline in value of an investment is determined to be other than temporary, the specific investment is carried at estimated realizable value and its original book value is reduced to reflect this impairment. Such reductions in book value are recognized as realized investment losses in the period in which they were written down.

Recognition of Traditional Life, Health, and Annuity Premium Revenue and Policy Benefits:
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range from 6.5% to 11%.

Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts (Interest Sensitive Policies):
Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest credited to the account balances.

Policy reserves for universal life and other interest-sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 3% to 6.5% in 1998, 3.75% to 6.75% in 1997 and 3% to 7% in 1996. For certain contracts these crediting rates extend for periods in excess of one year.


1. Summary of Significant Accounting Pollicies, continued:
Deferred Policy Acquisition Costs:
Policy acquisition costs which vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.
Deferred costs related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.

Deferred costs related to interest sensitive policies are being amortized over the lives of the policies (up to 25 years) in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.

Policy acquisition costs deferred and amortized for years ended
December 31 are as follows:
                                          1998      1997       1996

Deferred policy acquisition costs,
 beginning of year                       416,767   427,218    410,051

Commissions deferred                      44,072    40,660     55,005
Underwriting and acquisition expenses
 deferred                                 10,539    9,703      10,280
Change in offset to unrealized gains
 and losses                                3,766    (8,710)        92
Amortization                             (57,980)  (52,104)   (48,210)

Deferred policy acquisition costs,
 end of year                             417,164   416,767    427,218

To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired business had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses.

Present Value of Future Profits of Acquired Business:
The present value of future profits of acquired business ("PVFP") represents the portion of the purchase price of a block of business which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:


1. Summary of Significant Accounting Policies, continued:
Present Value of Future Profits of Acquired Business, continued:

                                         1998      1997       1996

Balance at beginning of year             40,397    21,308     26,414

Value of in-force acquired                         23,939
Adjustment to purchase price             (1,026)
Amortization                             (8,209)   (4,850)    (5,106)

Balance at end of year                   31,162    40,397     21,308

Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 18 percent of the December 31, 1998 balance of PVFP in 1999, 15 percent in 2000, 12 percent in 2001, 10 percent in 2002, and 9 percent in 2003. The interest rates used to determine the amortization of the PVFP purchased ranged from 5.5 percent to 6.5 percent.

Policy Claims and Benefits Payable:
The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

Federal Income Taxes:
The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by the Parent. Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Separate Account:
Separate account assets and liabilities represent funds held for the exclusive benefit of variable universal life and annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. Operations of the separate accounts are not included in these financial statements.


1. Summary of Significant Accounting Policies, continued:
Comprehensive Income:
During 1998, the Company adopted Statement of Financial Accounting Standard No. 130, "Reporting Comprehensive Income." The standard requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

Comprehensive income for the Company includes net income and unrealized gains and losses (other comprehensive income) on available-for-sale securities. The adoption of this statement does not impact the overall financial position or stockholder's equity of the Company.

Security Lending:
The Company periodically enters into agreements to sell and repurchase securities. Securities out on loan are required to be 100% collateralized. Short-term investments of $50,500 and the related liability representing the collateral received is reflected on the balance sheets as of December 31, 1998.

Treasury Stock:
During the fourth quarter of 1998, the Company purchased its remaining outstanding minority shares from the lone minority shareholder for $178. The shares are retained as treasury stock as a reduction to stockholder's equity.

2. Fair Value of Financial Instruments:
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Short-Term Investments, Policy Loans and Other Invested
Assets:
The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

Investment Securities:
Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.


2. Fair Value of Financial Instruments, continued:
Investment-Type Insurance Contracts:
Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.

These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The carrying value and estimated fair value of the Company's financial instruments are as follows:

                             December 31, 1998     December 31, 1997
                            Carrying  Estimated   Carrying  Estimated
                             Value    Fair Value   Value    Fair Value
Financial assets:
 Fixed maturities,
  available-for-sale       $2,281,730 $2,281,730 $2,420,977 $2,420,977
 Equity securities,
  available-for-sale          221,325    221,325     78,950     78,950
 Equity securities,
  trading                     105,984    105,984     66,206     66,206
 Policy loans                 213,267    213,267    202,129    202,129
 Short-term investments       280,943    280,943    636,280    636,280
 Other investments             37,076     37,076     29,329     29,329

Financial liabilities:
 Investment-type insurance
 Contracts                    866,000    850,000  1,011,000    989,000

3. Investments and Investment Income:
Fixed Maturities and Equity Security Investments:
The amortized cost and estimated fair value of fixed maturities and equity securities classified as available for sale are as follows:
                                            December 31, 1998
                                           Gross      Gross
                                         Unrealized Unrealized Estimated
                               Amortized   Holding    Holding     Fair
                                 Cost       Gains      Losses    Value
Fixed maturities:
U.S. Treasury and other U.S.
Government corporations
and agencies                      $208,581  $14,285     $378    $222,488
Corporate securities             1,052,442   30,366   15,546   1,067,262
Mortgage-backed securities         955,785   22,225    1,093     976,917
Other debt securities               14,861      225       23      15,063

Total fixed maturities           2,231,669   67,101   17,040   2,281,730

Equity securities                  209,952   15,403    4,030     221,325

Total available for sale        $2,441,621  $82,504  $21,070  $2,503,055

                                           December 31, 1997

                                           Gross      Gross
                                         Unrealized Unrealized Estimated
                               Amortized   Holding    Holding     Fair
                                 Cost       Gains      Losses    Value
Fixed maturities:
U.S. Treasury and other U.S. Government corporations

and agencies                     $625,958    $9,232     $266    $634,924
Obligations of U.S. states and political
subdivisions                        3,201       147                3,348
Corporate securities              660,172    30,234      577     689,829
Mortgage-backed securities      1,055,140    22,159      109   1,077,190
Other debt securities              14,861       826        1      15,686

Total fixed maturities          2,359,332    62,598      953   2,420,977

Equity securities                  69,221    10,433      704      78,950

Total available for sale       $2,428,553   $73,031   $1,657  $2,499,927

The cost of the equity securities classified as trading securities are $103,798 and $66,867, respectively at December 31, 1998 and December 31, 1997.


3. Investments and Investment Income, continued:
Fixed Maturities and Investment Security Investments, continued:
The unrealized appreciation on the available-for-sale securities in 1998 and 1997 is reduced by deferred policy acquisition costs and deferred income taxes and is reflected as accumulated other comprehensive income in the statements of stockholder's equity:

                                                      1998       1997

Gross unrealized appreciation                       $61,434     $71,374
Deferred policy acquisition costs                   (20,164)    (23,930)
Deferred income taxes                               (14,444)    (16,606)

Accumulated other comprehensive income              $26,826     $30,838

The other comprehensive income in 1998 and 1997 is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities and equity security investments arising during the period less the realized gains (losses) included in income, deferred policy acquisition costs and deferred income taxes as follows:
                                           1998        1997        1996
Unrealized holding gains (losses) arising in the
current period:
Fixed maturities                        $(11,399)    $27,096    $(12,860)
Equity securities                         (5,025)      3,571         759
Less reclassification adjustment for (gains)
losses released into income                6,484      (3,476)     (6,851)
Less DAC impact                            3,766      (8,710)         92
Less deferred income tax effect            2,162      (6,468)      6,658

Net other comprehensive income           $(4,012)    $12,013    $(12,202)

The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 1998, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


3. Investments and Investment Income, continued:
Fixed Maturities and Investment Security Investments, continued:
                                                            Estimated
                                        Amortized Cost      Fair Value

Due in one year or less                     $66,556           $67,164
Due after one year through five years        94,231            96,047
Due after five years through ten years      297,052           313,506
Due after ten years                         818,045           828,096
Securities not due at a single
maturity date (primarily mortgage-
backed securities)                          955,785           976,917

Total fixed maturities                   $2,231,669        $2,281,730

Investment Income and Investment Gains (Losses):
Major categories of investment income are summarized as follows:

                                         1998        1997        1996
Gross investment income:
Fixed maturities                       $173,475    $148,640    $126,733
Equity securities                        22,563      13,831      22,202
Policy loans                             15,331      11,891      10,327
Short-term investments                   24,308      20,594      16,946
Other invested assets                     2,730         824         553

Total gross investment income           238,407     195,780     176,761

Investment expenses                      13,468       7,130       3,178

Net investment income                  $224,939    $188,650    $173,583

The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                                     1998            1997                   1996
                                        Unrealized -               Unrealized -                Unrealized -
                                          Trading                    Trading                      Trading
                            Realized     Securities    Realized     Securities      Realized     Securities

   Fixed maturities            $185                     $2,934         $195          $8,047          $(438)
   Equity securities         (6,669)         2,847         542         (836)         (1,196)         6,638
   Other                         (5)                        85                          (12)

      Net investment gains
      (losses)              $(6,489)        $2,847      $3,561        $(641)         $6,839         $6,200


	3.	Investments and Investment Income, continued:
Investment Income and Investment Gains (Losses), continued:
Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 1998, 1997, and 1996 were as follows:


                                               1998                 1997                    1996
                                         Fixed                 Fixed                  Fixed
                                      Maturities   Equity   Maturities   Equity    Maturities    Equity

   Proceeds from sales                 $744,300   $304,589   $801,246   $136,085   $1,020,090   $106,354
   Gross realized gains                   7,527        442      3,757      1,977       10,418        787
   Gross realized losses                  7,313      6,303      3,213        887        5,030      1,954

Other:
At December 31, 1998, and 1997, securities amounting to approximately $14,993 and $14,366, respectively, were on deposit with regulatory authorities as required by law.
At December 31, 1998, and 1997, the Company entered into repurchase agreements with brokerage firms totaling $50,500 and $308,125, respectively.
The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholder's equity at December 31, 1998, except for the following investment with the following carrying value:

Residential Funding        $75,527

4. Income Taxes:
The significant components of the provision for Federal income taxes are as follows:
                                         1998        1997        1996

Current                                $43,467     $38,474     $19,644
Deferred                               (10,849)     (5,421)     12,177

Total federal income tax expense       $32,618     $33,053     $31,821



4. Income Taxes, continued:
Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:
                                             1998      1997        1996

At statutory federal income tax rate       $32,720   $32,054     $32,151
Dividends received deductions                 (191)     (514)     (1,391)
Other, net                                      89      1,513      1,061

Total federal income tax expense           $32,618    $33,053    $31,821

The federal income tax liability as of December 31 is comprised of the following:
                                                      1998         1997

Net deferred income tax liability                   $21,470      $34,480
Income taxes currently (receivable) due                (904)       1,608

Federal income tax liability                        $20,566      $36,088

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:

                                                       1998       1997

Deferred tax liabilities:
Present value of future profits of acquired business  $10,907    $14,139
Deferred policy acquisition costs                      99,192    100,989
Investments                                            22,154     27,245
Other                                                     906
Total deferred income tax liabilities                 132,253    143,279

Deferred tax assets:
Policy liabilities and reserves                       108,973    108,799
Other                                                   1,810
Total gross deferred income tax assets                110,783    108,799

Net deferred income tax liability                     $21,470    $34,480

Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that such events are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $66,000 balance in the policyholders' surplus account at December 31, 1998.


5. Reinsurance:
The Company is involved in both the cession and assumption of reinsurance with other companies.  Reinsurance premiums and
claims ceded and assumed for the years ended December 31 are as follows:
                               1998            1997             1996
                          Ceded  Assumed  Ceded  Assumed   Ceded  Assumed

Premiums                 $20,280  $6,106 $17,081  $7,971  $13,759  $7,116
Claims                    11,495   5,954   8,683   4,472   12,170   6,068

The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement.

Effective in 1996, the Company assumed certain policy risks from its affiliate, North American Company for Life and Health Insurance, and its subsidiaries. The company fulfilled its obligation on this assumption contract and was released of this risk effective December 31, 1998. The Company has reflected risk and profit charges of $729 and $1,119 in other income in 1997 and 1996, respectively, under the terms of the reinsurance contract. Effective October 31, 1997, Midland acquired, via assumption reinsurance, a block of life and annuity business. Under the assumption agreement, the Company assumed approximately $574,310 of life and annuity reserves which is reflected in the liabilities for future policy benefits and received $550,371 of assets which was net of $23,939 of PVFP. The PVFP asset is being amortized principally over periods up to 25 years in relation to the present value of expected gross profits. The assets acquired included approximately $511,877 in cash and short term instruments, $38,044 in policy loans and $450 of other assets.
In accordance with the agreement, the final purchase price was determined in 1998 which reduced the PVFP asset to $22,913 and the life and annuity reserves assumed to $573,284.

6. Statutory Financial Data and Dividend Restrictions:
The Company is domiciled in South Dakota and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


6. Statutory Financial Data and Dividend Restrictions, continued:
Generally, the net assets of the Company available for distribution to its shareholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The company paid a stockholder dividend of $15,000 and $25,000 in 1998 and 1997, respectively. The maximum amount of dividends payable in 1999 without prior approval of regulatory authorities is approximately $60,000.
The statutory net income of the Company for the years ended December 31, 1998 and 1997 is approximately $75,000 and $65,000, respectively, and capital and surplus at December 31, 1998 and 1997 is approximately $384,000 and $323,000, respectively, in accordance with statutory accounting principles.

7. Employee Benefits:
The Company participates in qualified pensions and other postretirement benefit plans sponsored by SEI. The Company also provides certain post-retirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status over the two-year period ended December 31, 1998. The amounts reflect an allocation of the Company's portion of the SEI plan:

                                 Pension Benefits       Other Benefits
                                 1998       1997       1998        1997

Benefit obligation at
December 31                     $6,420     $4,678     $1,718      $2,203
Fair value of plan assets at
December 31                      3,642      3,176

Funded status at December 31   $(2,778)   $(1,502)   $(1,718)    $(2,203)

Accrued benefit liability
recognized in financial
statements                        $616        $92     $1,650      $1,751


7. Employee Benefits, continued:
The Company's post-retirement benefit plan is not funded;
therefore, it has no plan assets.
The amounts of contributions made to and benefits paid from the plan are as follows:
                                    Pension Benefits     Other Benefits
                                    1998       1997      1998      1997

 Employer contributions             $          $         $227      $172
 Employee contributions                                    56        56
 Benefit payments                    197        444       283       228

The following table provides the net periodic benefit cost for the years ended 1998, 1997 and 1996:

                               Pension Benefits   Other Benefits
                               1998  1997  1996  1998  1997  1996

Net periodic benefit costs    $524  $360  $263  $126  $179  $164

The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:

                                     Pension Benefits    Other Benefits
                                      1998       1997     1998     1997
Weighted-average assumptions
as of December 31:
Discount rate                        7.00%      7.25%    7.00%    7.25%
Expected return on plan
assets                               8.75%      8.75%      N/A      N/A
Rate of compensation
increase                             4.25%      4.25%      N/A      N/A

For measurement purposes, a 6.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998. The rate was assumed to decrease gradually each year to a rate of 4.5% for 2006 and remain at that level thereafter.
The Company also participates in a noncontributory Employee Stock Ownership Plan (ESOP) which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The expense for 1998, 1997, and 1996 was $1,725, $1,920, and $1,700, respectively. All contributions to the ESOP are held in trust.


8. Commitments and Contingencies:
Lease Commitments:
Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds are collateralized by $2,571 of Midland's investments in government bonds. The lease includes a purchase option under which Midland may repurchase the building upon repayment of all bonds issued. The lease terms provide for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.

The Company also leases certain equipment. Rental expense on operating leases amounted to $1,511, $1,208 and $1,048 for the years ended December 31, 1998, 1997, and 1996, respectively. The minimum future rentals on capital and operating leases at December 31, 1998, are as follows:

 Year Ending December 31          Capital       Operating       Total

         1999                     $513           $1,823        $2,336
         2000                     489            1,827         2,316
         2001                     466            1,448         1,914
         2002                     442            191           633
         2003                                    191           191
         Thereafter                              705           705

Total    1,910                    $6,185         $8,095

Less amount representing interest       210

Present value of amounts due
under capital leases                   $1,700

Other Contingencies:
The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance; however, in the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.


9. Other Related Party Transactions:
The Company pays fees to SEI under management contracts.  The
Company was charged $1,552, $1,530 and  $1,458 in 1998, 1997, and
1996, respectively, related to these contracts.

The Company pays investment management fees to an affiliate
(Midland Advisors Company). Net fees related to these services were $1,855, $1,425 and $1,339 in 1998, 1997 and 1996, respectively.

The Company provided certain insurance and non-insurance services to North American Company for Life and Health Insurance ("North American"), beginning in 1997. The Company was reimbursed $1,465 and $488 in 1998 and 1997, respectively, for the costs incurred to render such services.

The Company sold certain securities to North American at the current market value of $15,856, incurring a realized loss of $2,736 in 1998. In addition the Company acquired securities totaling $22,679 from North American

10. Subsequent Event:
Effective January 4, 1999, the Company received a contribution from SEI totaling $64,000. These funds were then applied to purchase substantially all of the assets of Parkway Mortgage Inc. ("Parkway"), a mortgage broker. In addition, the Company agreed to assume responsibility for the warehouse line-of-credit to fund loan originations.





The accompanying notes are an integral part of the financial statements.



The accompanying notes are an integral part of the financial statements.


The accompanying notes are an integral part of the financial statements.



Midland National Life Insurance Company
Notes to Financial Statements
(Amounts in thousands)

Midland National Life Insurance Company
Notes to Financial Statements, Continued
(Amounts in thousands)

NEWMGP98

Part C.

Item 24.

 (a)  Financial Statements

    Financial statements are included in Part B of the Registration Statement.

 (b)  Exhibits:

      (1) Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate Account C. (2)

      (2)  Not Applicable

      (3)  (a)  Principal Underwriting Agreement between Midland
                National Life Insurance Company and Walnut Street
                Securities (2)
           (b)  Registered Representative Contract  (2)

      (4)  (a)  Form A053A1 Flexible Premium Deferred Variable Annuity
                Contract (2)
           (b)  Maturity Date Endorsement for Qualified Contracts  (2)
           (c)  Endorsement for Tax Sheltered Annuity  (2)
           (d)  Form A057A1 Flexible Premium Deferred Variable Annuity
                Contract (2)

      (5) (a) Form of Application for Flexible Premium Deferred Variable Annuity Contract A053A1 and A057A1 (2)
          (b)  Supplement to Application  (2)

      (6) (a) Articles of Incorporation of Midland National Life Insurance Company (2)
          (b)  By-laws of Midland National Life Insurance Company  (2)

      (7) Not Applicable

      (8) (a) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity VIP I and VIP II (2)

          (b) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity VIP III (2)

          (c) Form of Participation Agreement between Midland National Life Insurance Company and American Century Investment Services Inc. (2)

          (d) Participation Agreement for Massachusetts Financial
              Variable Insurance Trusts. (3)

          (e) Participation Agreement for Lord Abbett Series
              Funds, Inc. (3)

      (9) Opinion and Consent of Counsel (2)

     (10) (a)  Consent of Counsel (3)
          (b)  Consent of Independent Auditors (3)

     (11) Not Applicable

     (12) Not Applicable

     (13) Performance Data Calculations (1)

(1) Filed with Post-effective Amendment #2 of this form N-4 Registration Statement, file number 33-64016 (April 30, 1995).
(2) Filed with Post-effective Amendment #6 of this form N-4 Registration Statement, file number 33-64016 (April 30, 1998).
(3)  Filed herewith.

Item 25.

          Below is a list of our directors and executive officers.



Directors

Name and                Position with     Principal Occupation
Business Address        Midland           During Past Five Years


Michael M. Masterson    Chairman of the   Chairman of the Board (March 1999 to
Midland National Life   Board, Chief      present) Chief  Executive Officer and
One Midland Plaza       Executive Officer President (March 1997 to present)
Sioux Falls, SD 57193   and President     President and Chief Operating
                                          Officer (March 1996 to February
                                          1997), Executive Vice President-
                                          Marketing (March 1995 to February
                                          1996), Midland National Life
                                          Insurance Company; Vice President-
                                          Individual Sales (prior thereto)
                                          Northwestern National Life

Russell A. Evenson      Senior Vice       Senior Vice President and Chief
Midland National Life   President and     Actuary (March 1996 to present),
One Midland Plaza       Chief Actuary     Senior Vice President and Actuary
Sioux Falls, SD 57193                     (prior thereto), Midland National
                                          Life Insurance Company



John J. Craig, II       Executive         Executive Vice President (January
Midland National Life   Vice President    19998 to present), Midland National
One Midland Plaza                         Life Insurance Company; Senior Vice
Sioux Falls, SD 57193-0001                President and Chief Financial Officer
                                          (October 1993 to 1998), Midland
                                          National Life Insurance Company;
                                          (January 1996 to present), Briggs
                                          ITD Corp.; Treasurer (March 1996
                                          to present), Sammons Financial
                                          Holdings, Inc.; Treasurer
                                          (November 1993 to present), CH
                                          Holdings; Treasurer (November
                                          1993 to present), Consolidated
                                          Investment Services, Inc.;
                                          Treasurer (November 1993 to
                                          present), Richmond Holding
                                          Company, L.L.C.; Partner (prior
                                          thereto), Ernst and Young.


Steven C. Palmitier     Senior Vice       Senior Vice President and Chief
Midland National Life   President and     Marketing Officer (August 1996
One Midland Plaza       Chief Marketing   to present), Midland National
Sioux Falls, SD 57193   Officer           Life Insurance Company; Senior
                                          Vice President-Sales (prior
                                          thereto), Penn Mutual Life
                                          Insurance


Robert W. Korba           Board of        President and Director (since
Sammons Enterprises, Inc  Directors       1988), Sammons Enterprises, Inc.
300 Crescent CT           Member
Dallas, TX 75201

Executive Officers (other than Directors)


E John Fromelt          Chief             Chief Investment Officer (since
Midland National Life   Investment        1990), Midland National Life
One Midland Plaza       Officer           Insurance Company; President
Sioux Falls, SD 57193                     since August 1995), Midland
                                          Advisors Company; Chief
                                          Investment Officer (1996 to
                                          present), North American Company
                                          for Life and Health

Stephen P. Horvat, Jr.  Senior Vice       Senior Vice President (January
Midland National Life   President         to present), Midland National
Insurance Company                         Life Insurance Company; Shareholder
                                          (June 1996 to December 1997),
                                          Sorling Law Firm; Senior Vice
                                          President, General Counsel and
                                          Secretary (prior thereto), Franklin
                                          Life Insurance Company

Gary J. Gaspar          Senior Vice       Senior Vice President and Chief
North American          President &       Information Officer (August 1998
Company for Life &      Chief             to present), Midland National Life
Health Insurance        Information       Insurance Company; Senior Vice
222 South Riverside     Officer           Information Systems Officer (1985
Chicago, IL 60606-5929                    to present; North American Company
                                          for Life and Health Insurance



Jack L. Briggs          Vice President,   Vice President, Secretary and
Midland National Life   Secretary, and    General Counsel (since 1978),
                        General Counsel   Midland National Life Insurance
                                          Company

Gary W. Helder          Vice President-   Vice President-Policy
Midland National Life   Policy            Administration (since 1991),
                        Administration    Midland National Life Insurance
                                          Company

Robert W. Buchanan      Vice President-   Vice President-Marketing
Midland National Life   Marketing         Services (March 1996 to
                        Services          present), Second Vice President-
                                          Sales Development (prior
                                          thereto), Midland National Life
                                          Insurance Company

Thomas M. Meyer         Vice President    Vice President and Chief Financial
Midland National Life   and Chief         Officer (January 1998 to present),
                        Financial Officer Second Vice President and Controller
                                          (1995 to 1998), Midland National Life
                                          Insurance Company

Julia B. Roper          Vice President &   Vice President and Chief Compliance
North American          Chief Compliance   Officer (August 1998 to present),
Company for Life &      Officer            Midland National Life Insurance
Health Insurance                           Company; Vice President & Chief
222 South Riverside                        Compliance Officer (September 1997
Chicago, IL 60606-5929                     to present), North American Company
                                           for Life & Health Insurance;
                                           Assistant Vice President (prior
                                           Thereto), CAN Insurance Companies

Joseph B. Moran          Vice President    Vice President - Parkway Mortgage
Parkway Mortgage         Parkway Mortgage  Division (January 1999 to present),
1700 Galloping Hill Road  Division         Midland National Life Company;
Kenilworth, NJ 07033                       Executive Vice President (prior
                                           Thereto), Parkway Mortgage Inc.

James T. Fehon           Vice President    Vice President - Parkway Mortgage
Parkway Mortgage         Parkway Mortgage  Division (January 1999 to present),
1700 Galloping Hill Road  Division         Midland National Life Insurance
Kenilworth, NJ 07033                       Company; Executive Vice President
                                           (prior thereto), Parkway Mortgage,
                                            Inc.






Item 26. Persons Controlled by or Under Common Control With the Depositor.

 The Depositor, Midland National Life Insurance Company (Midland) is a subsidiary of Sammons Enterprises, Incorporated. The Registrant is a segregated asset account of Midland.

 The following indicates the persons controlled by or under common control with Midland:

 Estate of Charles A. Sammons
 I. Sammons Enterprises, Inc. (Delaware Corp) 82.42%

 II. COMMUNICATIONS - Sammons Communications, Inc. (Delaware Corp) 100% Sammons Communications of New Jersey, Inc. (New Jersey Corp) 100% Oxford Valley Cable Vision, Inc. (Pennsylvania Corp) 88%
         SGS, Inc. (Delaware Corp.) 100%
         Sammons Communication of Pennsylvania, Inc. (Delaware Corp) 100%

III. Consolidated Investment Services Inc. (Nevada Corp) 100%
         Richmond Holding Company, LLC (Delaware LLC) 5%

      A. Financial Services
         Sammons Financial Holdings, Inc. (Delaware Corp) 100%
           Midland National Life Insurance Company (South Dakota Corp) 100%
                (FEDID #46-0164570 NAIC CO Code 66044 SD)
           NACOLAH Holding Corporation (Delaware Corp) 100%
                (FEDID #36-412699)
            Institutional Founders Life Insurance Company (Ill. Corp.) 100%,
                FEDID No. 36-3508234, NAIC Co. Code 85707, Group Code 0431 IL
             North American Company for Life & Health Insurance (Ill.Corp)100%
                FEDID No. 36-2428931, NAIC Co. Code 66974, Group Code 0431 IL
              North American Company for Life & Health Insurance of
                New York (New York Corp.), 100%
                FEDID No. 361556010, NAIC Co. Code 91286, Group Code 0431 NY
              NACOLAH Life Insurance Company (Ill. Corp.) 100%
                FEDID No. 36-3723034, NAIC Co. Code 85456, Group Code 0431 IL
              NAC Holdings, Inc. (Delaware Corp.) 100%
              NACOLAH Ventures, L.L.C. (Delaware Corp.), FEDID No. 36-3495904 Midland Advisors Company (South Dakota Corp.) 100%
           Parkway Holdings, Inc. (Delaware Corp) 100%
              Sammons Mortgage, Inc.  (Delaware Corp.) 100%

         B. ALLIED
         CH Holdings Inc. (Delaware Corp) 100%
         Sammons Corporation (Texas Corp) 100%
         Otter, Inc.  (Oklahoma Corp.) 100%
         Cathedral Hill Hotel, Inc. (Delaware Corp) 100%
          GBH Venture Co., Inc. (Delaware Corp.) 100%
         Grand Bahama Hotel Company (Delaware Corp) 100%
             Jack Tar Grand Bahama Limited (Bahama Corp) 100%

      C. WATER
         Mountain Valley Spring Company (Arkansas Corp) 100%
         Water Lines Inc. (Arkansas Corp) 100%

      D. SUPPLY AND SERVICE
         Sammons Distribution Holdings, Inc. (Delaware Corp.) 100% Vinson Supply Company (Delaware Corp) 100%
            Vinson Supply (UK) LTD. (United Kingdom Corp) 50%
            Myron C. Jacobs Supply Company (Oklahoma Corp) 100%
            Composite Thread Protectors, Inc. (Pennsylvania Corp) 100% Vinson Supply de Mexico S.A. de C.V. (Mexico Corp) 98%

         Briggs-Weaver Inc. (Delaware Corp) 100%
            TMIS Inc. (Texas Corp) 100%
               Briggs-Weaver de Mexico S.A. de C.V. (Mexico Corp) 2%
            B-W Max, Inc. (Delaware Corp)100%
               Abastecedora de Services Indutriales y Productos S.A.
                    de C.V.  (ASPI) (Mexico Corp.)
               Personal Para Services Intogrados de Mexico
                    S.A. (Personal) (Mexico Corp)
               Especialistas en Systems de Distribucion  Industrial
                    S.A. de C.V. (ESDI) (Mexico Corp.)
               Especialistas en Procuramiento Industrial
                    S.A. de C.V. (EPI) (Mexico Corp.)
            Sealing Specialists of Texas, Inc. (Texas Corp) 100%

      E. Equipment Sales and Rentals
         Briggs ITD Corp.  (Delaware Corp.) 100%
         Briggs Equipment Trust (Delaware Business Trust) 100% Briggs Equipment Mexico Inc. (Delaware Corp.) 100% Montacargras Yale de Mexico S. A. de C.V. (YALESA)
            (Mexico Corp.)
         Briggs Equipment S.A. de C.V. (BESA) (Mexico Corp.)

      F. Real Estate

         Crestpark Inc.  (Delaware Corp.) 100%
         Sammons Venture Properties, Inc. (Delaware Corp.) 100% Sammons Realty Corporation (Delaware Corp.) 100% Sammons Legacy Venture GP Inc. (Delaware Corp) 100% Sammons Legacy Venture LP Inc. (Delaware Corp) 100% Sammons Income Properties Inc. (Delaware Corp) 100%

      G. Tourism

         The Grove Park Inn Resort Inc.  (Delaware Corp) 100%
         Adventure Tours USA, Inc.  (Delaware Corp) 100%
         Santo Tours and Travel Inc.  (New York Corp) 100%
         ATUSA Inc. (Delaware Corp) 100%

Item 27. Number of Contract Owners
      As of December 31, 1998 there were 1,1772 holders of nonqualified contracts and 3,472 holders of qualified contracts.

Item 28. Indemnification
  The Company indemnifies actions against all officers, directors, and Employees to the full extent permitted by South Dakota law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Item 29a.Relationship of Principal Underwriter to Other Investment Companies Walnut Street Securities, the principal underwriter of the Registrant is also the principal underwriter for flexible premium variable life insurance contracts issued through Midland National Life Separate Account A.
    Walnut Street Securities, the principal underwriter of the Registrant is also the principal underwriter for General American Life Insurance
    Company as well as Paragon Life Insurance Company.

Item 29b.Principal Underwriters
   Unless otherwise noted, the address of each director and executive officer of Walnut Street Securities is 670 Mason Ridge Center Drive, Suite 300, St. Louis MO 63141-8557

      Name and Principal            Position and Offices
      Business Address               With Walnut Street Securities
        Richard J. Miller            Pres., CEO, Dir.
        Nancy L. Gucwa               Chief Executive Officer, E.V.P., Dir.
        Steve Abbey                  V.P., Compliance and Assistant Secretary
        Steven Anderson              V.P.
        Mabeline Julien              Assistant Treasurer
        James Koeger                 Assistant Treasurer
        Thomas Hughes, Jr.           Treasurer
        Maureen Sheehan              Assistant Secretary
        Joyce Hillebrand             Assistant Secretary
        Norman Lazarus               CCO, Director of Compliance
        Don Wuller                   Sr.V.P.Admin, CEO
        Milton F. Svetanics Jr.      Dir., V.P., General Counsel and Secretary
        Dona Barber                  Dir.
        Mathew P. McCauley           Dir.
        Bernard H. Wolzenski         Dir.
        Stephen Palmitier            Dir.
        Kevin Eichner                Dir. , Chairman


Item 29c.Compensation of Principal Underwriters
   The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

   (1)              (2)           (3)             (4)            (5)
                    Net
   Name of          Underwriting
   Principal        Discount and   Compensation   Brokerage
   Underwriter      Commissions    On Redemption  Commissions    Compensation

   Walnut Street   2,857,416        0                0            223,950
   Securities

Item 30. Location of Accounts and Records
   The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at:

   One Midland Plaza
   Sioux Falls, SD  57193

Item 31. Management Services
    No management related services are provided to the Registrant, except as discussed in Parts A and B.

Item 32. Undertakings and Representations - Midland National Life
    Insurance Company represents that all fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses to be incurred and the risk assumed by Midland National Life Insurance Company.

(a) A post-effective amendment to this registration statement will be filed as frequently as is necessary to ensure that the audited financial statement in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Any application to purchase a contract offered by the prospectus will include a space that an applicant can check to request a Statement of Additional Information.

(c) Any Statement of Additional Information and any financial statements required to be made available under this form will be delivered promptly upon written or oral request.

Section 403(b) Representation

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

Statement Pursuant to Rule 6c-7

Midland National Life and Separate Account C rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, Midland National Life and Separate Account C are exempt from the provisions of Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

VAITEM24

                              SIGNATURES
                              __________


    As required by the Securities Act of 1933, and under the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account C has caused this Registration Statement to be signed on its behalf in the City of Sioux Falls, South Dakota on the 5th day of April, 1999.

                                  Midland National Life Separate Account C


(Seal)                        By: Midland National Life Insurance Company


                              By: _/s/ Michael M. Masterson_________
                                             President


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following
    Directors of Midland National Life Insurance Company in the capacities and on the dates indicated.

    Signature                    Title                          Date
    ---------                    -----                          ----


    /s/ Michael M. Masterson     Director, Chairman of the      April 5, 1999
    Michael M. Masterson         Board, Chief Executive
                                 Officer and President


    /s/ John J. Craig__          Director, Executive            April 5, 1999
    John J. Craig II             Vice President


    /s/_Russell A. Evenson       Director, Senior Vice          April 5, 1999
    Russell A. Evenson           President and Chief
                                 Actuary


    /s/_ Steven C. Palmitier     Director, Senior Vice          April 5, 1999
    Steven C. Palmitier          President and Chief
                                 Marketing Officer


    /s/_Thomas M. Meyer_         Vice President and             April 5, 1999
    Thomas M. Meyer              Chief Financial
                                 Officer


    ____________________         Director and Vice President    April 5, 1999
    Robert W. Korba



 SECVA2

                              SIGNATURE
                              __________


    As required by the Securities Act of 1933, and under the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account C certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf in the City of Sioux Falls, South Dakota on the 5th day of April, 1999.

                                  Midland National Life Separate Account C


(Seal)                        By: Midland National Life Insurance Company


                              By: _/s/ John J. Craig II_____________
                                   John J. Craig II
                                   Executive Vice President


SECVA2A

Registration No. 33-64016
                                                POST EFFECTIVE AMENDMENT NO. 9



________________________________________________________________________________
________________________________________________________________________________



                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                ______________________________________________



                                  EXHIBITS

                                     TO

                                  FORM N-4

                           REGISTRATION STATEMENT

                                   UNDER

                         THE SECURITIES ACT OF 1933

                                    FOR

                           MNL SEPARATE ACCOUNT C

                                    AND

                   MIDLAND NATIONAL LIFE INSURANCE COMPANY

                ______________________________________________








________________________________________________________________________________
________________________________________________________________________________

                          EXHIBIT INDEX

Item 24.
(b) (8) (d)  Participation Agreement for Massachusetts
                   Financial Variable Insurance Trusts.

        (e)  Participation Agreement for Lord Abbett
                   Series Funds, Inc.

   (10) (a) Consent of Counsel
        (b) Consent of Independent Auditors




EXHBTVA

PARTICIPATION AGREEMENT

AMONG

MFS VARIABLE INSURANCE TRUST,

MIDLAND NATIONAL LIFE INSURANCE COMPANY


AND

MASSACHUSETTS FINANCIAL SERVICES COMPANY


	THIS AGREEMENT, made and entered into this ____ day of August 1998, by and among MFS VARIABLE INSURANCE TRUST, a
Massachusetts business trust (the "Trust"), MIDLAND NATIONAL LIFE
INSURANCE COMPANY, a South Dakota corporation (the "Company") on its own behalf and on behalf of each of the segregated asset accounts of the Company set forth in Schedule A hereto, as may be amended from time to time (the "Accounts"), and MASSACHUSETTS FINANCIAL
SERVICES COMPANY, a Delaware corporation ("MFS").

	WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered or will be registered under the Securities Act of 1933, as amended (the "1933 Act");

	WHEREAS, shares of beneficial interest of the Trust are divided into several series of shares, each representing the interests in a particular managed pool of securities and other assets;

	WHEREAS, the series of shares of the Trust offered by the Trust to the Company and the Accounts are set forth on Schedule A attached hereto (each, a "Portfolio," and, collectively, the "Portfolios");

	WHEREAS, MFS is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law, and is the Trust's investment adviser;

	WHEREAS, the Company will issue certain variable annuity and/or variable life insurance contracts (individually, the "Policy" or, collectively, the "Policies") which, if required by applicable law, will be registered under the 1933 Act;

	WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable annuity and/or variable life insurance contracts that are allocated to the Accounts (the Policies and the Accounts covered by this Agreement, and each corresponding Portfolio covered by this Agreement in which the Accounts invest, is specified in Schedule A attached hereto as may be modified from time to time);

	WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act (unless exempt therefrom);

	WHEREAS, MFS Fund Distributors, Inc. (the "Underwriter") is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD");

	WHEREAS, Walnut Street Securities, Inc. is the underwriter for the Policies; and

	WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in one or more of the Portfolios specified in Schedule A attached hereto (the "Shares") on behalf of the Accounts to fund the Policies, and the Trust intends to sell such Shares to the Accounts at net asset value;

	NOW, THEREFORE, in consideration of their mutual promises, the Trust, MFS, and the Company agree as follows:


ARTICLE I.  SALE OF TRUST SHARES

1.1.	The Trust agrees to sell to the Company those Shares
which the Accounts order (based on orders placed by Policy holders on that Business Day, as defined below) and which are available for purchase by such Accounts, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the Shares. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such orders by 10:00 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange, Inc. (the
"NYSE") is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

1.2.	The Trust agrees to make the Shares available indefinitely
for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC and the Trust shall calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell any Shares to the Company and the Accounts, or suspend or terminate the offering of the Shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interest of the Shareholders of such Portfolio.

1.3.	The Trust and MFS agree that the Shares will be sold only
to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans and MFS or its affiliates. The Trust and MFS will not sell Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

1.4.	The Trust agrees to redeem for cash, on the Company's
request, any full or fractional Shares held by the Accounts (based on orders placed by Policy owners on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 10:00 a.m. New York time on the next following Business Day.

1.5.	Each purchase, redemption and exchange order placed by
the Company shall be placed separately for each Portfolio and shall not be netted with respect to any Portfolio. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase and redemption orders with respect to each Portfolio and shall transmit one net payment for all of the Portfolios in accordance with Section 1.6 hereof.

1.6.	In the event of net purchases, the Company shall pay for
the Shares by 2:00 p.m. New York time on the next Business Day after an order to purchase the Shares is made in accordance with the provisions of Section 1.1. hereof. In the event of net redemptions, the Trust shall pay the redemption proceeds by 2:00 p.m. New York time on the next Business Day after an order to redeem the shares is made in accordance with the provisions of
Section 1.4. hereof. All such payments shall be in federal funds transmitted by wire.

1.7.	Issuance and transfer of the Shares will be by book entry
only. Stock certificates will not be issued to the Company or the Accounts. The Shares ordered from the Trust will be recorded in an appropriate title for the Accounts or the appropriate subaccounts of the Accounts.

1.8.	The Trust shall furnish same day notice (by wire or
telephone followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in additional Shares of that Portfolio. The Trust shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

1.9.	The Trust or its custodian shall make the net asset value
per share for each Portfolio available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. In the event that the Trust is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time which the Trust takes to make the net asset value available to the Company. If the Trust provides materially incorrect share net asset value information, the Trust shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Company.


ARTICLE II.  CERTAIN REPRESENTATIONS, WARRANTIES
AND COVENANTS

2.1.	The Company represents and warrants that the Policies are
or will be registered under the 1933 Act or are exempt from or not subject to registration thereunder, and that the Policies will be issued, sold, and distributed in compliance in all material respects with all applicable state and federal laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account as a segregated asset account under applicable law and has registered or, prior to any issuance or sale of the Policies, will register the Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Policies, and that it will maintain such registration for so long as any Policies are outstanding. The Company shall amend the registration statements under the 1933
Act for the Policies and the registration statements under the 1940 Act for the Accounts from time to time as required in order to effect the continuous offering of the Policies or as may otherwise be required by applicable law. The Company shall register and qualify the Policies for sales in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2.	The Company represents and warrants that the Policies are
currently and at the time of issuance will be treated as life insurance, endowment or annuity contract under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), that it will maintain such treatment and that it will notify the Trust or MFS immediately upon having a reasonable basis for believing that the Policies have ceased to be so treated or that they might not be so treated in the future.

2.3.	The Company represents and warrants, to the best of its
information and belief, that Walnut Street Securities, Inc., the underwriter for the Policies, is a member in good standing of the NASD and is a registered broker-dealer with the SEC. The
Company represents and warrants that it, and to the best of its information and belief, Walnut Street Securities, Inc., will sell and distribute such policies in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.4.	The Trust and MFS represent and warrant that the Shares
sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of The Commonwealth of Massachusetts and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary by the Trust.

2.5.	MFS represents and warrants that the Underwriter is a
member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Trust and MFS represent that the Trust and the Underwriter will sell and distribute the Shares in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.6.	The Trust represents that it is lawfully organized and
validly existing under the laws of The Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

2.7.	MFS represents and warrants that it is and shall remain
duly registered under all applicable federal securities laws and that it shall perform its obligations for the Trust in compliance in all material respects with any applicable federal securities laws and with the securities laws of The Commonwealth of Massachusetts.
MFS represents and warrants that it is not subject to state securities laws other than the securities laws of The
Commonwealth of Massachusetts and that it is exempt from registration as an investment adviser under the securities laws of The Commonwealth of Massachusetts.

2.8.	No less frequently than annually, the Company shall
submit to the Board such reports, material or data as the Board may reasonably request so that it may carry out fully the obligations imposed upon it by the conditions contained in the exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding (the "Mixed and Shared Funding Exemptive Order").


ARTICLE III.  PROSPECTUS AND PROXY STATEMENTS;
VOTING

3.1.	At least annually, the Trust or its designee shall provide
the Company, free of charge, with as many copies of the current prospectus (describing only the Portfolios listed in Schedule A hereto) for the Shares as the Company may reasonably request for distribution to existing Policy owners whose Policies are funded by such Shares. The Trust or its designee shall provide the Company, at the Company's expense, with as many copies of the current prospectus for the Shares as the Company may reasonably request for distribution to prospective purchasers of Policies. If requested by the Company in lieu thereof, the Trust or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once each year (or more frequently if the prospectus for the Shares is supplemented or amended) to have the prospectus for the Policies and the prospectus for the Shares printed together in one document; the expenses of such printing to be apportioned between (a) the Company and (b) the Trust or its designee in proportion to the number of pages of the Policy and Shares' prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts;
the Trust or its designee to bear the cost of printing the Shares' prospectus portion of such document for distribution to owners of existing Policies funded by the Shares and the Company to bear the expenses of printing the portion of such document relating to the Accounts; provided, however, that the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Policies not funded by the Shares. In the event that the Company requests that the Trust or its designee provides the Trust's prospectus in a "camera ready" or diskette format, the Trust shall be responsible for providing the prospectus in the format in which it or MFS is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (e.g., typesetting expenses), and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

3.2.	The prospectus for the Shares shall state that the statement of additional information for the Shares is available from the Trust or its designee. The Trust or its designee, at its expense, shall print and provide such statement of additional information to the Company (or a master of such statement suitable for duplication by the Company) for distribution to any owner of a Policy funded by the Shares. The Trust or its designee, at the Company's expense, shall print and provide such statement to the Company
(or a master of such statement suitable for duplication by the Company) for distribution to a prospective purchaser who requests such statement or to an owner of a Policy not funded by the Shares.

3.3.	The Trust or its designee shall provide the Company free
of charge copies, if and to the extent applicable to the Shares, of the Trust's proxy materials, reports to Shareholders and other communications to Shareholders in such quantity as the Company shall reasonably require for distribution to Policy owners.

3.4.	Notwithstanding the provisions of Sections 3.1, 3.2, and
3.3 above, or of Article V below, the Company shall pay the expense of printing or providing documents to the extent such cost is considered a distribution expense. Distribution expenses would include by way of illustration, but are not limited to, the printing of the Shares' prospectus or prospectuses for distribution to prospective purchasers or to owners of existing Policies not funded by such Shares.

3.5.	The Trust hereby notifies the Company that it may be
appropriate to include in the prospectus pursuant to which a Policy is offered disclosure regarding the potential risks of mixed and shared funding.

3.6.	If and to the extent required by law, the Company shall:

	(a)	solicit voting instructions from Policy owners;

(b)	vote the Shares in accordance with instructions
received from Policy owners; and

(c)	vote the Shares for which no instructions have
been received in the same proportion as the Shares of such Portfolio for which instructions have been received from Policy owners;

so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. The Company will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Policy owners. The Company reserves the right to vote shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts holding Shares calculates voting privileges in the manner required by the Mixed and Shared Funding Exemptive Order. The Trust and MFS will notify the Company of any changes of interpretations or amendments to the Mixed and Shared Funding Exemptive Order.


ARTICLE IV.  SALES MATERIAL AND INFORMATION

4.1.	The Company shall furnish, or shall cause to be furnished,
to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS are named, at least three (3) Business Days prior to its use. No such material shall be used if the Trust, MFS, or their respective designees reasonably objects to such use within three (3) Business Days after receipt of such material.

4.2.	The Company shall not give any information or make any
representations or statement on behalf of the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS or concerning the Trust or any other such entity in connection with the sale of the Policies other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust, MFS or their respective designees, except with the permission of the Trust, MFS or their respective designees. The Trust, MFS or their respective designees each agrees to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, MFS or any of their affiliates which is intended for use only by brokers or agents selling the Policies (i.e., information that is not intended for distribution to Policy owners or prospective Policy owners) is so used, and neither the Trust, MFS nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

4.3.	The Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or the Accounts is named, at least three (3) Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within three (3)
Business Days after receipt of such material.

4.4.	The Trust and MFS shall not give, and agree that the
Underwriter shall not give, any information or make any representations on behalf of the Company or concerning the Company, the Accounts, or the Policies in connection with the sale of the Policies other than the information or representations contained in a registration statement, prospectus, or statement of additional information for the Policies, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports for the Accounts, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company. The Company or its designee agrees to respond to any request for approval on a prompt and timely basis. The parties hereto agree that this Section 4.4. is neither intended to designate nor otherwise imply that MFS is an underwriter or distributor of the Policies.

4.5.	The Company and the Trust (or its designee in lieu of the
Company or the Trust, as appropriate) will each provide to the other at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Policies, or to the Trust or its Shares, prior to or contemporaneously with the filing of such document with the SEC or other regulatory authorities. The Company and the Trust shall also each promptly inform the other of the results of any examination by the SEC (or other regulatory authorities) that relates to the Policies, the Trust or its Shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any "deficiency letter" or other non-privileged correspondence or written report regarding any such examination.

4.6.	The Trust and MFS will provide the Company with as
much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Trust's registration statement, particularly any change resulting in change to the registration statement or prospectus or statement of additional information for any Account. The Trust and MFS will cooperate with the Company so as to enable the Company to solicit proxies from Policy owners or to make changes to its prospectus, statement of additional information or registration statement, in an orderly manner. The Trust and MFS will make reasonable efforts to attempt to have changes affecting Policy prospectuses become effective simultaneously with the annual updates for such prospectuses.

4.7.	For purpose of this Article IV and Article VIII, the phrase
"sales literature or other promotional material" includes but is not limited to advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), and sales literature (such as brochures, circulars, reprints or excerpts or any other advertisement, sales literature, or published articles), distributed or made generally available to customers or the public, educational or training materials or communications distributed or made generally available to some or all agents or employees.


ARTICLE V.  FEES AND EXPENSES

5.1.	The Trust shall pay no fee or other compensation to the
Company under this Agreement, and the Company shall pay no fee or other compensation to the Trust, except that if the Trust or any Portfolio adopts and implements a plan pursuant to Rule 12b-
1 under the 1940 Act to finance distribution and Shareholder servicing expenses, then, subject to obtaining any required exemptive orders or regulatory approvals, the Trust may make payments to the Company or to the underwriter for the Policies if and in amounts agreed to by the Trust in writing. Each party, however, shall, in accordance with the allocation of expenses specified in Articles III and V hereof, reimburse other parties for expenses initially paid by one party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Accounts.

5.2.	The Trust or its designee shall bear the expenses for the
cost of registration and qualification of the Shares under all applicable federal and state laws, including preparation and filing of the Trust's registration statement, and payment of filing fees and registration fees; preparation and filing of the Trust's proxy materials and reports to Shareholders; setting in type and printing its prospectus and statement of additional information (to the extent provided by and as determined in accordance with Article
III above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article III above); the preparation of all statements and notices required of the Trust by any federal or state law with respect to its Shares; all taxes on the issuance or transfer of the Shares; and the costs of distributing the Trust's prospectuses and proxy materials to owners of Policies funded by the Shares and any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act. The Trust shall not bear any expenses of marketing the Policies.

5.3.	The Company shall bear the expenses of distributing the
Shares' prospectus or prospectuses in connection with new sales of the Policies and of distributing the Trust's Shareholder reports to Policy owners. The Company shall bear all expenses associated with the registration, qualification, and filing of the Policies under applicable federal securities and state insurance laws; the cost of preparing, printing and distributing the Policy prospectus and statement of additional information; and the cost of preparing, printing and distributing annual individual account statements for Policy owners as required by state insurance laws.

5.4	MFS will quarterly reimburse the Company certain of the
administrative costs and expenses incurred by the Company as a result of operations necessitated by the beneficial ownership by Policy owners of shares of the Portfolios of the Trust, equal to 0.15% per annum of the net assets of the Trust attributable to variable life or variable annuity contracts offered by the Company or its affiliates. In no event shall such fee be paid by the Trust, its shareholders or by the Policy holders.


ARTICLE VI.  DIVERSIFICATION AND RELATED
LIMITATIONS

6.1.	The Trust and MFS represent and warrant that each
Portfolio of the Trust will meet the diversification requirements of
Section 817 (h) (1) of the Code and Treas. Reg. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, as they may be amended from time to time (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal
Revenue Service interpreting these sections), as if those requirements applied directly to each such Portfolio.

6.2.	The Trust and MFS represent that each Portfolio will elect
to be qualified as a Regulated Investment Company under Subchapter M of the Code and that they will maintain such qualification (under Subchapter M or any successor or similar provision).


ARTICLE VII.  POTENTIAL MATERIAL CONFLICTS

7.1.	The Trust agrees that the Board, constituted with a
majority of disinterested trustees, will monitor each Portfolio of the Trust for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners of the Company and/or affiliated companies ("contract owners") investing in the Trust. The Board shall have the sole authority to determine if a material irreconcilable conflict exists, and such determination shall be binding on the Company only if approved in the form of a resolution by a majority of the Board, or a majority of the disinterested trustees of the Board. The Board will give prompt notice of any such determination to the Company.

7.2.	The Company agrees that it will be responsible for
assisting the Board in carrying out its responsibilities under the conditions set forth in the Trust's exemptive application pursuant to which the SEC has granted the Mixed and Shared Funding
Exemptive Order by providing the Board, as it may reasonably request, with all information necessary for the Board to consider any issues raised and agrees that it will be responsible for promptly reporting any potential or existing conflicts of which it is aware to the Board including, but not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. The Company also agrees that, if a material irreconcilable conflict arises, it will at its own cost remedy such conflict up to and including (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting to a vote of all affected contract owners whether to withdraw assets from the Trust or any Portfolio and reinvesting such assets in a different investment medium and, as appropriate, segregating the assets attributable to any appropriate group of contract owners that votes in favor of such segregation, or offering to any of the affected contract owners the option of segregating the assets attributable to their contracts or policies, and (b) establishing a new registered management investment company and segregating the assets underlying the Policies, unless a majority of Policy owners materially adversely affected by the conflict have voted to decline the offer to establish a new registered management investment company.

7.3.	A majority of the disinterested trustees of the Board shall
determine whether any proposed action by the Company adequately remedies any material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, the Company will withdraw from investment in the Trust each of the Accounts designated by the disinterested trustees and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required to remedy any such material irreconcilable conflict as determined by a majority of the disinterested trustees of the Board.

7.4.	If and to the extent that Rule 6e-2 and Rule 6e-3(T) are
amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and 6e-
3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2, 7.3 and 7.4 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.


ARTICLE VIII.  INDEMNIFICATION

8.1.	Indemnification by the Company

	The Company agrees to indemnify and hold harmless the Trust, MFS, any affiliates of MFS, and each of their respective directors/trustees, officers and each person, if any, who controls the Trust or MFS within the meaning of Section 15 of the 1933
Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

(a)	arise out of or are based upon any untrue
statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Policies or contained in the Policies or sales literature or other promotional material for the Policies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Company or its designee by or on behalf of the Trust or MFS for use in the registration statement, prospectus or statement of additional information for the Policies or in the Policies or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

(b)	arise out of or as a result of statements or
representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust not supplied by the Company or its designee, or persons under its control and on which the Company has reasonably relied) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

(c)	arise out of any untrue statement or alleged untrue
statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Trust, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

(d)	arise out of or result from any material breach of
any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

(e)	arise as a result of any failure by the Company to
provide the services and furnish the materials under the terms of this Agreement;

as limited by and in accordance with the provisions of this Article
VIII.


	8.2.	Indemnification by the Trust

	The Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing
(each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including reasonable counsel fees) to which any Indemnified
Party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

(a)	arise out of or are based upon any untrue
statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified
Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust, MFS, the Underwriter or their respective designees by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Trust or in sales literature or other promotional material for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares;
or

(b)	arise out of or as a result of statements or
representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material for the Policies not supplied by the Trust, MFS, the Underwriter or any of their respective designees or persons under their respective control and on which any such entity has reasonably relied) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Policies or Shares;
or

(c)	arise out of any untrue statement or alleged untrue
statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Accounts or relating to the Policies, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust, MFS or the Underwriter; or

(d)	arise out of or result from any material breach of
any representation and/or warranty made by the Trust in this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement) or arise out of or result from any other material breach of this Agreement by the Trust; or

(e)	arise out of or result from the materially incorrect
or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; or

(f)	arise as a result of any failure by the Trust to
provide the services and furnish the materials under the terms of the Agreement;

as limited by and in accordance with the provisions of this Article
VIII.

8.3.	In no event shall the Trust be liable under the
indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Company, or any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account
(which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

8.4.	Neither the Company nor the Trust shall be liable under
the indemnification provisions contained in this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, willful misconduct, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

8.5.	Promptly after receipt by an Indemnified Party under this
Section 8.5. of notice of commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

8.6.	Each of the parties agrees promptly to notify the other
parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with the Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

8.7.	A successor by law of the parties to this Agreement shall
be entitled to the benefits of the indemnification contained in this
Article VIII.  The indemnification provisions contained in this
Article VIII shall survive any termination of this Agreement.


ARTICLE IX.  APPLICABLE LAW

9.1.	This Agreement shall be construed and the provisions
hereof interpreted under and in accordance with the laws of The
Commonwealth of Massachusetts.

9.2.	This Agreement shall be subject to the provisions of the
1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.  NOTICE OF FORMAL PROCEEDINGS

	The Trust, MFS, and the Company agree that each such party shall promptly notify the other parties to this Agreement, in writing, of the institution of any formal proceedings brought against such party or its designees by the NASD, the SEC, or any insurance department or any other regulatory body regarding such party's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares.


ARTICLE XI.  TERMINATION

11.1.	This Agreement shall terminate with respect to the
Accounts, or one, some, or all Portfolios:

(a)	at the option of any party upon six (6) months'
advance written notice to the other parties; or

(b)	at the option of the Company to the extent that the
Shares of Portfolios are not reasonably available to meet the requirements of the Policies or are not "appropriate funding vehicles" for the Policies, as reasonably determined by the Company. Without limiting the generality of the foregoing, the Shares of a Portfolio would not be "appropriate funding vehicles" if, for example, such Shares did not meet the diversification or other requirements referred to in Article VI hereof; or if the Company would be permitted to disregard Policy owner voting instructions pursuant to Rule 6e-2 or 6e-
3(T) under the 1940 Act. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished to the Trust by the Company; or

(c)	at the option of the Trust or MFS upon institution
of formal proceedings against the Company by the NASD, the SEC, or any insurance department or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares; or

(d)	at the option of the Company upon institution of
formal proceedings against the Trust by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or MFS' duties under this Agreement or related to the sale of the Shares; or

(e)	at the option of the Company, the Trust or MFS
upon receipt of any necessary regulatory approvals and/or the vote of the Policy owners having an interest in the Accounts (or any subaccounts) to substitute the shares of another investment company for the corresponding
Portfolio Shares in accordance with the terms of the Policies for which those Portfolio Shares had been selected to serve as the underlying investment media. The Company will give thirty
(30) days' prior written notice to the Trust of the Date of any proposed vote or other action taken to replace the Shares; or

(f)	termination by either the Trust or MFS by written
notice to the Company, if either one or both of the Trust or MFS respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(g)	termination by the Company by written notice to
the Trust and MFS, if the Company shall
determine, in its sole judgment exercised in good faith, that the Trust or MFS has suffered a material adverse change in this business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(h)	at the option of any party to this Agreement, upon
another party's material breach of any provision of this Agreement; or

(i)	upon assignment of this Agreement, unless made
with the written consent of the parties hereto.

11.2.	The notice shall specify the Portfolio or Portfolios,
Policies and, if applicable, the Accounts as to which the Agreement is to be terminated.

11.3.	It is understood and agreed that the right of any party
hereto to terminate this Agreement pursuant to Section 11.1(a) may be exercised for cause or for no cause.

11.4.	Except as necessary to implement Policy owner initiated
transactions, or as required by state insurance laws or regulations, the Company shall not redeem the Shares attributable to the Policies (as opposed to the Shares attributable to the Company's assets held in the Accounts), and the Company shall not prevent Policy owners from allocating payments to a Portfolio that was otherwise available under the Policies, until thirty (30) days after the Company shall have notified the Trust of its intention to do so.

11.5.	Notwithstanding any termination of this Agreement, the
Trust and MFS shall, at the option of the Company, continue to make available additional shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (the "Existing Policies"), except as otherwise provided under Article VII of this Agreement. Specifically, without limitation, the owners of the Existing Policies shall be permitted to transfer or reallocate investment under the Policies, redeem investments in any Portfolio and/or invest in the Trust upon the making of additional purchase payments under the Existing Policies.



ARTICLE XII.  NOTICES

	Any notice shall be sufficiently given when sent by registered or certified mail, overnight courier or facsimile to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

	If to the Trust:

		MFS Variable Insurance Trust
		500 Boylston Street
		Boston, Massachusetts  02116
		Facsimile No.: (617) 954-6624
		Attn:  Stephen E. Cavan, Secretary

	If to the Company:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193-0001

		Facsimile No.:  (605)373-8555
		Attn:  Russell Evenson, Senior Vice President and Actuary


	If to MFS:

		Massachusetts Financial Services Company
		500 Boylston Street
		Boston, Massachusetts  02116
		Facsimile No.: (617) 954-6624
		Attn:  Stephen E. Cavan, General Counsel


ARTICLE XIII.  MISCELLANEOUS

13.1.	Subject to the requirement of legal process and regulatory
authority, each party hereto shall treat as confidential the names and addresses of the owners of the Policies and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement or as otherwise required by applicable law or regulation, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain.

13.2.	The captions in this Agreement are included for
convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

13.3.	This Agreement may be executed simultaneously in one or
more counterparts, each of which taken together shall constitute one and the same instrument.

13.4.	If any provision of this Agreement shall be held or made
invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

13.5.	The Schedule attached hereto, as modified from time to
time, is incorporated herein by reference and is part of this Agreement.

13.6.	Each party hereto shall cooperate with each other party in
connection with inquiries by appropriate governmental authorities
(including without limitation the SEC, the NASD, and state insurance regulators) relating to this Agreement or the transactions contemplated hereby.

13.7.	The rights, remedies and obligations contained in this
Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

13.8.	A copy of the Trust's Declaration of Trust is on file with
the Secretary of State of The Commonwealth of Massachusetts.
The Company acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The
Company further acknowledges that the assets and liabilities of each Portfolio are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Portfolio on whose behalf the Trust has executed this instrument. The Company also agrees that the obligations of each Portfolio hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Portfolio for the obligations of another Portfolio.



	IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

MIDLAND NATIONAL LIFE
INSURANCE COMPANY


___________________________
__________________________
By its authorized officer,


By:


Title:



MFS VARIABLE INSURANCE
TRUST,
on behalf of the Portfolios
By its authorized officer and not
individually,


By:

James R. Bordewick, Jr.
Assistant Secretary


MASSACHUSETTS
FINANCIAL SERVICES
COMPANY
By its authorized officer,


By:

James R. Bordewick, Jr.
Senior Vice President and
  Assistant General Counsel


	A
s of   ____________________




SCHEDULE A


ACCOUNTS, POLICIES AND PORTFOLIOS
SUBJECT TO THE PARTICIPATION AGREEMENT





Name of Separate
Account and Date
Established by Board of Directors


Policies Funded
by Separate Account


Portfolios
Applicable to Policies


Separate Account A
(July, 1987)



Separate Account C
(March, 1991)





Variable Universal Life 3
Variable Executive Universal Life
Variable Universal Life
Variable Universal Life 2

Variable Annuity II
Variable Annuity





To All Policies:

MFS Emerging Growth Series
MFS Research Series
MFS Growth with Income Series
MFS New Discovery Series





PAGREMFS.TXT

FUND PARTICIPATION AGREEMENT


THIS AGREEMENT made as of the 11th day of June, 1998, by
and between Lord Abbett Series Fund, Inc. (FUND), a Maryland
Corporation, Lord, Abbett & Co. ("ADVISER"), a New York Partnership,
and   Midland National Life Insurance Company (the "COMPANY), a life insurance company organized under the laws of the State of South
Dakota .

WHEREAS, FUND is registered with the Securities and Exchange
 Commission (SEC) under the Investment Company Act of 1940, as amended (the "40 Act), as an open-end, diversified management investment company; and

WHEREAS, FUND is organized as a series fund comprised of several Portfolios (Portfolios), those currently available are listed on Appendix A hereto; and

WHEREAS, FUND was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts (Variable Contracts) offered by life insurance companies through separate accounts ("Separate Accounts") of such life insurance companies (Participating Insurance Companies) and also offers its shares to certain qualified pension and retirement plans ("Qualified Plans"); and

WHEREAS, FUND intends to apply for an order from the SEC, granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans (Exemptive Order); and

WHEREAS, the COMPANY has established or will establish one or more separate accounts (Separate Accounts) to offer Variable
Contracts and is desirous of having FUND as one of the underlying funding vehicles for such Variable Contracts; and

WHEREAS, ADVISER is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended and acts as the FUND's investment adviser and Adviser's subsidiary, Lord Abbett Distributors LLC, a New York limited liability Company (the "Distributor") is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended and acts as Fund's principal underwriter; and


WHEREAS, to the extent permitted by applicable insurance laws and regulations, the COMPANY intends to purchase shares of FUND to fund the aforementioned Variable Contracts and FUND is authorized to sell such shares to the COMPANY at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, the COMPANY, FUND, and ADVISER agree as follows:

	Article I.  SALE OF FUND SHARES

1.1 FUND agrees to make available to the Separate Accounts of the COMPANY shares of the selected Portfolios as listed on Appendix
B for investment of purchase payments of Variable Contracts allocated to the designated Separate Accounts as provided in FUND's Registration Statement.

1.2 FUND agrees to sell to the COMPANY those shares of the selected Portfolios of Fund which the COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by FUND or its designee of the order for the shares of FUND. For purposes of this Section 1.2, the COMPANY shall be the designee of FUND for receipt of such orders from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that the COMPANY receives the order by 4:00 p.m. New York time and FUND receives notice from the COMPANY by telephone or facsimile (or by such other means as FUND and the COMPANY may agree in writing) of such order by 10:00 a.m. New York time on the next following
Business Day.  "Business Day" shall mean any day on which the New
York Stock Exchange is open for trading and on which FUND calculates its net asset value pursuant to the rules of the SEC.

1.3 FUND agrees to redeem on the COMPANY's request, any full or fractional shares of FUND held by the COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by FUND or its designee of the request for redemption, in accordance with the provisions of this agreement and FUND's Registration Statement. For purposes of this Section 1.3, the
COMPANY shall be the designee of FUND for receipt of requests for redemption from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that the COMPANY receives the request for redemption by 4:00 p.m. New York time and FUND receives notice from the COMPANY by telephone or facsimile (or by such other means as FUND and the COMPANY may agree in writing) of such request for redemption by 10:00 a.m. New York time on the next following Business Day.

1.4 FUND shall furnish, on or before the ex-dividend date, notice to the COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolios of FUND. The COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolios shares in additional shares of the Portfolio. FUND shall notify the COMPANY or its designee of the number of shares so issued as payment of such dividends and distributions.


1.5 FUND shall make the net asset value per share for the selected Portfolio(s) available to the COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m. New York time. In the event that FUND is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the COMPANY to place orders for the purchase and redemption of shares. Such additional time shall be equal to the additional time which FUND takes to make the net asset value available to the COMPANY.
 If the Fund provides materially incorrect share net asset value information, the Fund shall make an adjustment to the number of shares purchased or redeemed for the Portfolio(s) to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Company.

1.6	At the end of each Business Day, the COMPANY shall use
the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, the COMPANY shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of FUND shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to FUND by the COMPANY by 10:00 a.m. New York Time on the Business Day next following the COMPANY's receipt of such requests and premiums in accordance with the terms of Sections 1.2 and
1.3 hereof.


1.7 If the COMPANY's order requests the purchase of FUND shares, the COMPANY shall pay for such purchase by wiring federal funds to FUND or its designated custodial account on the day the order is transmitted by the COMPANY. If the COMPANY's order requests a net redemption resulting in a payment of redemption proceeds to the COMPANY, FUND shall use its best efforts to wire the redemption proceeds to the COMPANY by the next Business Day, unless doing so would require FUND to dispose of Portfolio securities or otherwise incur additional costs. In any event, proceeds shall be wired to the COMPANY within three Business Days or such longer period permitted by the '40 Act or the rules, orders or regulations thereunder and FUND shall notify the person designated in writing by the COMPANY as the recipient for such notice of such delay by 3:00 p.m. New York Time the same Business Day that the COMPANY transmits the redemption order to FUND. If the COMPANY's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another Portfolio advised by ADVISER, FUND shall so apply such proceeds the same Business Day that the COMPANY transmits such order to FUND.

1.8 FUND agrees that all shares of the Portfolios of FUND will be sold only to Participating Insurance Companies which have agreed to participate in FUND to fund their Separate Accounts and/or to Qualified Plans, all in accordance with the requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (Code) and Treasury Regulation 1.817-5. Shares of the Portfolios of FUND will not be sold directly to the general public.

1.9 FUND may refuse to sell shares of any Portfolios to any person, or suspend or terminate the offering of the shares of any Portfolios if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Directors of the FUND (the "Board"), deemed necessary, desirable or appropriate.

1.10 Issuance and transfer of Portfolio shares will be by book entry only. Stock certificates will not be issued to the COMPANY or the Separate Accounts. Shares ordered from Portfolios will be recorded in appropriate book entry titles for the Separate Accounts.

	Article II.  REPRESENTATIONS AND WARRANTIES

2.1 The COMPANY represents and warrants that it is an insurance company duly organized and in good standing under the laws of South Dakota and that it has legally and validly established each Separate Account as a segregated asset account under such laws.

2.2 The COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust (UIT) in accordance with the provisions of the 40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

2.3 The COMPANY represents and warrants that the Variable
Contracts will be registered under the Securities Act of 1933 (the 33 Act) unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and further that the sale of the Variable Contracts shall comply in all material respects with state insurance law suitability requirements.


2.4 The COMPANY represents and warrants that the Variable
Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify FUND immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5 FUND represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the '33 Act and sold in accordance with all applicable federal and state laws, and FUND shall be registered under the 40 Act prior to and at the time of any issuance or sale of such shares. FUND, subject to Section 1.9 above, shall amend its registration statement under the 33 Act and the 40 Act from time to time as required in order to effect the continuous offering of its shares. FUND shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by FUND.

2.6 FUND represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

2.7 FUND represents and warrants that each Portfolio invested in by the Separate Account intends to elect to be treated as a regulated investment company under Subchapter M of the Code, and to qualify for such treatment for each taxable year and will notify the COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

2.8 ADVISER represents and warrants that Distributor is and will be a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and is and will be registered as a broker-dealer with the SEC. ADVISER further represents that Distributor will sell and distribute Portfolio shares in accordance with all applicable state and federal laws and regulations, including without limitation the '33 Act, the '34 Act and the '40 Act.

2.9 ADVISER represents and warrants that it and Distributor are still and will remain duly registered and licensed in all material respects under all applicable federal and state securities laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.


Article III.  PROSPECTUS AND PROXY STATEMENTS

3.1 FUND shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of FUND. Except for the costs and fees the Distributor is obligated to pay pursuant to its distribution agreement with the FUND, the FUND shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this
Section 3.1 and all taxes and filing fees to which an issuer is subject on the issuance and transfer of its shares.

3.2 At least annually, FUND or its designee shall provide the COMPANY, free of charge, with as many copies of the current prospectus for the shares of the Portfolios as the COMPANY may reasonably request for distribution to existing Variable Contract owners whose Variable Contracts are funded by such shares. FUND or its designee shall provide the COMPANY, at the COMPANY's expense, with as many more copies of the current prospectus for the shares as the COMPANY may reasonably request for distribution to prospective purchasers of Variable Contracts. If requested by the COMPANY in lieu thereof, FUND or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the COMPANY, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once a year (or more frequently if the prospectus for the shares is supplemented or amended) to have the prospectus for the Variable Contracts and the prospectus for the FUND shares and any other fund shares offered as investments for the Variable Contracts printed together in one document. The cost associated with producing such single document shall be allocated as set forth in the first two sentences of this section.

3.3  FUND will provide the COMPANY with at least one complete copy of all prospectuses, statements of additional information, annual
and semi-annual reports, proxy statements,   exemptive applications and
all amendments or supplements to any of the above that relate to the Portfolios promptly after the filing of each such document with the SEC or other regulatory authority. The COMPANY will provide FUND with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account promptly after the filing of each such document with the SEC or other regulatory authority.


	Article IV.  SALES MATERIALS

4.1 The COMPANY will furnish, or will cause to be furnished, to FUND and ADVISER, each piece of sales literature or other promotional material in which FUND or ADVISER or DISTRIBUTOR is named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if FUND, ADVISER or DISTRIBUTOR objects to its use in writing within ten (10) Business Days after receipt of such material.

4.2 FUND and DISTRIBUTOR will furnish, or will cause to be furnished, to the COMPANY, each piece of sales literature or other promotional material in which the COMPANY or its Separate Accounts are named, at least fifteen (15) Business Days prior to its intended use.
 No such material will be used if the COMPANY objects to its use in writing within ten (10) Business Days after receipt of such material.

4.3 FUND and its affiliates and agents shall not give any information or make any representations on behalf of the COMPANY or concerning the COMPANY, the Separate Accounts, or the Variable
Contracts issued by the COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by the COMPANY or its designee, except with the written permission of the COMPANY.

4.4 The COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of FUND , ADVISER or DISTRIBUTOR or concerning FUND, ADVISER or DISTRIBUTOR other than the information or representations contained in a registration statement or prospectus for FUND, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by FUND, ADVISER or DISTRIBUTOR or its designee, except with the written permission of FUND, ADVISER or DISTRIBUTOR, as the case may be.


4.5 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. rules, the 40 Act or the '33 Act.

	Article V.  POTENTIAL CONFLICTS

5.1 The parties acknowledge that FUND intends to file an application with the SEC to request an order granting relief from various provisions of the '40 Act and the rules thereunder to the extent necessary to permit FUND shares to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans.
 It is anticipated that the Exemptive Order, when and if issued, shall require FUND and each Participating Insurance Company to comply with conditions and undertakings substantially as provided in this Section 5.
 If the Exemptive Order imposes conditions materially different from those provided for in this Section 5, the conditions and undertakings imposed by the Exemptive Order shall govern this Agreement and the parties hereto agree to amend this Agreement consistent with the Exemptive Order. The Fund will not enter into a participation agreement with any other Participating Insurance Company unless it imposes the same conditions and undertakings as are imposed on the COMPANY hereby.

5.2 The Board will monitor FUND for the existence of any material irreconcilable conflict between the interests of Variable Contract owners of all separate accounts investing in FUND. An irreconcilable material conflict may arise for a variety of reasons, which may include:
(a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of FUND are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance Contract owners; (f) a decision by a Participating Insurance Company to disregard the voting instructions of Variable Contract owners and (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of plan participants.

5.3 The COMPANY will report any potential or existing conflicts to the Board. The COMPANY will be responsible for assisting the Board in carrying out its duties in this regard by providing the Board with all information reasonably necessary for the Board to consider any issues raised. The responsibility includes, but is not limited to, an obligation by the COMPANY to inform the Board whenever it has determined to disregard Variable Contract owner voting instructions. These responsibilities of the COMPANY will be carried out with a view only to the interests of the Variable Contract owners.


5.4 If a majority of the Board or majority of its disinterested members, determines that a material irreconcilable conflict exists, affecting the COMPANY, the COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of the Board's disinterested members), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including; (a) withdrawing the assets allocable to some or all of the Separate Accounts from FUND or any Portfolio thereof and reinvesting those assets in a different investment medium, which may include another Portfolio of FUND, or another investment company; (b) submitting the question as to whether such segregation should be implemented to a vote of all affected
Variable Contract owners and as appropriate, segregating the assets of any appropriate group (i.e variable annuity or variable life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (c) establishing a new registered management investment company (or series thereof) or managed separate account. If a material irreconcilable conflict arises because of the COMPANYs decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, the COMPANY may be required, at the election of FUND to withdraw the Separate Accounts investment in FUND, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

For the purposes of this Section 5.4, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict but in no event will FUND or ADVISER (or any other investment adviser of FUND) be required to establish a new funding medium for any Variable Contract. Further, the COMPANY shall not be required by this
Section 5.4 to establish a new funding medium for any Variable
Contracts if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially and adversely affected by the irreconcilable material conflict.

5.5 The Boards determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to the COMPANY.

5.6 No less than annually, the COMPANY shall submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the Board.


	Article VI.  VOTING

6.1 The COMPANY will provide pass-through voting privileges to all Variable Contract owners so long as the SEC continues to interpret the 40 Act as requiring pass-through voting privileges for Variable Contract owners. Accordingly, the COMPANY, where applicable, will vote shares of the Portfolio held in its Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. The COMPANY will be responsible for assuring that each of its Separate Accounts that participates in FUND calculates voting privileges in a manner consistent with other Participating Insurance Companies. The COMPANY will vote shares for which it has not received timely voting instructions, as well as shares it owns, in the same proportion as its votes those shares for which it has received voting instructions.

6.2 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Exemptive Order, then FUND, and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

	Article VII.  INDEMNIFICATION

7.1 Indemnification by the COMPANY. The COMPANY agrees to indemnify and hold harmless FUND, ADVISER and DISTRIBUTOR and each of their trustees, directors, members, principals, officers, partners, employees and agents and each person, if any, who controls FUND, ADVISER or DISTRIBUTOR within the meaning of Section 15 of the 33 Act (collectively, the Indemnified Parties for purposes of this Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the COMPANY, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of FUNDs shares or the Variable Contracts and:


(a)	arise out of or are based upon any untrue statements or
alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Variable Contracts or contained in the Variable Contracts
(or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY by or on behalf of an Indemnified Party for use in the registration statement or prospectus for the Variable Contracts or in the Variable Contracts or sales literature
(or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or FUND shares; or

(b)	arise out of or as a result of statements or representations
(other than statements or representations contained in the registration statement, prospectus or sales literature of FUND not supplied by the COMPANY, or persons under its control) or wrongful conduct of the COMPANY or persons under its control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

(c)	arise out of any untrue statement or alleged untrue
statement of a material fact contained in a registration statement, prospectus, or sales literature of FUND or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to FUND by or on behalf of the COMPANY; or

(d) arise as a result of any failure by the COMPANY to provide the services and furnish the materials under the terms of this Agreement; or

	(e)	arise out of or result from any material breach of any
representation and/or warranty made by the COMPANY in this Agreement or arise out of or result from any other material breach in this Agreement by the COMPANY.


7.2 The COMPANY shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.


7.3 The COMPANY shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the COMPANY in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the COMPANY of any such claim shall not relieve the COMPANY from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the COMPANY shall be entitled to participate at its own expense in the defense of such action. The COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the COMPANY to such party of the COMPANY's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

7.4 Indemnification by FUND. FUND agrees to indemnify and hold harmless the COMPANY and each of its directors, officers, employees, and agents and each person, if any, who controls the COMPANY within the meaning of Section 15 of the 33 Act (collectively, the Indemnified Parties for the purposes of this Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of ADVISER which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of FUND's shares or the Variable Contracts and:

  (a)	arise out of or are based upon any untrue state-
ment or alleged untrue statement of any material fact contained in the registration statement or prospectus of FUND (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to FUND by or on behalf of the COMPANY for use in the registration statement or prospectus for FUND (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable
Contracts or FUND shares; or


(b)	arise out of or as a result of statements or repre-
sentations (other than statements or repre-sentations contained in the registration statement, prospectus or sales literature for the Variable
Contracts not supplied by FUND or persons under its control) or wrongful conduct of FUND or persons under their control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

(c)	arise out of any untrue statement or alleged untrue
statement of a material fact contained in a registration statement or prospectus covering the Variable Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY for inclusion therein by or on behalf of FUND; or

 (d)	arise as a result of (i) a failure by FUND to provide
the services and furnish the materials under the terms of this Agreement; or (ii) a failure by a Portfolio(s) invested in by the Separate Account to comply with the diversification requirements of
Section 817(h) of the Code; or (iii) a failure by a Portfolio(s) invested in by the Separate Account to qualify as a regulated investment company under Subchapter M of the Code; or

(e)	arise out or result from the material incorrect or untimely
calculation or reporting of the daily net asset value per share or dividend or capital gain or distribution rate; or

(f)	arise out of or result from any material breach of
any representation and/or warranty made by FUND in this Agreement or arise out of or result from any other material breach of this Agreement by FUND.

7.5 Indemnification by ADVISER. To the extent not covered by any applicable insurance coverage of the ADVISER, ADVISER agrees to indemnify and hold harmless the Company and each of its directors, officers, employees, and agents and each person, if any, who controls the COMPANY within the meaning of Section 15 of the '33 Act
(collectively, the "Indemnified Parties" for the purposes of this Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of ADVISER which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisitions of FUND's shares or the Variable Contracts and:


(a)	arise out of or are based upon any untrue statement or
alleged untrue statement of any material fact contained in the sales literature of FUND (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to ADVISER by or on behalf of the COMPANY for use in Fund sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or FUND shares; or

(b)	arise out of or as a result of statements or
representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by ADVISER or persons under its control, such as Distributor) or wrongful conduct of ADVISER or persons under its control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

(c)	arise out of any untrue statement or alleged untrue
statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Variable Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY for inclusion therein by or on behalf of Advisor; or

	(d)	arise as a result of a failure by ADVISOR to provide the
services and furnish the material under the terms of this Agreement; or

	(e)	arise out of or result from any material breach of any
representation and or warranty made by ADVISER in this Agreement or arise out of or result from any other material breach of this Agreement by ADVISER.

7.6 FUND or ADVISER shall not be liable under this indemni-fication provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.


7.7 FUND or ADVISER, as the case may be, shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified FUND or ADVISER, as the case may be, in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify FUND or ADVISER of any such claim shall not relieve FUND or ADVISER from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, FUND or ADVISER shall be entitled to participate at its own expense in the defense thereof. FUND or ADVISER also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from FUND or ADVISER to such party of FUND's or ADVISER's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and FUND or ADVISER will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

	Article VIII.  TERM; TERMINATION

8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

8.2 This Agreement shall terminate in accordance with the following provisions:

   (a)	At the option of the COMPANY or FUND at any
time from the date hereof upon 180 days' notice, unless a shorter time is agreed to by the parties;

  (b)	At the option of the COMPANY, if FUND shares
are not reasonably available to meet the requirements of the Variable Contracts as determined by the COMPANY. Prompt notice of election to terminate shall be furnished by the COMPANY, said termination to be effective ten days after receipt of notice unless FUND makes available a sufficient number of shares to reasonably meet the requirements of the Variable
Contracts within said ten-day period;

 (c)	At the option of the COMPANY, upon the insti-
tution of formal proceedings against FUND by the SEC, the National Association of Securities
Dealers, Inc., or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in the COMPANY's reasonable judgment, materially impair FUND's ability to meet and perform FUND's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by the COMPANY with said termination to be effective upon receipt of notice;


   (d)	At the option of FUND, upon the institution of
formal proceedings against the COMPANY by the SEC, the National Association of Securities
Dealers, Inc., or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in FUND's reasonable judgment, materially impair the COMPANY's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by FUND with said termination to be effective upon receipt of notice;

   (e)	In the event FUNDs shares are not registered,
issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by the COMPANY. Termination shall be effective upon such occurrence without notice;

   (f)	At the option of FUND if the Variable Contracts
cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if FUND reasonably believes that the Variable Contracts may fail to so qualify.
Termination shall be effective upon receipt of notice by the COMPANY;

   (g)	At the option of the COMPANY, upon FUND's
breach of any material provision of this Agree-ment, which breach has not been cured to the satisfaction of the COMPANY within ten days after written notice of such breach is delivered to FUND;

   (h)	At the option of FUND, upon the COMPANY's
breach of any material provision of this Agree-ment, which breach has not been cured to the satisfaction of FUND within ten days after written notice of such breach is delivered to the COMPANY;

   (i)	At the option of FUND, if the Variable Contracts
are not registered, issued or sold in accordance with applicable federal and/or state law.
Termination shall be effective immediately upon such occurrence without notice;

   (j)	In the event this Agreement is assigned without
the prior written consent of the COMPANY, FUND, and ADVISER, termination shall be effective immediately upon such occurrence without notice.


  8.3 Notwithstanding any termination of this Agreement pursuant to Section 8.2 hereof, FUND at the option of the COMPANY will continue to make available additional FUND shares, as provided below, pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts or the COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in FUND, redeem investments in FUND and/or invest in FUND upon the payment of additional premiums under the Existing Contracts.

	Article IX.  NOTICES

Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to FUND, or ADVISER.
Lord, Abbett & Co.
The GM Building - 767 Fifth Avenue
New York, NY  10153-0203
Attn:  Thomas F. Konop

If to the COMPANY:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193-0001

ATTN:  Russell A. Evenson
	 			Senior Vice President and Actuary

Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.

	Article X.  MISCELLANEOUS

10.1 The COMPANY shall be reimbursed for distribution expenses as provided for in the Distribution Plan attached hereto as Appendix C under the terms and conditions set forth in such Distribution Plan.

 	10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.


10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Indiana. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

10.6 It is understood and expressly stipulated that neither the shareholders of shares of any Portfolio nor the Board or officers of FUND or any Portfolio shall be personally liable hereunder. No Portfolio shall be liable for the liabilities of any other Portfolio. All persons dealing with FUND or a Portfolio must look solely to the property of FUND or that Portfolio, respectively, for enforcement of any claims against FUND or that Portfolio. It is also understood that each of the Portfolios shall be deemed to be entering into a separate Agreement with the COMPANY so that it is as if each of the Portfolios had signed a separate Agreement with the COMPANY and that a single document is being signed simply to facilitate the execution and administration of the Agreement.

10.7 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the National Association of Securities Dealers, Inc. and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

10.8 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

10.9 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by FUND, ADVISER and the COMPANY.

	10.10 If this Agreement terminates, the parties agree that Article 7 and Sections 10.1, 10.6, 10.7 and 10.8 shall remain in effect after termination.



IN WITNESS WHEREOF, the parties have caused their duly authorized partners or officers to execute this Fund Participation Agreement as of the date and year first above written.

Lord Abbett Series
Fund, Inc.

By:________________
_____________
Name:
Title:

Lord, Abbett & Co.

By:________________
_____________
Name:
Title:

MIDLAND NATIONAL
LIFE INSURANCE
COMPANY

By:________________
______________
Name:
Title:

	Appendix A

FUND and its Portfolios

Lord Abbett Series Fund, Inc.				Growth and
Income Portfolio

	Appendix B



Separate Accounts						Selected Portfolios

Separate Account A					Growth and Income
Portfolio



Separate Account C				Growth and Income
Portfolio

PAGRELA.TXT

April 26, 1999

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193


      RE: Separate Account C
          Form N-4, File No. 33-64016


Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 filed by Midland National Life Insurance Company Separate Account C for certain annuity contracts (File No. 33-64016). As counsel who has reviewed the Registration Statement, we certify that it does not contain disclosures that would render it ineligible to become effective pursuant to paragraph
(b) of Rule 485 under the Securities Act of 1933. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,



SUTHERLAND, ASBILL & BRENNAN  L L P



by: __/s/Frederick_R._Bellamy__
      Frederick R. Bellamy

         CONSENT OF IDEPENDENT ACCOUNTANTS



We consent to the inclusion in Post effective Amendment No. 9 to this Registration Statement of Midland National Life Separate Account C on Form N-4 (File No. 33-64016) of our reports dated March 26, 1999 and March 17, 1999, on our audits of the financial statements of Midland National Life Separate Account C, and the financial statements of Midland National Life Insurance Company, respectively. We also consent to the reference of our firm under the caption "Financial and Actuarial".



PRICEWATERHOUSECOOPERS L L P


MINNEAPOLIS, MINNESOTA
April 23, 1999

CNSNTVA2.TXT